                                                                   EXHIBIT 10(c)

                                LOAN AGREEMENT

                                     among


                             INTERTAN CANADA LTD.

                             AS CANADIAN BORROWER

                                      and

                             INTERTAN U.K. LIMITED

                               AS U.K. BORROWER


                                      and


                                INTERTAN, INC.

                                 AS GUARANTOR


                                      and

                            BANK OF AMERICA CANADA

                       AS AGENT AND AS A CANADIAN LENDER

                                      AND

           BANK OF AMERICA N.T.&S.A. (LONDON ENGLAND BRANCH OFFICE)

                               AS A U.K. LENDER

                                      AND

                     THE LENDERS (AS HEREINBELOW DEFINED)

                                  dated as of
                               December 22, 1997
OSLER, HOSKIN & HARCOURT                           MEIGHEN DEMERS
Borrowers' and Guarantor's Canadian Counsel        Agent's and Lenders' Counsel

                               TABLE OF CONTENTS

1.       DEFINITIONS............................................................................................-1-
         -----------
         1.1      DEFINITIONS...................................................................................-1-
                  -----------
         1.2      ACCOUNTING TERMS.............................................................................-33-
                  ----------------
         1.3      INTERPRETATION...............................................................................-33-
                  --------------
         1.4      REFERENCES...................................................................................-34-
                  ----------
         1.5      INTEREST CALCULATIONS AND PAYMENTS...........................................................-34-
                  ----------------------------------
         1.6      INTEREST ACT (CANADA)........................................................................-35-
                  ---------------------

2.       LOANS AND LETTERS OF CREDIT...........................................................................-35-
         ---------------------------
         2.1      TOTAL FACILITY...............................................................................-35-
                  --------------
         2.2      REVOLVING LOANS..............................................................................-36-
                  ---------------
         2.3      LETTERS OF CREDIT............................................................................-44-
                  -----------------
         2.4      F/X TRANSACTIONS.............................................................................-52-
                  ----------------
         2.5      DELIBERATELY LEFT BLANK......................................................................-53-
                  -----------------------
         2.6      CONVERSION...................................................................................-53-
                  ----------
         2.7      ROLLOVER/SELECTION OF INTEREST PERIODS.......................................................-54-
                  --------------------------------------
         2.8      BA EQUIVALENT LOANS..........................................................................-54-
                  -------------------
         2.9      LIBOR LOANS..................................................................................-55-
                  -----------

3.       INTEREST AND OTHER CHARGES............................................................................-55-
         --------------------------
         3.1      INTEREST.....................................................................................-55-
                  --------
         3.2      DEFAULT RATE.................................................................................-56-
                  ------------
         3.3      UNUSED LINE FEE..............................................................................-56-
                  ---------------
         3.4      MAXIMUM INTEREST RATE........................................................................-57-
                  ---------------------
         3.5      CLOSING FEE..................................................................................-57-
                  -----------
         3.6      COLLATERAL MANAGEMENT FEE....................................................................-57-
                  -------------------------
         3.7      COLLECTION DAY...............................................................................-58-
                  --------------

4.       PAYMENTS AND PREPAYMENTS..............................................................................-58-
         ------------------------
         4.1      LOANS........................................................................................-58-
                  -----
         4.2      PLACE AND FORM OF PAYMENTS; EXTENSION OF TIME................................................-58-
                  ---------------------------------------------
         4.3      APPORTIONMENT, APPLICATION AND REVERSAL OF PAYMENTS..........................................-59-
                  ---------------------------------------------------
         4.4      INDEMNITY FOR RETURNED PAYMENTS..............................................................-60-
                  -------------------------------
         4.5      FUNDING LOSSES...............................................................................-61-
                  --------------
         4.6      CURRENCY.....................................................................................-61-
                  --------
         4.7      PAYMENTS AS REVOLVING LOANS..................................................................-61-
                  ---------------------------
         4.8      EXCESS RESULTING FROM EXCHANGE RATE CHANGE...................................................-62-
                  ------------------------------------------
         4.9      TAXES........................................................................................-62-
                  -----

5.       AGENT AND/OR LENDERS BOOKS AND RECORDS; MONTHLY STATEMENTS............................................-63-

6.       COLLATERAL............................................................................................-63-
         ----------
         6.1      GRANT OF SECURITY INTEREST...................................................................-63-
                  --------------------------
         6.2      PERFECTION AND PROTECTION OF SECURITY INTEREST...............................................-65-
                  ----------------------------------------------
         6.3      LOCATION OF COLLATERAL.......................................................................-66-
                  ----------------------
         6.4      TITLE TO, LIENS ON AND SALE AND USE OF COLLATERAL............................................-67-
                  -------------------------------------------------
         6.5      APPRAISALS...................................................................................-67-
                  ----------
         6.6      ACCESS AND EXAMINATION.......................................................................-67-
                  ----------------------
         6.7      INSURANCE....................................................................................-68-
                  ---------
         6.8      COLLATERAL REPORTING.........................................................................-68-
                  --------------------
         6.9      ACCOUNTS.....................................................................................-70-
                  --------
         6.10     COLLECTION OF ACCOUNTS; PAYMENTS.............................................................-71-
                  --------------------------------
         6.11     INVENTORY....................................................................................-73-
                  ---------
         6.12     EQUIPMENT....................................................................................-74-
                  ---------
         6.13     ASSIGNED CONTRACTS...........................................................................-75-
                  ------------------
         6.14     DOCUMENTS, INSTRUMENTS AND CHATTEL PAPER.....................................................-76-
                  ----------------------------------------
         6.15     RIGHT TO CURE................................................................................-76-
                  -------------
         6.16     POWER OF ATTORNEY............................................................................-76-
                  -----------------
         6.17     AGENT'S RIGHTS, DUTIES AND LIABILITIES.......................................................-77-
                  --------------------------------------

7.       BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES.....................................................-78-
         -------------------------------------------------
         7.1      BOOKS AND RECORDS............................................................................-78-
                  -----------------
         7.2      FINANCIAL INFORMATION........................................................................-78-
                  ---------------------
         7.3      NOTICES TO AGENT.............................................................................-80-
                  ----------------

8.       GENERAL WARRANTIES AND REPRESENTATIONS................................................................-82-
         --------------------------------------
         8.1      AUTHORIZATION, VALIDITY AND ENFORCEABILITY OF THIS AGREEMENT AND THE LOAN DOCUMENTS..........-82-
                  -----------------------------------------------------------------------------------
         8.2      VALIDITY AND PRIORITY OF SECURITY INTEREST...................................................-83-
                  ------------------------------------------
         8.3      ORGANIZATION AND QUALIFICATION...............................................................-83-
                  ------------------------------
         8.4      CORPORATE NAME; PRIOR TRANSACTIONS...........................................................-83-
                  ----------------------------------
         8.5      SUBSIDIARIES AND AFFILIATES..................................................................-83-
                  ---------------------------
         8.6      FINANCIAL STATEMENTS AND PROJECTIONS.........................................................-83-
                  ------------------------------------
         8.7      CAPITALIZATION...............................................................................-84-
                  --------------
         8.8      SOLVENCY.....................................................................................-84-
                  --------
         8.9      DEBT.........................................................................................-84-
                  ----
         8.10     DISTRIBUTIONS................................................................................-84-
                  -------------
         8.11     TITLE TO PROPERTY............................................................................-84-
                  -----------------
         8.12     ADEQUATE ASSETS..............................................................................-84-
                  ---------------
         8.13     REAL PROPERTY; LEASES........................................................................-84-
                  ---------------------
         8.14     PROPRIETARY RIGHTS COLLATERAL................................................................-85-
                  -----------------------------
         8.15     TRADE NAMES..................................................................................-85-
                  -----------
         8.16     LITIGATION...................................................................................-85-
                  ----------

         8.17     RESTRICTIVE AGREEMENTS.......................................................................-85-
                  ----------------------
         8.18     LABOUR DISPUTES..............................................................................-85-
                  ---------------
         8.19     ENVIRONMENTAL LAWS...........................................................................-86-
                  ------------------
         8.20     NO VIOLATION OF LAW..........................................................................-87-
                  -------------------
         8.21     NO DEFAULT...................................................................................-87-
                  ----------
         8.22     PLANS........................................................................................-87-
                  -----
         8.23     TAXES........................................................................................-88-
                  -----
         8.24     EVENT OF DEFAULT.............................................................................-88-
                  ----------------
         8.25     AUTHORITY TO INCUR DEBTS.....................................................................-88-
                  ------------------------
         8.26     NO MATERIAL ADVERSE CHANGE...................................................................-89-
                  --------------------------
         8.27     DISCLOSURE...................................................................................-89-
                  ----------
         8.28     WORKERS' COMPENSATION........................................................................-89-
                  ---------------------
         8.29     REAL ESTATE..................................................................................-89-
                  -----------
         8.30     INVESTMENT ACT...............................................................................-90-
                  --------------
         8.31     MARGIN SECURITIES............................................................................-90-
                  -----------------

9.       AFFIRMATIVE AND NEGATIVE COVENANTS....................................................................-91-
         ----------------------------------
         9.1      TAXES AND OTHER OBLIGATIONS..................................................................-91-
                  ---------------------------
         9.2      CORPORATE EXISTENCE AND GOOD STANDING........................................................-91-
                  -------------------------------------
         9.3      COMPLIANCE WITH LAW AND AGREEMENTS...........................................................-91-
                  ----------------------------------
         9.4      MAINTENANCE OF PROPERTY AND INSURANCE........................................................-92-
                  -------------------------------------
         9.5      ENVIRONMENTAL LAWS...........................................................................-92-
                  ------------------
         9.6      PLANS........................................................................................-93-
                  -----
         9.7      MERGERS, CONSOLIDATIONS, ACQUISITIONS OR SALES...............................................-93-
                  ----------------------------------------------
         9.8      DISTRIBUTIONS; CAPITAL CHANGES...............................................................-93-
                  ------------------------------
         9.9      TRANSACTIONS AFFECTING COLLATERAL OR OBLIGATIONS.............................................-94-
                  ------------------------------------------------
         9.10     GUARANTEES...................................................................................-94-
                  ----------
         9.11     DEBT.........................................................................................-94-
                  ----
         9.12     PREPAYMENT...................................................................................-95-
                  ----------
         9.13     TRANSACTIONS WITH AFFILIATES.................................................................-95-
                  ----------------------------
         9.14     INVESTMENT BANKING AND FINDER'S FEES.........................................................-95-
                  ------------------------------------
         9.15     BUSINESS CONDUCTED...........................................................................-95-
                  ------------------
         9.16     LIENS........................................................................................-95-
                  -----
         9.17     SALE AND LEASEBACK TRANSACTIONS..............................................................-95-
                  -------------------------------
         9.18     NEW SUBSIDIARIES.............................................................................-96-
                  ----------------
         9.19     RESTRICTED INVESTMENTS.......................................................................-96-
                  ----------------------
         9.20     DELIBERATELY LEFT BLANK......................................................................-96-
                  -----------------------
         9.21     DELIBERATELY LEFT BLANK......................................................................-96-
                  -----------------------
         9.22     MINIMUM AVAILABILITY.........................................................................-96-
                  --------------------
         9.23     TANGIBLE NET WORTH...........................................................................-96-
                  ------------------
         9.24     YEAR 2000 PROBLEM............................................................................-96-
                  -----------------
         9.25     RE - FILE BARRIE MORTGAGE....................................................................-96-
                  -------------------------
         9.26     DELIBERATELY LEFT BLANK......................................................................-96-
                  -----------------------

         9.27     FURTHER ASSURANCES...........................................................................-96-
                  ------------------

10.      CLOSING; CONDITIONS TO LENDING........................................................................-96-
         ------------------------------
         10.1     REPRESENTATIONS AND WARRANTIES; COVENANTS; EVENTS............................................-97-
                  -------------------------------------------------
         10.2     CLOSING DATE CONDITIONS......................................................................-97-
                  -----------------------
         10.3     RELEASE OF PROCEEDS; DRAWDOWN DATE...........................................................-99-
                  ----------------------------------
         10.4     TERMINATION OF LIENS........................................................................-101-
                  --------------------
         10.5     DELIBERATELY LEFT BLANK.....................................................................-101-
                  -----------------------
         10.6     CLOSING FEE.................................................................................-101-
                  -----------
         10.7     PAYMENT OF FEES AND EXPENSES................................................................-101-
                  ----------------------------
         10.8     REQUIRED APPROVALS..........................................................................-101-
                  ------------------
         10.9     NO MATERIAL ADVERSE CHANGE..................................................................-101-
                  --------------------------
         10.10    PROCEEDINGS.................................................................................-101-
                  -----------
         10.11    ENVIRONMENTAL MATTERS.......................................................................-102-
                  ---------------------

11.      DEFAULT; REMEDIES....................................................................................-102-
         -----------------
         11.1     EVENTS OF DEFAULT...........................................................................-102-
                  -----------------
         11.2     REMEDIES....................................................................................-105-
                  --------

12.      TERM AND TERMINATION OF REVOLVING LOAN...............................................................-107-

13.      GUARANTEES...........................................................................................-108-
         ----------
         13.1     THE GUARANTEES..............................................................................-108-
                  --------------
         13.2     GUARANTEE ABSOLUTE..........................................................................-108-
                  ------------------
         13.3     CONSENTS, WAIVERS AND RENEWALS..............................................................-109-
                  ------------------------------
         13.4     SUBROGATION.................................................................................-110-
                  -----------

14.      THE AGENT............................................................................................-110-
         ---------
         14.1     AGENT.......................................................................................-110-
                  -----
         14.2     AGENT'S RESPONSIBILITY......................................................................-111-
                  ----------------------
         14.3     AGENT'S DUTIES..............................................................................-112-
                  --------------
         14.4     PROTECTION OF AGENT.........................................................................-113-
                  -------------------
         14.5     INDEMNIFICATION OF AGENT....................................................................-115-
                  ------------------------
         14.6     TERMINATION OR RESIGNATION OF AGENT.........................................................-115-
                  -----------------------------------
         14.7     RIGHTS OF AGENT, BAUK AND BACAN.............................................................-116-
                  -------------------------------
         14.8     AUTHORIZED WAIVERS, VARIATIONS AND OMISSIONS................................................-116-
                  --------------------------------------------
         14.9     FINANCIAL INFORMATION CONCERNING THE BORROWERS OR THE GUARANTORS............................-117-
                  ----------------------------------------------------------------
         14.10    KNOWLEDGE OF FINANCIAL SITUATION OF BORROWERS...............................................-117-
                  ---------------------------------------------
         14.11    RESTRICTIONS ON ACTIONS BY LENDERS; SHARING OF PAYMENTS.....................................-118-
                  -------------------------------------------------------
         14.12    CAPACITY AS AGENT...........................................................................-118-
                  -----------------
         14.13    CERTAIN RIGHTS OF THE AGENT.................................................................-119-
                  ---------------------------
         14.14    COLLATERAL MATTERS..........................................................................-119-
                  ------------------
         14.15    DESIGNATION OF BAUK AS AGENT................................................................-119-
                  ----------------------------

         14.16    FIELD AUDIT AND EXAMINATION REPORTS; DISCLAIMER BY LENDERS..................................-120-
                  ----------------------------------------------------------

 15.     ASSIGNMENTS AND TRANSFERS............................................................................-122-
         -------------------------
         15.1     BENEFIT OF AGREEMENT........................................................................-122-
                  --------------------
         15.2     ASSIGNMENTS AND TRANSFERS BY THE BORROWERS..................................................-122-
                  ------------------------------------------
         15.3     ASSIGNMENTS AND TRANSFERS BY A LENDER.......................................................-122-
                  -------------------------------------
         15.4     ASSIGNMENT AND ASSUMPTION AGREEMENT.........................................................-122-
                  -----------------------------------
         15.5     REGISTER AND NOTICE.........................................................................-124-
                  -------------------
         15.6     SUB-PARTICIPATIONS..........................................................................-125-
                  ------------------
         15.7     DISCLOSURE..................................................................................-125-
                  ----------

16.      MISCELLANEOUS........................................................................................-125-
         -------------
         16.1     CUMULATIVE REMEDIES; NO PRIOR RECOURSE TO COLLATERAL........................................-125-
                  ----------------------------------------------------
         16.2     NO IMPLIED WAIVERS..........................................................................-125-
                  ------------------
         16.3     SEVERABILITY................................................................................-126-
                  ------------
         16.4     GOVERNING LAW...............................................................................-126-
                  -------------
         16.5     CONSENT TO JURISDICTION AND VENUE; SERVICE OF PROCESS.......................................-126-
                  -----------------------------------------------------
         16.6     WAIVER OF JURY TRIAL, ETC...................................................................-126-
                  --------------------------
         16.7     SURVIVAL OF REPRESENTATIONS AND WARRANTIES..................................................-127-
                  ------------------------------------------
         16.8     OTHER SECURITY AND GUARANTEES...............................................................-127-
                  -----------------------------
         16.9     FEES AND EXPENSES...........................................................................-127-
                  -----------------
         16.10    WAIVER OF NOTICES...........................................................................-129-
                  -----------------
         16.11    BINDING EFFECT; ASSIGNMENT..................................................................-129-
                  --------------------------
         16.12    MODIFICATION................................................................................-129-
                  ------------
         16.13    COUNTERPARTS................................................................................-129-
                  ------------
         16.14    RIGHT OF SET-OFF............................................................................-129-
                  ----------------
         16.15    DELIBERATELY LEFT BLANK.....................................................................-130-
                  -----------------------
         16.16    PRECEDENCE..................................................................................-130-
                  ----------
         16.17    CONFIDENTIALITY.............................................................................-130-
                  ---------------
         16.18    ILLEGALITY..................................................................................-130-
                  ----------
         16.19    INCREASED COSTS.............................................................................-130-
                  ---------------
         16.20    JUDGMENT CURRENCY...........................................................................-132-
                  -----------------
         16.21    NOTICES.....................................................................................-133-
                  -------
         16.22    NATURE OF THE OBLIGATIONS...................................................................-134-
                  -------------------------

          LOAN AGREEMENT, dated as of December 22, 1997, among BANK OF AMERICA CANADA, a Canadian chartered bank, with offices at 200 Front Street West, Suite 2700, Toronto, Ontario, M5V 3L2, for itself as a Canadian Lender and as agent for the Lenders, BANK OF AMERICA N.T.&S.A. (LONDON ENGLAND BRANCH OFFICE), as a U.K. Lender and designated as an agent as provided in Section 14.15, the Lenders, INTERTAN CANADA LTD. (the " Canadian Borrower"), as a borrower, INTERTAN U.K. LIMITED (the "U.K. Borrower" and together with the Canadian Borrower, "the Borrowers"), as a borrower, and INTERTAN, INC. (the "Parent"), as a guarantor, each having its principal office and chief place of business as set forth, respectively in EXHIBIT "D";


                              W I T N E S S E T H
                              -------------------

          WHEREAS the Borrowers have requested that (a) the Agent and Canadian Lenders provide a revolving credit facility available by way of loans and letters of credit in an amount not exceeding U.S.$50,000,000 (or the equivalent amount thereof in Cdn.$) in favour of the Canadian Borrower and (b) that the Agent and U.K. Lenders provide a revolving credit facility available by way of loans and letters of credit in an amount not exceeding U.S.$25,000,000 (or the Equivalent Amount thereof in BPS) in favour of the U.K. Borrower, to provide for the repayment of the term loan due by the Borrowers to Tandy and to repay its revolving loans to a CIBC led bank syndicate and for the ongoing working capital requirements of the Borrowers;

          AND WHEREAS the Agent and Lenders have agreed to grant such facilities upon and subject to the terms hereof;

          NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement and for good and valuable consideration, the receipt of which is hereby acknowledged, the Borrowers, the Parent, the Agent and the Lenders hereby agree as follows:

1.   DEFINITIONS.
     -----------

     1.1  Definitions.  As used herein:
          -----------

          "(Pounds)" or "BPS" means lawful currency of the United Kingdom.
           -----------------

          "Account" means a Borrower's right to payment for a sale or lease
           -------
and/or delivery of goods or rendition of services.

          "Account Debtor" means each Person obligated in any way on or in
           --------------
connection with an Account.

          "Accounts Payable Reserve" means (A) in the case of the Canadian
           ------------------------
Borrower, all merchandise trade payables and accruals no greater than 30 days old less the account receivable due from Cantel (but only to the extent of the
    ----
Cantel payables included in the merchandise trade payables and accruals) and (B) in the case of the U.K. Borrower, one hundred percent (100%), of the Canadian Borrower's or U.K. Borrower's, as the case may be, merchandise trade payables as at the end of the immediately preceding month.

          "Action Request" means any request received by either Borrower, the
           --------------
Parent or any of its Subsidiaries from any governmental or regulatory body or agency under any Environmental Law whereby such body or agency requests that it take action or steps or do acts or things in respect of any property or assets in its charge, management or control to remediate a matter which is not or is alleged not to be in material compliance with all Environmental Laws.

          "Additional Compensation" has the meaning specified in Section 16.19.
           -----------------------

          "Affiliate" means:  (a) any Person which, directly or indirectly,
           ---------
controls, is controlled by or is under common control with, the Parent and/or either Borrower; (b) any Person which beneficially owns or holds, directly or indirectly, ten percent or more of any class of voting stock or equity interest (including partnership interests) of the Parent or either Borrower; (c) any Person, ten percent or more of any class of the voting stock (or if such Person is not a corporation, ten percent or more of the equity interest, including partnership interests) of which is beneficially owned or held, directly or indirectly, by the Parent and/or either Borrower or (d) any Person related within the meaning of the Income Tax Act of Canada to any such Person and
                          --------------
includes any "Affiliate" within the meaning specified in the Business
                                                             --------
Corporations Act (Canada) on the date hereof.  The term control (including the
----------------
terms "controlled by" and "under common control with"), means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Person in question.

          "Agent" means BACAN and its assignees and Persons designated by it and
           -----
includes BAUK to the extent provided in  Section 14.15.

          "Agent Advances" has the meaning specified in Section 2.2(i).
           --------------

          "Aggregate Commitments" means the sum of the Total Commitments in
           ---------------------
respect of both of the Revolving Credit Facilities.

          "Applicable Margins" means, collectively, the BA Rate Margin, the
           ------------------
LIBOR Rate Margin, the Base Rate Margin, the U.K. Reference Rate Margin and the Prime Rate Margin.

          "Assigned Contracts" means, collectively, all of the Borrowers' or
           ------------------
Parent's rights and remedies under, and all moneys and claims for money due or to become due to either Borrower or the Parent under any material contracts and any and all amendments, supplements, extensions, and renewals thereof including, without limitation, all rights and claims of either Borrower or the Parent now or hereafter existing: (i) under any insurance, indemnities, warranties, and guarantees provided for or arising out of or in connection with any of the foregoing agreements; (ii) for any damages arising out of or for breach of or default under or in connection with any of the foregoing agreements; (iii) to all other amounts from time to time paid or payable under or in connection with any of the foregoing agreements; or (iv) to exercise or enforce any and all covenants, remedies, powers and privileges thereunder.

          "Assignment" means an assignment agreement whereby the Parent assigns
           ----------
to the Agent and Canadian Lenders all of its rights and benefits of and under the U.K. Note and the U.K. Intercorporate Security, in form satisfactory to the Agent.

          "Audit Fee" has the meaning specified in Section 16.9.
           ---------

          "Australian Affiliate" means each of InterTAN Australia Ltd. and
           --------------------
Technotron Sales Corp. Pty. Ltd. and any Subsidiary thereof.

          "Average Loan Balance" means (a) in the case of the Canadian Borrower,
           --------------------
the average of the sum of Canadian Revolving Loans and Letters of Credit outstanding under the Canadian Revolving Credit Facility during the period of 180 days preceding the date of termination of this Agreement and (b) in the case of the U.K. Borrower, the average of the sum of U.K. Revolving Loans and Letters of Credit outstanding under the U.K. Revolving Credit Facility during the period of 180 days preceding the date of termination of this Agreement.

          "BACAN" means Bank of America Canada.
           -----

          "BAUK" means Bank of America N.T.&S.A. (London England Branch Office).
           ----

          "BA Equivalent Interest Period" means, with respect to each BA
           -----------------------------
Equivalent Loan, the period selected by the Canadian Borrower hereunder and being of one (1), three (3) or six (6) months' duration, or any other duration of seven (7) days to one hundred and eighty (180) days subject to the availability of funds to the Lenders, in each case commencing on the Drawdown Date, Conversion Date or Rollover Date with respect to the Drawdown or Rollover of or Conversion into such BA Equivalent Loan; provided that in any case the last day of each BA Equivalent Interest Period shall also be the first day of the next Interest Period and further provided that the last day of each BA Equivalent Interest Period shall be a Business Day and if the last day of a BA Equivalent Interest Period selected by the Canadian Borrower is not a Business Day, the Canadian Borrower shall be deemed to have selected a BA Equivalent Interest

Period the last day of which is the Business Day next following the last day of the BA Equivalent Interest Period otherwise selected, unless such next following Business Day falls in the next calendar month in which event the Canadian Borrower shall be deemed to have selected a BA Equivalent Interest Period the last day of which is the Business Day next preceding the last day of the BA Equivalent Interest Period otherwise selected and further provided that the last BA Equivalent Interest Period hereunder shall expire on or prior to the Maturity Date (or, after any renewal of this Agreement as herein provided, the expiry date of any Renewal Term).

          "BA Equivalent Loan" means a Loan in Canadian Dollars made by the
           ------------------
Canadian Lenders to the Canadian Borrower hereunder pursuant to a Drawdown, Rollover or Conversion, on which interest is payable under Section 3.1(c).

          "BA Rate" means, for the Interest Period of each BA Equivalent Loan,
           -------
the rate of interest per annum equal to the annual rate of interest quoted on the Business Day which is the first day of such Interest Period by BACAN as being its rate of interest for bankers' acceptances in Canadian dollars for a face amount similar to the amount of the applicable BA Equivalent Loan and for a term similar to the applicable BA Equivalent Interest Period.

          "BA Rate Margin" means two and one-half percent (2.5%).
           --------------

          "Base Rate" means the rate of interest publicly announced from time to
           ---------
time by BACAN as its reference rate of interest for loans made in U.S. Dollars to Canadian customers and designated as its "base" rate. It is a rate set by BACAN based upon various factors including BACAN's cost and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans. However, BACAN may price loans at, above or below such announced rate.

          "Base Rate Loan" means a Loan in U.S. Dollars made by the Canadian
           --------------
Lenders to the Canadian Borrower hereunder pursuant to a Drawdown, Rollover or Conversion of a Loan under the Canadian Revolving Credit Facility, on which interest is payable under Section 3.1(b).

          "Base Rate Margin" means one percent (1.0%) per annum.
           ----------------

          "BIS Guidelines" means the guidelines relating to capital adequacy
           --------------
proclaimed in July 1988 by the Basel Committee on Banking Regulations and Supervisory Practices of the Bank of International Settlements, as amended to the date hereof.

          "Borrowers" has the meaning specified in the preambles and includes
           ---------
their successors and permitted assigns.

          "Business Day" means any day that is not a Saturday, Sunday, or day on
           ------------
which banks in Toronto, Ontario and Chicago, Illinois and, in the case of the U.K. Revolving Loans and Letters of Credit issued at the request of the U.K. Borrower, London, England are required or permitted to close.

          "Canadian Availability" means:  (a) the lesser at any point in time
           ---------------------
of: (i) the Maximum Canadian Revolving Credit Line; and (ii) the sum of (A) eighty-five percent (85%) of the Net Amount of Eligible Canadian Accounts, plus
(B) the Inventory Advance Rate of the Canadian Borrower at such time multiplied by the value of Eligible Canadian Inventory; less (C) the Accounts Payable
                                             ----
Reserve (the amount under this clause (ii) referred to as the "Canadian Formula Amount"); less (b) without duplication (i) the Tax Reserve; (ii) the Dilution
          ----
Reserve; (iii) a reserve established for all amounts secured by any Liens, choate or inchoate, which rank or are capable of ranking in priority to the Agent's and/or Lenders' Security Interest, including without limitation, any such amounts due and not paid for vacation pay, amounts due and not paid under any legislation relating to workers' compensation or to unemployment insurance, all amounts deducted or withheld and not paid and remitted under the Income Tax
                                                                     ----------
Act of Canada, amounts currently or past due and not paid for realty, municipal
---
or similar taxes and all amounts currently or past due and not contributed, remitted or paid to any Plan or under the Canada Pension Plan, the Pension
                                                                   -------
Benefits Act or any similar legislation; (iv) a reserve in an amount determined
------------
by the Agent from time-to-time in respect of such portion of the Accounts as represents a sales or excise tax or goods and services tax; (v) a reserve for all claims, charges and Liens, including in respect of rent, storage and/or transport costs which have arisen or may arise, in respect of off-site Inventory or Inventory at leased locations unless a waiver and access agreement satisfactory to the Agent shall have been received; (vi) a reserve for all amounts due to contract managers under joint venture or similar arrangements; and (vii) all other reserves which the Agent in the exercise of its Permitted Discretion deems necessary or desirable to maintain with respect to the Canadian Borrower, including, without limitation, in respect of any amounts which the Agent and/or Lenders may be obligated to pay in the future for the account of the Canadian Borrower (the foregoing amount calculated by deducting (b) from (a) being hereinafter referred to as the "Canadian Borrowing Base"), less (c) the
                                      -----------------------    ----
sum of: (i) the unpaid balance of Canadian Revolving Loans at that time; (ii) the Canadian L/C Reserve; and (iii) the Canadian F/X Reserve provided, however,
                                                             --------  -------
that each of the reserves under clause (b) shall be established, and the amount thereof determined, by the Agent in the exercise of its Permitted Discretion.

          "Canadian Borrowing Base" has the meaning specified in the definition
           -----------------------
of Canadian Availability.

          "Canadian Closing Fee" has the meaning specified in Section 3.5(a).
           --------------------

          "Canadian Collateral" has the meaning specified in Section 6.1(a).
           -------------------

          "Canadian Dollars" or "Cdn. Dollars" or "Cdn. $" means lawful currency
           ----------------      ------------      ------
of Canada.

          "Canadian Formula Amount" has the meaning specified in the definition
           -----------------------
of Canadian Availability.

          "Canadian F/X Reserve" means a reserve established by the Agent in the
           --------------------
exercise of its Permitted Discretion, from time to time, for F/X Transactions with the Canadian Borrower outstanding. Initially, the reserve will be equal to ten percent (10%) of the notional principal amount of each F/X Transaction entered into with the Canadian Borrower (provided that the maturities of all F/X transactions at any time are evenly spread out over up to twelve months to the satisfaction of the Canadian Lenders). The Agent reserves the right to change the reserve based upon such factors as it considers relevant in its discretion, including, without limitation, the spread of settlement dates and exchange risks as assessed by the Agent and Canadian Lenders.

          "Canadian Guarantee" has the meaning specified in Section 10.1.
           ------------------

          "Canadian L/C Reserve" means a reserve established by the Agent in the
           --------------------
exercise of its Permitted Discretion, from time to time, for Letters of Credit issued on behalf of the Canadian Borrower. Such reserve shall be, initially, and shall never exceed one hundred percent (100%) of the undrawn amount of such Letters of Credit.

          "Canadian Lenders" means those Lenders who have a Commitment in the
           ----------------
Canadian Revolving Credit Facility.

          "Canadian Revolving Credit Facility" has the meaning specified in
           ----------------------------------
Section 2.2(a)(i).

          "Canadian Revolving Loans" has the meaning specified in Section
           ------------------------
2.2(b).

          "Canadian Unused Line Fee" has the meaning specified in Section
           ------------------------
3.3(a).

          "Capital Lease" means any lease of Property by either Borrower or any
           -------------
Guarantor that, in accordance with GAAP, should be reflected as a liability on the consolidated balance sheet of the Borrower.

          "Cash Dominion System" has the meaning specified in Section 6.10.
           --------------------

          "Cash Proceeds" has the meaning specified in Section 6.10.
           -------------

          "Closing Date" means the date on which the first Loans are made
           ------------
hereunder.

          "Collateral" has the meaning given to such term in Section 6.1(c).
           ----------

          "Collateral Management Fee" has the meaning specified in Section 3.6.
           -------------------------

          "Collection Account Agreements" has the meaning specified in Section
           -----------------------------
6.10.

          "Commitment" means on any day during the term hereof in relation to
           ----------
any Lender, except as otherwise provided herein, the amount of such Lender's individual commitment in the Canadian Revolving Credit Facility and/or U.K. Revolving Credit Facility, as the case may be, as set out on the execution pages hereof subject to modification pursuant to its Assignment and Assumption Agreement, as such amount has been reduced in accordance with Article 11, as at the date of determination.

          "Conversion" means the conversion of a Loan pursuant to the provisions
           ----------
of Section 2.6.

          "Conversion Date" means the date notified to the Agent by the Canadian
           ---------------
Borrower or U.K. Borrower, as the case may be, in accordance with Section 2.6 as being the date on which the Canadian Borrower or U.K. Borrower, as the case may be, has elected to convert one type of Loan into another type of Loan and which shall be a Business Day.

          "Credit Support" has the meaning specified in Section 2.3.
           --------------

          "Deadline" has the meaning specified in Section 6.10.
           --------

          "Debenture" has the meaning specified in Section 10.2.
           ---------

          "Debt" means, without duplication, all liabilities, obligations and
           ----
indebtedness of either Borrower or the Parent to any Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, and including, without in any way limiting the generality of the foregoing: (i) either Borrower's or the Parent's liabilities and obligations to trade creditors; (ii) all Obligations; (iii) all obligations and liabilities of any Person secured by any Lien on either Borrower's or the Parent's Property, even though a Borrower or the Parent shall not have assumed or become liable for the payment thereof; provided, however, that all such
                                          --------  -------
obligations and liabilities which are limited in recourse to such Property shall be included in Debt only to the extent of the book value of such Property as would be shown on a balance sheet of a Borrower or the Parent prepared in accordance with GAAP; (iv) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to Property used or acquired by a Borrower or the Parent even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such Property; provided,
                                                                --------
however, that all such obligations and liabilities which are limited in recourse
-------
to such Property shall be included in Debt only to the extent of the book value of such Property as would be shown on a consolidated balance sheet of the Parent prepared in accordance with GAAP; (v) all accrued pension fund and other employee benefit plan obligations and liabilities; (vi) all obligations and liabilities under Guarantees; and (vii) deferred taxes.

          "Defaulting Lender" has the meaning specified in Section 2.2(g).
           -----------------

          "Depository Banks" has the meaning specified in Section 6.10.
           ----------------

          "Dilution Reserve" means, initially, five percent (5%) of the Net
           ----------------
Amount of Eligible Canadian Accounts or Net Amount of Eligible U.K. Accounts, as applicable, provided that the Agent may in the exercise of its Permitted Discretion change such reserve with respect to the Canadian Borrower or U.K. Borrower, as the case may be, based upon non-cash credits against the Accounts of such Borrower for the historical period to date, plus pending or probable, but not yet applied, non-cash credit against the Accounts of such Borrower as determined by the Agent.

          "Distribution" means, in respect of any corporation:  (a) the payment
           ------------
or making of any dividend or other distribution of Property (including any purchases, retractions, redemptions or other transactions made out of its treasury) in respect of capital stock of such corporation, other than distributions in capital stock of the same class; or (b) the redemption or other acquisition of any capital stock of such corporation.

          "Drawdown" means the drawdown of a Loan to be made pursuant to Section
           --------
2.

          "Drawdown Date" means the date (being a Business Day) on which a
           -------------
Drawdown is made.

          "EBITDA" means, with respect to any fiscal year of either Borrower,
           ------
such Borrower's net income (determined on an average cost basis), before non-cash gains or losses and before all extraordinary gains, plus the sum of (a) income tax expense deducted by such Borrower in determining net income for such year, as determined in accordance with GAAP and reported on the Financial Statements for such year, (b) the depreciation and amortization expense deducted by such Borrower in determining net income for such year, as determined in accordance with GAAP and reported on the Financial Statements for such year, and
(c) interest expense of such Borrower deducted by such Borrower in determining net income for such year, as determined in accordance with GAAP and reported on the Financial Statements for such year.

          "Eligible Canadian Accounts" means all Accounts arising in the
           --------------------------
ordinary course of the Canadian Borrower's business, but excluding interest, late charges, penalties, collection costs and other sums due or payable in respect thereof, upon which the Security Interest constitutes a first-ranking, duly registered and perfected lien ranking in priority to all other Liens and that are not ineligible as the basis for Canadian Revolving Loans and/or Letters of Credit, based on the following criteria and on such other criteria as the Agent may from time to time establish in the exercise of its Permitted Discretion. Without intending to limit the Agent's Permitted Discretion to establish other criteria of eligibility, Eligible Accounts shall not include any
Account:

     (a) with respect to which more than ninety (90) days have elapsed since the date of the original invoice therefor;

     (b) with respect to which any of the representations, warranties, covenants, and agreements contained in Article 6 are not or have ceased to be complete and materially correct or have been breached;

     (c) with respect to which, in whole or in part, a cheque, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason;

     (d) as to which any one or more of the following events has occurred with respect to the Account Debtor on such Account: death or judicial declaration of incompetency of an Account Debtor who is an individual; the filing by or against the Account Debtor of a request, proposal, notice of intent to file a proposal, proceeding, action or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, restructuring, liquidation, winding up, corporate or similar laws of Canada, any province or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the Account Debtor for the benefit of creditors; the appointment of a receiver, trustee, monitor, custodian, liquidator, administrator, interim receiver, monitor or trustee or other official for the Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a "custodian" as defined in the Federal Bankruptcy Code of the United States or "trustee" under the
          -----------------------
          Bankruptcy and Insolvency Act of Canada; the institution by or against
          -----------------------------
          the Account Debtor of any other type of insolvency, liquidation, bankruptcy, winding up or reorganization proceeding (under the laws of Canada, the United States or otherwise, including applicable corporate statutes, the Bankruptcy and Insolvency Act of Canada and the
                        -----------------------------
          Companies' Creditors
          --------------------

          Arrangement Act of Canada) or of any formal or informal proceeding for
          ---------------
          the dissolution or liquidation of, settlement of claims against or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern;

     (e) if fifty percent (50%) or more of the aggregate dollar amount of outstanding Accounts owed at such time by the Account Debtor thereon is classified as ineligible under the other criteria set forth herein;

     (f) owed by an Account Debtor if such Account Debtor: (i) does not maintain its chief executive office in Canada or the United States of America; or (ii) is not organized under the laws of Canada or any Province thereof or the United States of America or any State thereof; or (iii) is the government of any country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, except to the extent that the Agent otherwise determines in its discretion the Account to be eligible on an account-by-account basis based on, among other things, compliance with all applicable laws in order to obtain a valid and enforceable assignment (in the case of clause (iii)) or the existence of any letter of credit or acceptance or credit insurance and a credit review of the Account Debtor satisfactory to the Agent in its discretion, provided, however,
                                                              --------  -------
          that Accounts due from school boards and municipalities will not in consequence of this paragraph (f) be ineligible unless the Agent determines that it does not have a valid and enforceable assignment thereof;

     (g) owed by an Account Debtor which is an employee, an Affiliate or which is an Intercompany Account;

     (h) which is owed by an Account Debtor to which the Canadian Borrower is indebted in any way, or which is subject to any right of setoff, counterclaim, offset, discount, allowance, charge-back, rebate payable or contra claim by the Account Debtor, unless the Account Debtor has entered into an agreement acceptable to the Agent to waive all such rights; or if the Account Debtor thereunder has disputed liability or made any claim with respect to any other Account due from such Account Debtor; but in each such case only to the extent of such indebtedness, setoff, charge-back, counterclaim, offset, discount, allowance, rebate, dispute, or claim;

     (i) to the extent subject to any credits that offset what would otherwise be past due amounts, unapplied credits, credit balances in past due, or debit memoranda;

     (j)  which represents a re-billed or redated account;

     (k) which represents a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;

     (l) which is evidenced by a promissory note or other instrument or by chattel paper;

     (m) if Agent believes in the exercise of its Permitted Discretion that the prospect of collection of such Account is impaired or that the Account may not be paid by reason of the Account Debtor's financial inability to pay;

     (n) in respect of which the Canadian Borrower is not the sole payee and remittance party, with sole lawful and absolute title thereto free and clear of any Lien (other than a Lien in favour of the Agent and/or Lenders);

     (o) which is payable in a currency other than Canadian Dollars or U.S. Dollars;

     (p) for goods not shipped and delivered and accepted by the Account Debtor or otherwise not representing a final sale;

     (q) if the sale giving rise thereto was not made in compliance in all material respects with all applicable laws;

     (r)  if not representing a trade receivable;

     (s)  if representing a sale of samples; or

     (t) which the Agent in the good faith exercise of its Permitted Discretion determines to be ineligible.

          "Eligible Canadian Inventory" means Inventory, valued in Canadian
           ---------------------------
Dollars, at the lower of cost (on an average cost basis and such cost excluding intercorporate profit or capitalized overhead cost or mark-up above landed cost and exchange variance provision and store shrink provision) and fair market value, that constitutes finished goods of the Canadian Borrower and: (a) in the Agent's Permitted Discretion, is not obsolete, unsalable or unmerchantable; (b) that is located at premises owned by the Canadian Borrower or located at Premises leased by the Canadian Borrower provided that the Agent has established reserves therefor satisfactory to it in its discretion or received a consent and waiver from the landlord of such Premises in form and substance satisfactory to the Agent or located at warehouses provided the Agent has established reserves therefor satisfactory to it in its discretion or received a waiver letter in form and substance satisfactory to the Agent; (c) upon which the Security Interest constitutes a first-ranking, duly registered and perfected Lien ranking in priority to all other Liens; (d) that is not supplies, samples, repair parts, packaging (other than consumer packaging intended for retail sale) and shipping materials; (e) that is not returned as being damaged or defective or damaged or defective Inventory, or Inventory delivered to the Canadian Borrower on consignment; (f) that is located in Canada; (g) that is not Slow-moving Inventory in excess of the lesser of Cdn.$11,900,000 and 9.5% of gross perpetual Inventory; (h) that is saleable in compliance with all trademarks and licences of all Persons; and (i) that the Agent otherwise deems eligible as the basis for Canadian Revolving Loans and/or issuance of Letters of Credit based on such other criteria as the Agent may from time to time establish in the exercise of its Permitted Discretion. Notwithstanding clauses (b) and (f) above, Inventory that is being imported and that is paid for and that would be Eligible Canadian Inventory except for the terms of such clauses (b) and (f), will be Eligible Canadian Inventory if the Canadian Borrower or upon request the Agent is named as consignee on the applicable bill of lading or other similar document of title, such bill of lading or document has been delivered to the Borrower or upon request the Agent or its agent and the Inventory is covered by insurance acceptable to the Agent (including for greater certainty cargo insurance coverage with satisfactory limits).

          "Eligible U.K. Accounts" means all Accounts arising in the ordinary
           ----------------------
course of the U.K. Borrower's business, but excluding interest, late charges, penalties, collection costs and other sums due or payable in respect thereof, upon which the Security Interest constitutes a first-ranking, duly registered and perfected lien ranking in priority to all other Liens and that are not ineligible as the basis for U.K. Revolving Loans and/or Letters of Credit, based on the following criteria and on such other criteria as the Agent may from time to time establish in the exercise of its Permitted Discretion. Without intending to limit the Agent's Permitted Discretion to establish other criteria of eligibility, Eligible U.K. Accounts shall not include any Account:

     (a) with respect to which more than ninety (90) days have elapsed since the date of the original invoice therefor;

     (b) with respect to which any of the representations, warranties, covenants, and agreements contained in Article 6 are not or have ceased to be complete and materially correct or have been breached;

     (c) with respect to which, in whole or in part, a cheque, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason;

     (d) as to which any one or more of the following events has occurred with respect to the Account Debtor on such Account: death or judicial declaration of incompetency of an Account Debtor who is an individual; the filing by or against the Account Debtor of a request, proposal, notice of intent to file a proposal, proceeding, action or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, restructuring, liquidation, winding up, corporate or similar laws of any part of the United Kingdom, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the Account Debtor for the benefit of creditors; the appointment of a receiver, trustee, monitor, custodian, liquidator, administrator, interim receiver, monitor or trustee or other official for the Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a "custodian" "administrator", "receiver" or "trustee" as defined in the Insolvency Act, 1986 or the Companies Act,
                                     ----------------             -------------
          1985 (as amended by the Companies Act, 1989) of England and Wales; the
                                  -------------
          institution by or against the Account Debtor of any other type of insolvency, liquidation, bankruptcy, winding up or reorganization proceeding (under the laws of Canada, the United States or otherwise, including applicable corporate statutes, the Insolvency Act, 1986 or
                                                       ---------------
          the Companies Act, 1985 (as amended by the Companies Act, 1989 of
              -------------                          -------------
          England and Wales) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern;

     (e) if fifty percent (50%) or more of the aggregate dollar amount of outstanding Accounts owed at such time by the Account Debtor thereon is classified as ineligible under the other criteria set forth herein;

     (f) owed by an Account Debtor if such Account Debtor: (i) does not maintain its chief executive office in the United Kingdom; or (ii) is not organized under the laws of England and Wales; or (iii) is the government of any country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, except to the extent that the Agent otherwise determines in its discretion the Account to be eligible on an account-by-account basis based on, among other things, compliance with all applicable laws in order to obtain a valid and enforceable assignment (in the case of clause (iii)) or the existence of any letter of credit or acceptance or credit insurance and a credit review of the Account

          Debtor satisfactory to the Agent in its discretion, provided, however,
                                                              --------  -------
          that Accounts due from school boards and municipalities will not in consequence of this paragraph (f) be ineligible unless the Agent determines that it does not have a valid and enforceable assignment thereof;

     (g) owed by an Account Debtor which is an employee, an Affiliate or which is an Intercompany Account;

     (h) which is owed by an Account Debtor to which the U.K. Borrower is indebted in any way, or which is subject to any right of setoff, counterclaim, offset, discount, allowance, charge-back, rebate payable or contra claim by the Account Debtor, unless the Account Debtor has entered into an agreement acceptable to the Agent to waive all such rights; or if the Account Debtor thereunder has disputed liability or made any claim with respect to any other Account due from such Account Debtor; but in each such case only to the extent of such indebtedness, setoff, charge-back, counterclaim, offset, discount, allowance, rebate, dispute, or claim;

     (i) to the extent subject to any credits that offset what would otherwise be past due amounts, unapplied credits, credit balances in past due or debit memoranda;

     (j)  which represents a re-billed or redated account;

     (k) which represents a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;

     (l) which is evidenced by a promissory note or other instrument or by chattel paper;

     (m) if Agent believes in the exercise of its Permitted Discretion that the prospect of collection of such Account is impaired or that the Account may not be paid by reason of the Account Debtor's financial inability to pay;

     (n) in respect of which the U.K. Borrower is not the sole payee and remittance party, with sole lawful and absolute title thereto free and clear of any Lien (other than a Lien in favour of the Agent and/or Lenders);

     (o)  which is payable in a currency other than BPS or U.S. Dollars;

     (p) for goods not shipped and delivered and accepted by the Account Debtor or otherwise not representing a final sale;

     (q) if the sale giving rise thereto was not made in compliance in all material respects with all applicable laws;

     (r)  if not representing a trade receivable;

     (s)  if representing a sale of samples; or

     (t) which the Agent in the good faith exercise of its Permitted Discretion determines to be ineligible.

          "Eligible U.K. Inventory" means Inventory, valued in BPS, at the lower
           -----------------------
of cost (on an average cost basis and such cost excluding intercorporate profit or capitalized overhead or mark-up above landed cost and exchange variance provision and store shrink provision) and fair market value, that constitutes finished goods of the U.K. Borrower and: (a) in the Agent's Permitted Discretion, is not obsolete, unsalable or unmerchantable; (b) that is located at premises owned by the U.K. Borrower or located at Premises leased by the U.K. Borrower provided that the Agent has established reserves therefor satisfactory to it in its discretion or received a consent and waiver from the landlord of such Premises in form and substance satisfactory to the Agent or located at warehouses provided the Agent has established reserves therefor satisfactory to it in its discretion or received a waiver letter in form and substance satisfactory to the Agent; (c) upon which the Security Interest constitutes a first-ranking, duly registered and perfected Lien ranking in priority to all other Liens; (d) that is not supplies, samples, repair parts, packaging (other than consumer packaging intended for retail sale) and shipping materials; (e) that is not returned as being damaged or defective Inventory or damaged or defective Inventory, or Inventory delivered to the U.K. Borrower on consignment;(f) that is located in the United Kingdom; (g) that is not Slow-moving Inventory in excess of the lesser of BPS 5,300,000 and 20% of gross Inventory; (h) that is saleable in compliance with and trademarks and licences of all Persons; and (i) that the Agent otherwise deems eligible as the basis for Revolving Loans and/or issuance of Letters of Credit based on such other criteria as the Agent may from time to time establish in the exercise of its Permitted Discretion. Notwithstanding clauses (b) and (f) above, Inventory that is being imported and that is paid for, and that would be Eligible U.K. Inventory except for the terms of such clause (b) and (f), will be Eligible U.K. Inventory if the U.K. Borrower or upon request the Agent is named as consignee on the applicable bill of lading or other similar document of title, such bill of lading or document has been delivered to the U.K. Borrower or upon request the Agent or its agent and the Inventory is covered by insurance acceptable to the Agent (including for greater certainty cargo insurance coverage with satisfactory limits).

          "Environmental Laws" means all federal, provincial, state and local
           ------------------
laws, rules, regulations, ordinances, programs, permits, guidances, orders and consent decrees relating to Materials of Environmental Concern, pollution or protection of health, safety or the environment

(including ambient air, surface water, ground water, land surface or subsurface strata), including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the manufacturing, processing, distribution, use, treatment, storage, disposal or transport of Materials of Environmental Concern, and includes the following legislation (or any successor legislation) to the extent the same is applicable to either Borrower or the Parent or its property and assets:

          Canada
          ------
               Arctic Waters Pollution Prevention Act, R.S.C. 1985, c.A-12, as
               --------------------------------------
               am.
               Canada Water Act, R.S.C. 1985, c. C-11, as am.
               ----------------
               Canadian Environmental Protection Act, R.S.C. 1985, c. C-15.3, as
               -------------------------------------
               am.
               Fisheries Act, R.S.C. 1985, c. F-14, as am.
               -------------
               Northern Inland Waters Act, R.S.C. 1985, c. N-25, as am.
               --------------------------
               Transportation of Dangerous Goods Act, S.C. 1992, c. 34.
               -------------------------------------

          Ontario
          -------
               Conservation Authorities Act, R.S.O. 1990, c. C27 as am.
               ----------------------------
               Environmental Protection Act, R.S.O. 1990, c. E. 19 as am.
               ----------------------------
               Gasoline Handling Act, R.S.O. 1990, c. G.4, as am.
               ---------------------

          England and Wales
          -----------------
               Environment Act, 1995
               ---------------
               Environment Protection Act of 1990
               ----------------------------------
               Planning (Hazardous Substances) Act of 1990
               -------------------------------------------

               or any other federal, provincial, state or local law, statute, regulation, ordinance, order, permit or decree relating to the environment.

          "Equipment" means in relation to each Borrower, all of that Borrower's
           ---------
now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including, without limitation, data processing hardware and software, motor vehicles, aircraft, dies, tools, jigs, and office equipment, as well as all of such types of moveable and personal property leased by that Borrower and all of that Borrower's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

          "Equivalent Amount" means, on any date, the amount of U.S. $ into
           -----------------
which an amount of Cdn. $ or BPS,
as the case may be, may be converted or the amount of Cdn. $ or BPS, as the case may be, into which an amount of U.S. $ may be converted, in either case, at, in the case of the Canadian Borrower, BACAN's spot buying rate in Toronto as at approximately 12:00 noon (Local time) on such date and, in the case of the U.K. Borrower, BAUK's spot buying rate in London as at approximately 12:00 noon (London time) on such date.

          "Event" means any event or condition which, with notice, the passage
           -----
of time, the observance of any other formality, or any combination thereof, would constitute an Event of Default and includes, for the purposes hereof, an Event of Default.

          "Event of Default" has the meaning specified in Section 11.1.
           ----------------

          "Financial Statements" means, according to the context in which it is
           --------------------
used, the financial statements of the Parent attached hereto as EXHIBIT G-1, and the pro forma balance sheets of the Borrowers as at the Closing Date, attached hereto as EXHIBIT G-3, and any other financial statements required to be given to the Agent and Lenders pursuant to Section 7.2(a), (b) or (c), or any combination thereof.

          "Fiscal Year" means each of the Parent's and each Borrower's fiscal
           -----------
year for financial accounting purposes which, in the case of the Parent and Borrowers, will end on June 30, 1998.

          "French Insolvency Proceeding" means the judicial liquidation
           ----------------------------
proceedings in the courts of France in respect of a branch of the Canadian Borrower provided that (a) such declaration or determination has not been ratified, accepted or confirmed and no steps have been taken to enforce, ratify, accept or confirm such declaration or determination in any other jurisdiction or against any Property of the Canadian Borrower in any other jurisdiction, (b) all admitted claims of creditors in such proceeding have been fully secured by letters of credit, bank guarantees or cash deposited with the appropriate French courts or officials, and (c) such proceeding has not resulted in and is not likely to result in any Material Adverse Effect.

          "F/X Agreement" means an indemnity agreement for spot or forward
           -------------
foreign exchange transactions, and/or such further agreements in respect of F/X Transactions as BACAN or BAUK may require, all in form and substance satisfactory to BACAN.

          "F/X Transactions" means spot or forward foreign exchange transactions
           ----------------
entered into by the Canadian Borrower and BACAN (on behalf of the Canadian Lenders) or the U.K. Borrower and BAUK (on behalf of the U.K. Lenders) for amounts not exceeding in the aggregate under each Revolving Credit Facility $7,500,000 or the Equivalent Amount thereof in Canadian $ or BPS, having settlement dates not later than the earlier to occur of (x) twelve (12) months from the entering into of the F/X Transaction or (y) the Maturity Date (or, after any renewal of this Agreement as herein provided, the expiry date of any Renewal Term).

          "GAAP" means at any particular time with respect to the Parent and
           ----
Borrowers, generally accepted accounting principles as in effect at such time in the United States of America, or, in the case of the financial statements of the Canadian Borrower and the U.K. Borrower, Canada and the United Kingdom, respectively, consistently applied, provided, however, that, if employment of
                                    --------  -------
more than one principle shall be permissible at such time in respect of a particular accounting matter, "GAAP" shall refer to the principle which is then
                               ----
employed by the Parent and Borrowers with the concurrence of its independent public or chartered accountants, who are acceptable to the Agent provided
                                                                 --------
further that, for the purposes of determining compliance with the financial
------- ----
covenants herein, "GAAP" means GAAP as at the date hereof.
                   ----

          "Guarantee" by any Person means all obligations of such Person which
           ---------
in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, or indemnify and/or save harmless any Person in respect of the payment or performance of any proceeding, claim, liability, indebtedness, dividend or other obligation of any other Person (the "guaranteed obligations"),
                                                       ----------------------
or to assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including, without limitation, any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any Property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease Property or to purchase any debt or equity securities or other Property or services.

          "Guaranteed Obligations" has the meaning specified in Section 13.1.
           ----------------------

          "Guarantors" means in respect of the Canadian Revolving Credit
           ----------
Facility, the Parent, and, in respect of the U.K. Revolving Credit Facility, the Parent and any other Person who now or hereafter guarantees the payment and performance of any of the Obligations as herein provided, by executing and delivering this Agreement as a Guarantor or by executing and delivering to the Agent a Guarantee, and their successors and assigns, and "Guarantor" means any
                                                          ---------
one of them.

          "Hypothec" has the meaning specified in Section 10.2.
           --------

          "Instructing Group" means (a) one or more Lenders whose aggregate
           -----------------
Commitments are equal to or greater than sixty-six and two-thirds percent (66 2/3%) of the Aggregate Commitments, or (b) if the Aggregate Commitments have been reduced to zero (0), one or more Lenders to whom is owed at least sixty-six and two-thirds percent (66 2/3%) of the principal amount of the Loans outstanding.

          "Intercompany Accounts" means all assets and liabilities, however
           ---------------------
arising, which are due to either Borrower or the Parent from, which are due from either Borrower or the Parent to, or which otherwise arise from any transaction by either Borrower or the Parent with, any Affiliate.

          "Interest Payment Date" means, with respect to each Loan, the earlier
           ---------------------
of (a) the date of repayment of the principal of such Loan, (b) the Conversion Date or Rollover Date of such Loan, (c) with respect to BA Equivalent Loans or LIBOR Loans the last day of each applicable Interest Period, and (d) with respect to Prime Rate Loans, Base Rate Loans, U.K. Reference Rate Loans, LIBOR Loans and BA Equivalent Loans, the first day of each succeeding month after the making of such Loan.

          "Interest Period" means a BA Equivalent Interest Period and/or LIBOR
           ---------------
Interest Period, as the context may require.

          "Inventory" means in relation to each Borrower, all of that Borrower's
           ---------
now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, finished goods, returned goods, and materials and supplies of any kind, nature or description which are or might be used or consumed in that Borrower's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise and such other personal property, and all documents of title or other documents representing them.

          "Inventory Advance Rate" means (A) in the case of the Canadian
           ----------------------
Borrower, (i) between January and April, fifty percent (50%), (ii) between May and August, fifty-five percent (55%) and (iii) between September and December, sixty percent (60%) and (B) in the case of the U.K. Borrower, (i) between January and August, fifty percent (50%) and between September and December, sixty percent (60%).

          "Issue Date" means the Business Day upon which BACAN issues a Letter
           ----------
of Credit at the request of the Canadian Borrower under and in accordance with
Section 2.3 or BAUK issues a Letter of Credit at the request of the U.K. Borrower under and in accordance with Section 2.3.

          "Issuing Lender" means (a) in the case of Letters of Credit issued
           --------------
pursuant to the Canadian Revolving Credit Facility, BACAN, and (b) in the case of Letters of Credit issued pursuant to the U.K. Revolving Credit Facility, BAUK, or in either case another financial institution designated by the Agent in its discretion.

          "Latest Projections" means:  (a) on the Closing Date and thereafter
           ------------------
until the Agent and Lenders receive new projections pursuant to Section 7.2(e), the projections of the Parent's consolidated and each Borrower's balance sheets, statements of operations, and statements of cash flows on an annual basis and on a month-by-month basis for the period ending June 30,

1998, attached hereto as EXHIBIT G-2; and (b) thereafter, the projections most recently received by the Agent and Lenders pursuant to Section 7.2(e).

          "L/C Fee" has the meaning specified in Section 2.3(g).
           -------

          "Lenders" means BACAN and BAUK and the other financial institutions
           -------
which are party hereto by signing and delivering this Agreement as a "Lender" or who become party hereto by accepting and delivery to and acceptance by the Agent of an Assignment and Assumption Agreement substantially in the form attached hereto as EXHIBIT O, and their successors and assigns, and includes the Canadian Lenders and the U.K. Lenders and "Lender" means any one of them.
                                  ------

          "Letter of Credit" means a documentary or standby letter of credit or
           ----------------
letter of guarantee having an expiry date not later than the earlier of (i) the Maturity Date (or after a renewal of this Agreement as herein provided, the expiry date of the Renewal Term), and (ii) three hundred and sixty-five (365) days from the Issue Date thereof.

          "LIBOR Interest Period" means, with respect to each LIBOR Loan, the
           ---------------------
period selected by the Canadian Borrower or U.K. Borrower, as the case may be, hereunder and being of any duration of seven (7) days to one hundred and eighty
(180) days subject to the availability of funds to the applicable Lenders, in each case commencing on the Drawdown Date, Conversion Date or Rollover Date with respect to the Drawdown or Rollover of or Conversion into such LIBOR Loan; provided that in any case the last day of each LIBOR Interest Period shall also be the first day of the next Interest Period and further provided that the last day of each LIBOR Interest Period shall be a Business Day and if the last day of a LIBOR Interest Period selected by the Canadian Borrower or U.K. Borrower, as the case may be, is not a Business Day, such Borrower shall be deemed to have selected a LIBOR Interest Period the last day of which is the Business Day next following the last day of the LIBOR Interest Period otherwise selected, unless such next following Business Day falls in the next calendar month in which event such Borrower shall be deemed to have selected a LIBOR Interest Period the last day of which is the Business Day next preceding the last day of the LIBOR Interest Period otherwise selected and further provided that the last LIBOR Interest Period hereunder shall expire on or prior to the Maturity Date (or, after any renewal of this Agreement as herein provided, the expiry date of any Renewal Term).

          "LIBOR Loan" means a Loan in United States Dollars made by the
           ----------
Canadian Lenders to the Canadian Borrower or a Loan in BPS made by the U.K. Lenders to the U.K. Borrower hereunder pursuant to a Drawdown, Rollover or Conversion, on which interest is payable under Section 3.1.

          "LIBOR Rate" means, for the Interest Period of each LIBOR Loan, the
           ----------
rate of interest per annum (rounded upward to the next 1/16th of 1%) notified to the Agent by BAUK equal to the rate of interest at which U.S. dollar deposits or BPS deposits, as the case may be, in the approximate amount of the applicable LIBOR Loan and for a term similar to the applicable LIBOR Loan would be offered by BAUK to major banks in the London interbank market at their request at approximately 11:00 a.m. (London time) two (2) business days prior to the commencement of the LIBOR Interest Period, as such rate may be adjusted by the reserve percentage applicable during the LIBOR Interest Period in effect (or if more than one such percentage shall be applicable, the daily average of such percentages for those days in such LIBOR Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) with respect to liabilities or assets consisting of or including "Eurocurrency Liabilities" as such term is defined in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time, having a term equal to such LIBOR Interest Period ("Eurocurrency Reserve Requirement"). Such adjustment shall be effectuated by calculating, and the LIBOR Rate shall be equal to, the quotient of (i) the offered rate divided by (ii) one minus the Eurocurrency Reserve Requirement..

          "LIBOR Rate Margin" means two and one-half percent (2.5%).
           -----------------

          "Lien" means:  (a) any interest in Property securing an obligation
           ----
owed to, or a claim by, a Person, whether such interest is based on the common law, statute, or contract, and including without limitation, a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; and (b) to the extent not included under clause
(a), (i) any rights of repossession or similar rights of unpaid suppliers, (ii) any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restrictment, lease or other title exception or encumbrance affecting Property, and (iii) any other lien, charge, privilege, secured claim, title retention, garnishment right, deemed trust, encumbrance or other right affecting Property, choate or inchoate, whether or not crystallized or fixed, whether or not for amounts due or accruing due, arising by any statute or law of any jurisdiction, at common law, in equity or by any agreement.

          "Loan Documents" means this Agreement, the F/X Agreement, the
           --------------
Hypothec, the Debenture, the Mortgages, the Collection Account Agreement, the Tandy Agreement, the U.K. Security Documents, the Assignment, the U.K. Note and the U.K. Intercorporate Security, the Canadian Guarantee, the U.K. Guarantee, each of the documents listed in EXHIBIT M and all other agreements, instruments and documents heretofore, now or hereafter entered into with or granted to the Agent and/or Lenders evidencing, securing, guaranteeing or otherwise relating to any Obligations, the Collateral, the Security Interest or any other aspect of the transactions contemplated by this Agreement.

          "Loans" means, collectively, all loans and advances provided for in
           -----
Article 2.

          "Local Time" means, in the case of requests and notices to or notices
           ----------
or advances by (a) BACAN, Toronto time and (b) BAUK, London time.

          "Material Adverse Effect" means any materially adverse effect on (a)
           -----------------------
the prospect of repayment of any of the Obligations, (b) the Agent's, Security Trustee's or Lender's rights under any of the Loan Documents or (c) the Property, business, operations, prospects or condition (financial or otherwise) of the Parent and Borrowers taken on a consolidated basis.

          "Material Agreements" means, collectively, the following: Trust
           -------------------
Indenture securing the issue of 9% Convertible Subordinated Debentures due August 30, 2000; Mall Stores Operating and Marketing Agreement made as of April 16, 1996, among, inter alia, the Parent, the Canadian Borrower and Rogers Cantel Inc.; Amendment No. 1 to Mall Stores Operating and Marketing Agreement executed as of September 1, 1997; Short Term Agreement Radio Shack and AT&T Canada Store Program effective September 1, 1997; and Agreement between Uniqueair Ltd., Vodafone Ltd. and the U.K. Borrower for the Retail Distribution of Cellular Communication Equipment and Air time Services in the U.K. dated as of July 10, 1996.

          "Materials of Environmental Concern" means any chemicals, pollutants,
           ----------------------------------
contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products.

          "Maturity Date" means December 22, 2000.
           -------------

          "Maximum Canadian Revolving Credit Line" means U.S.$50,000,000 or the
           --------------------------------------
Equivalent Amount thereof in Cdn.$.

          "Maximum U.K. Revolving Credit Line" means U.S.$25,000,000 or the
           ----------------------------------
Equivalent Amount thereof in BPS.

          "Mortgages" means: (a) the mortgages referred to in the definition of
           ---------
U.K. Security Documents, (b) each other mortgage, charge, hypothec, security agreement and assignments of leases and/or rents between either Borrower and the Agent and/or Lenders (or the Security Trustee on its or their behalf) and delivered now or hereafter to the Agent (including the Security Trustee on its or their behalf), including pursuant to Sections 6.1(b) and/or 10.2; and (c) all other real property mortgages, leasehold mortgages, assignments of leases, mortgage deeds, deeds of trust, deeds to secure debt, security agreements, hypothecations and other instruments and documents of security now or hereafter entered into which provide the Agent and/or Lenders (or the Security Trustee on its or their behalf) a lien on or other interest in any portion of the Premises, the Real Estate or any other Property of either Borrower or which relate to any such lien or interest.

          "Net Amount of Eligible Canadian Accounts" means the gross amount of
           ----------------------------------------
Eligible Canadian Accounts less sales, excise or similar taxes and less returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed.

          "Net Amount of Eligible U.K. Accounts" means the gross amount of
           ------------------------------------
Eligible U.K. Accounts less sales, value-added, excise or similar taxes and less returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed.

          "Notice of Amount" has the meaning specified in Section 16.19.
           ----------------

          "Notice of Borrowing" has the meaning specified in Section 2.2.
           -------------------

          "Obligations" means all present and future loans, advances,
           ------------
liabilities, obligations, covenants, duties and Debts owing by either Borrower to the Agent, Security Trustee and/or any of the Lenders, under this Agreement or any other Loan Document, whether or not evidenced by any note or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, loan, guarantee, indemnification or otherwise, whether direct or indirect, absolute, matured or contingent, due or to become due, now existing or hereafter arising, created or incurred, primary or secondary, as principal or guarantor and including, without limitation, all interest, charges, expenses, fees, legal fees, filing fees and any other sums chargeable to either Borrower hereunder, under another Loan Document, or under any other agreement or instrument with the Agent or the Security Trustee. "Obligations" includes,
                                                     -----------
without limitation, the principal of and interest on all Revolving Loans, all debts, liabilities, and obligations now or hereafter owing from either Borrower to Agent, the Security Trustee and/or any of the Lenders under or in connection with the Letters of Credit or any F/X Transaction.

          "Participation" of a Lender means the percentage determined by
           -------------
dividing such Lender's Commitment by the Total Commitments in respect of the applicable Revolving Credit Facility, as such percentage may be adjusted pursuant to this Agreement or, as the context requires, the amount of such Participation in any issue of Letter of Credit or Revolving Loan under the applicable Revolving Credit Facility, or in any repayment thereof or, as the context may require, in any payment of interest or fees or other payment, provided that a Lender's Participation will be determined without regard to any notice of termination of the Commitments given under Article 10 hereof.

          "Payment Accounts" has the meaning specified in Section 6.10.
           ----------------

          "Permitted Discretion" means the Agent's and/or Lenders', as the case
           --------------------
may be, good faith judgment based upon any factor or circumstance which it reasonably believes in good faith (a) will or could reasonably be expected to adversely affect the value of any Collateral, the enforceability or priority of the Agent's, Security Trustee's and/or Lenders' Security Interest and Liens thereon or the amount which the Agent, the Security Trustee and/or Lenders would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral, (b) could reasonably be expected to increase the likelihood of a bankruptcy, reorganization, insolvency or a like proceeding involving either Borrower, the Parent or any Subsidiary or any of the Collateral, (c) creates or could reasonably be expected to create an Event or Event of Default or (d) will or may create a Material Adverse Effect. In exercising such judgment, the Agent and/or Lenders may consider such factors or circumstances already included in or tested by the definitions of Eligible Canadian Accounts, Eligible U.K. Accounts, Eligible U.K. Inventory and Eligible Canadian Inventory as it considers relevant, as well as any of the following:
(i) changes in collection history and dilution with respect to the Account, (ii) changes in demand for, and pricing of, Inventory, (iii) changes in any concentration of risk with respect to Accounts or Inventory, (iv) any other factors or circumstances that will or could reasonably be expected to have a Material Adverse Effect, (v) audits of books and records, history of charge-backs or other credit adjustments, (vi) any other factors that change or could reasonably be expected to change the credit risk of lending to either Borrower on the security of the Accounts or the Inventory, and (vii) any factor or circumstance that suggests that any collateral report or financial information delivered to the Agent, the Security Trustee and/or Lenders by any Person on behalf of either Borrower, the Parent or any Subsidiary is incomplete, inaccurate or misleading in any material respect. The burden of establishing lack of good faith shall be on the party asserting lack of good faith.

          "Permitted Liens" means:  (a) Liens for taxes not yet payable or Liens
           ---------------
for taxes being contested in good faith and by proper proceedings diligently pursued, in either case ranking subordinate to the Liens of the Agent, Security Trustee and Lenders and provided that a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor on the applicable Financial Statements, that a stay of enforcement of any such Lien is in effect and that no Event of Default has occurred in consequence thereof; (b) Liens in favour of the Agent, Security Trustee and/or any of the Lenders; (c) PMSIs on Equipment expressly permitted to be outstanding in accordance with
Section 9.11 and (d) Liens as described in EXHIBIT A hereto.

          "Person" means any individual, sole proprietorship, partnership, joint
           ------
venture, trust, unincorporated organization, association, corporation, Public Authority, or any other entity.

          "Plan" means any pension or other employee benefit plan and which is:
           ----
(a) a plan maintained by either Borrower, the Parent or any Related Company; (b) a plan to which either Borrower, the Parent or any Related Company contributes or is required to contribute; (c) a plan to which either Borrower, the Parent or any Related Company was required to make contributions at any time during the five (5) calendar years preceding the date of this Agreement; or (d) any other plan with respect to which either Borrower, the Parent or any Related Company has incurred or may incur liability, including contingent liability, either to such plan or to any person, administration or Public Authority.

          "PMSI" means a purchase money security interest as defined in the PPSA
           ----
and/or a sale and hypothecation agreement pursuant to Article 2954 of the Civil
                                                                          -----
Code of Quebec.
--------------

          "PPSA" means the Personal Property Security Act of Ontario (or any
           ----            ------------------------------
successor statute) or similar legislation of any other jurisdiction the laws of which are required by such legislation to be applied in connection with the issue, perfection, enforcement, validity or effect of security interests.

          "Premises" means the lands, together with all buildings, improvements,
           --------
and fixtures thereon and all tenements, hereditament, and appurtenances belonging or in any way appertaining thereto as described in EXHIBIT D, and which constitutes all of the immoveable and real Property in which either Borrower or the Parent has any interests on the Closing Date.

          "Prime Rate" means the rate of interest publicly announced from time
           ----------
to time by BACAN as its reference rate of interest for loans made in Canadian Dollars to Canadian customers and designated as its "prime" rate. It is a rate set by BACAN based upon various factors including BACAN's costs and desired return, general economic conditions and other factors and is used as a reference point for pricing some loans. However, BACAN may price loans at, above or below such announced rate.

          "Prime Rate Loan" means a Loan in Canadian Dollars made by the
           ---------------
Canadian Lenders to the Canadian Borrower hereunder pursuant to a Drawdown, Rollover or Conversion, on which interest is payable under Section 3.1(a).

          "Prime Rate Margin" means one percent (1.0%) per annum.
           -----------------

          "Proceeds" means all products and proceeds (as defined in the PPSA) of
           --------
any Collateral, and all proceeds of such proceeds and products, including, without limitation, all cash and credit balances, all payments under any indemnity, warranty, or guarantee payable with respect to any Collateral, all awards for taking by eminent domain, all proceeds of fire or other insurance, and all money and other Property obtained as a result of any claims against third parties or any legal action or proceeding with respect to Collateral.

          "Property" means any interest in any kind of property or asset,
           --------
whether real, personal or mixed, moveable or immoveable, tangible or intangible.

          "Proprietary Rights Collateral" means all of the Borrowers' now owned
           -----------------------------
and hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, trade names, trade styles, patent and trademark applications and licenses and rights thereunder and all other intangibles, including without limitation those patents, trademarks and copyrights set forth on EXHIBIT B hereto, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present, and future infringement of any of the foregoing; inventions, trade secrets, formulae, processes, compounds, drawings, designs, blueprints, surveys, reports, manuals, and operating standards; goodwill; customer and other lists in whatever form maintained; and trade secret rights, copyright rights, rights in works of authorship, and contract rights relating to computer software programs, in whatever form created or maintained.

          "Public Authority" means the government of any country or sovereign
           ----------------
state, or of any state, province, municipality, or other political subdivision thereof, or any department, agency, public corporation, commission, tribunal, committee, board or other instrumentality of any of the foregoing and includes, without limitation, any pension board.

          "Real Estate" means all of the present and future interests of the
           -----------
Borrowers, as owner, lessee, or otherwise, in the Premises, including, without limitation, any interest arising from an option to purchase or lease the Premises or any portion thereof and includes the 412,000 square foot facility at 279 Bayview Drive, Barrie, Ontario, L4M 4W5, the 43,000 square foot facility at Tandy Centre, Leamore Lane, Bloxwich, Walsall, West Midlands, England, WS2 7PS, the lands known as 28/30 Hall Street, Dudley, West Midlands and the three leased facilities, aggregating 136,000 square feet near Birmingham, England in which the U.K. Borrower's distribution and repair facilities are located.

          "Receivables Collateral" means all of the Borrowers' now owned and
           ----------------------
hereafter arising or acquired: Accounts (whether or not earned by performance or passage of time), including Accounts owed to either Borrower by any of its Subsidiaries or Affiliates, together with all interest, late charges, penalties, collection fees, and other sums which shall be due and payable in connection with any Account; proceeds of any letters of credit naming either Borrower as beneficiary; accounts contract rights, chattel paper, instruments, documents, general intangibles (including without limitation choses in action, causes of action, tax refunds, tax refund claims, and Reversions and other amounts payable to either Borrower from or in respect of any Plan) and all forms of obligations owing to either Borrower (including, without limitation, in respect of loans, advances, and extensions of credit by either Borrower to its Subsidiaries and Affiliates); guarantees and other security for any of the foregoing; goods represented by or the sale, lease or delivery of which gave rise to any of the foregoing; merchandise returned to or repossessed by either Borrower and rights of stoppage in transit, replevin and reclamation; and other rights or remedies of an unpaid vendor, lien or secured party.

          "Register" has the meaning specified in Section 15.5.
           --------

          "Related Company" means any corporation "related" to either Borrower
           ---------------
or the Parent within the meaning of the Income Tax Act of Canada, or any member
                                        --------------
of any controlled group of corporations of which either Borrower or the Parent is a party, or any trade or business (whether or not incorporated) which together with either Borrower or the Parent would be treated as a single employer.

          "Renewal Term" has the meaning specified in Section 12.
           ------------

          "Restricted Investment" means any acquisition of Property by either
           ---------------------
Borrower, the Parent or any of its or their Subsidiaries in exchange for cash or other Property, whether in the form of an acquisition of stock, securities, debt security, or other indebtedness or obligation, or the purchase or acquisition of any other Property, or by loan, advance, capital contribution, or subscription, except acquisitions of the following: (a) fixed assets to be used in the business of either Borrower or the Parent; (b) Inventory in the ordinary course of business; (c) current assets arising from the sale or lease of goods or rendition of services in the ordinary course of business of either Borrower or the Parent; (d) direct obligations of Canada, Provinces of Canada, the United States of America or the United Kingdom or any agency thereof, or obligations guaranteed by Canada, Provinces of Canada, the United States of America or the United Kingdom, provided that such obligations mature within one year from the date of acquisition thereof; (e) certificates of deposit, term deposits, bankers acceptances and other similar notes maturing within one year from the date of acquisition, in each case issued by, created by, or with a bank chartered under the laws of Canada, the United States of America or England and Wales having capital and surplus aggregating at least $100,000,000; (f) commercial paper given the highest rating by a national credit rating agency and maturing not more than three hundred and sixty-five (365) days from the date of creation thereof; and (g) prime domestic bankers' acceptances ("prime domestic bankers' acceptances" means a bankers' acceptance (I) with a stated maturity of 270 days or less from the date of its issuance that will be , in accordance with the term, liquidated in full at maturity; (II) that is eligible for collateral; and
(III) eligible for borrowing from a Federal Reserve Bank in the United States, and that is accepted by a bank organized and existing under the laws of the United States or any state, the short-term obligation of which (or of a bank holding company of which the bank is the largest subsidiary) are rated at least A-1, P-1, or the equivalent by at least one nationally recognized credit rating agency); (h) commercial paper with a stated maturity of ninety (90) days or less from the date of its issuance, including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than ninety (90) days after the date of issuance and which: (I) is rated not less than A-1, P-1, or the equivalent by at least two nationally recognized credit rating agencies; and
(II) is rated at least A-1, P-1, or the equivalent by at least one nationally recognized credit rating agency and is fully secured by an irrevocable letter of credit issued by a bank organized and existing under the laws of the United States, Canada, or the United Kingdom having capital surplus aggregating at least $100,000,000; and (i) in the case of the Parent only: (A) fully collateralized repurchase agreements having a defined termination date not later than two hundred and seventy (270) days from the date of creation, secured by obligations of the United States or Canadian governments, or its agencies ("repurchase agreement" means a simultaneous agreement to buy, hold for a specified time, and then sell back at a future date, obligations of the United States government or its agencies of which the principal of and interest of are guaranteed or insured by the United States or its agencies, in market value not less than the principal amount of the repurchase agreement); (B) money market mutual funds registered under the (United States) Investment Company Act of 1940, as amended, (the "1940 Act") and have a rating of the highest category from two national rating agencies in the United States; (C) money market mutual funds registered under the 1940 Act which invests (i) in U.S. treasury securities, including bills, notes, bonds, and other direct obligations of the U.S. treasury or U.S. Government instrumentalities or agencies, or (ii) commercial paper which is rated of the highest quality by two nationally recognized rating agencies of the United States; (D) money market mutual funds or other funds of similar description and purpose in Canada and the United Kingdom, which invest (I) the majority of the funds assets in securities that are guaranteed as to the payment of principal and interest by the governments of either Canada or the United Kingdom, (II) commercial paper which is rated of the highest quality by two nationally recognized rating agencies in Canada or the United Kingdom, or (III) corporate bonds considered suitable for preservation of investment capital which are rated of the highest quality by two nationally recognized rating agencies in the United States or similar rating in Canada or the United Kingdom; and (E) forward exchange contracts, not in excess of $5,000,000 for each contract and not to exceed twelve (12) months forward, for the purposes of purchasing inventory or funding the Borrowers as permitted in accordance with Section 9.8, provided that the aggregate amount of all such contracts permitted to be outstanding shall not exceed $10,000,000.

          "Reversions" means any funds which may become due to either Borrower
           ----------
in connection with the termination of any Plan or other employee benefit plan.

          "Revolving Credit Facilities" means, collectively, the Canadian
           ---------------------------
Revolving Credit Facility and the U.K. Revolving Credit Facility.

          "Revolving Loans" means, collectively, the Canadian Revolving Loans
           ---------------
and the U.K. Revolving Loans.

          "Rollover" means a rollover of a BA Equivalent Loan or LIBOR Loan
           --------
pursuant to the provisions of Section 2.7.

          "Rollover Date" means the date on which a Rollover takes place, which
           -------------
date shall be a Business Day.

          "Security Interest" means collectively the Liens granted to the Agent
           -----------------
and/or Lenders (or the Security Trustee on its or their behalf) in the Collateral pursuant to this Agreement, the other Loan Documents, or any other agreement or instrument now or hereafter granted and/or entered into.

          "Security Trustee" means a Person appointed by the Agent and Lenders
           ----------------
as a security trustee to be granted and to hold on behalf of the Agent and Lenders the Liens created by the U.K. Security Documents.

          "Settlement" has the meaning specified in Section 2.2(j).
           ----------

          "Settlement Date" has the meaning specified in Section 2.2(j).
           ---------------

          "Settlement Loans" and "Settlement Loan" have the meanings specified
           ----------------       ---------------
in Section 2.2(h).

          "Slow-moving Inventory" means Inventory that has individual stock-
           ---------------------
keeping units which have a twelve (12) month sales history to the extent that current inventory levels thereof exceed the prior twelve (12) months' sales.

          "Solidary" as used herein and in EXHIBIT "O" shall be read and
           --------
interpreted in accordance with the Civil Code of Quebec.
                                   --------------------

          "Solvent" shall mean when used with respect to any Person that:  (a)
           -------
the fair value of all its Property is in excess of the total amount of its debts (including contingent liabilities other than in relation to Canadian income tax); and (b) it is able to pay its debts as they generally become due.

          "Subordinated Debentures" means the 9% subordinated convertible
           -----------------------
debentures maturing August 30, 2000, of which the principal amount of $43,446,000 was outstanding at June 30, 1997.

          "Subsidiary" means any corporation of which more than fifty percent
           ----------
(50%) of the outstanding securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions), is at the time, directly or indirectly through one or more intermediaries, owned by the Borrower and/or any Guarantor and/or one or more of its or their Subsidiaries.

          "Tandy" means, collectively, Tandy Corporation, Trans World
           -----
Electronics, Inc., and A&A International, Inc.

          "Tandy Agreement" has the meaning specified in Section 10.3.
           ---------------

          "Tangible Net Worth" means, at any date: (a) book net worth as at the
           ------------------
Canadian Borrower's date of determination plus (b) the translation adjustment in
                                          ----
the equity section of the Canadian Borrower's balance sheet as at such date less
                                                                            ----
(c) (without duplication) all amounts, to the extent not repaid after the Closing Date, which have been paid, whether by loans, repayments, Distributions or otherwise, to any Affiliate after the Closing Date.

          "Tax Reserve" means a reserve initially in the amount of $15,000,000
           -----------
established by the Canadian Lenders against Canadian Availability in respect of claims and assessments for taxes upon the Canadian Borrower, provided that: (a) such reserve shall by reduced by an amount equal to the lesser of (A) sixty percent (60%) of the appraised (such appraisal to be in form and by appraisers satisfactory to the Agent) fair market value of the Barrie, Ontario lands owned by the Canadian Borrower (provided that a Phase 1 environmental assessment addressed to the Agent has been received in respect of such lands and the Agent is satisfied with regard to all matters revealed thereby) and (B) $2,500,000;
(b) such reserve shall, if the aggregate amount of taxes claimed or assessed as owing by Revenue Canada is reduced to $25,000,000 other than by any payments or provisions of security whatsoever (whether in settlement or satisfaction, by providing security or otherwise), be further reduced by sixty percent (60%) of any claims or assessments thereafter paid (in settlement or satisfaction) or otherwise eliminated by their withdrawal by Revenue Canada provided that the ratio obtained by dividing the net availability based on Inventory (after all related inventory reserves) by the net amount recoverable in respect of the Inventory based on a then updated (not less than ninety (90) days old) going out of business appraisal (conducted by appraisers and on a basis satisfactory to the Agent) of the Inventory, is not more than eighty percent (80%); and (c) such reserve shall immediately be increased by the amount of any reduction under paragraph (a) upon any sale, disposal, seizure, expropriation or condemnation of any of the Barrie lands.

          "Termination Event" means:  (a) the withdrawal of either Borrower, the
           -----------------
Parent or any Related Company from a Plan during a plan year; or (b) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination; or (c) the institution of proceedings by any Public Authority to terminate or have a trustee appointed to administer a Plan; or (d) any other event or condition which might constitute grounds for the termination of, winding up or the appointment of a trustee to administer, any Plan.

          "Total Commitments" means the aggregate of the Lenders' Commitments
           -----------------
from time to time and which shall be, initially, (a) in the case of the Canadian Revolving Credit Facility, $50,000,000, and (b) in the case of the U.K. Revolving Credit Facility, $25,000,000, and which shall reduce by any permanent reductions made in accordance with the terms hereof.

          "U.K. Availability" means:  (a) the lesser at any point in time of:
           -----------------
(i) the Maximum U.K. Revolving Credit Line; and (ii) the sum of (A) eighty-five percent (85%) of the Net Amount of Eligible U.K. Accounts, plus (B) the Inventory Advance Rate of the U.K. Borrower at such time multiplied by the value of Eligible U.K. Inventory; less (C) the Accounts Payable Reserve (the amount
                            ----
under this clause (ii) referred to as the "U.K. Formula Amount"); less (b)
                                                                  ----
without duplication (i) the Dilution Reserve; (ii) a reserve established for all amounts secured by any Liens, choate or inchoate, which rank or are capable of ranking in priority to the Agent's and/or Lenders' Security Interest, including without limitation, any such amounts which are payroll tax amounts, National Insurance contributions, occupational pension scheme contributions, amounts due and not paid for vacation pay, amounts due and not paid under any legislation relating to workers' compensation or to unemployment insurance, all amounts deducted or withheld and not paid and remitted under the Income Tax Act of
                                                         --------------
Canada, all amounts falling within any of the categories of preferential debts as listed in Schedule 6 to the Insolvency Act 1986 of England and Wales, amounts
                               -------------------
currently or past due and not paid for realty, municipal or similar taxes and all amounts currently or past due and not contributed, remitted or paid to any Plan or under the Canada Pension Plan, the Pension Benefits Act or any similar
                                           --------------------
legislation; (iii) a reserve in an amount determined by the Agent from time-to-time in respect of such portion of the Accounts as represents a value-added, sales, goods and services or excise tax;(iv) a reserve for all claims, charges and Liens, including in respect of rent, storage and/or transport costs which have arisen or may arise, in respect of off-site Inventory or Inventory at leased locations unless a waiver and access agreement satisfactory to the Agent shall have been received; (v) a reserve for all amounts due to contract managers under joint venture or similar arrangements; and (vi) all other reserves which the Agent in the exercise of its Permitted Discretion deems necessary or desirable to maintain with respect to the U.K. Borrower, including, without limitation, in respect of any amounts which the Agent and/or U.K. Lenders may be obligated to pay in the future for the account of the U.K. Borrower (the foregoing amount calculated by deducting (b) from (a) being hereinafter referred to as the "U.K. Borrowing Base"), less (c) the sum of: (i) the unpaid balance of
           -------------------    ----
U.K. Revolving Loans at that time; (ii) the U.K. L/C Reserve and (iii) the U.K. F/X Reserve, provided, however, that each of the reserves under clause (b) shall
             --------  -------
be established, and the amount thereof determined, by the Agent in the exercise of its Permitted Discretion.

          "U.K. Borrowing Base" has the meaning specified in the definition of
           -------------------
U.K. Availability.

          "U.K. Closing Fee" has the meaning specified in Section 3.5(b).
           ----------------

          "U.K. Collateral" has the meaning specified in Section 6.1(b).
           ---------------

          "U.K. Formula Amount" has the meaning specified in the definition of
           -------------------
U.K. Availability.

          "U.K. F/X Reserve" means a reserve established by the Agent in the
           ----------------
exercise of its Permitted Discretion, from time to time, for F/X Transactions with the U.K. Borrower outstanding. Initially, the reserve will be equal to ten percent (10%) of the nominal principal amount of each F/X Transaction entered into with the U.K. Borrower (provided that the maturity of all F/X Transactions at any time are evenly spread out over up to twelve months to the satisfaction of the U.K. Lenders). The Agent reserves the right to change the reserve based upon such factors as it considers relevant in its discretion, including, without limitation, the spread of settlement dates and exchange risks as assessed by the Agent and the U.K. Lenders.

          "U.K. Guarantee" has the meaning specified in the definition of U.K.
           --------------
Security Documents.

          "U.K. Intercorporate Security" means a debenture granted by the U.K.
           ----------------------------
Borrower to the Parent, in form satisfactory to the Agent.

          "U.K. L/C Reserve" means a reserve established by the Agent in the
           ----------------
exercise of its Permitted Discretion, from time to time, for Letters of Credit issued on behalf of the U.K. Borrower. Such reserve shall be, initially, and shall never exceed one hundred percent (100%) of the undrawn amount of such Letters of Credit.

          "U.K. Lenders" means those Lenders who have a Commitment in the U.K.
           ------------
Revolving Credit Facility.

          "U.K. Note" means a note evidencing all loans and advances made to the
           ---------
U.K. Borrower by the Parent on or after the date hereof, in form satisfactory to the Agent.

          "U.K. Reference Rate" means, for any day, the rate of interest in
           -------------------
effect for such day as quoted generally from time to time by BAUK as its "base rate" for BPS (the "base rate" for BPS being a rate set by BAUK based upon various factors including BAUK's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such quoted rate). Any change in the base rate for BPS so quoted by BAUK shall take effect at the opening of business on the day of such change in such quoted base rate for BPS. Each Interest Rate based upon the U.K. Reference Rate shall be adjusted simultaneously with any change in the Base Rate.

          "U.K. Reference Rate Loans" means a Revolving Loan in BPS made by the
           -------------------------
U.K. Lenders to the U.K. Borrower hereunder, on which interest is payable based upon the U.K. Reference Rate as provided in Section 3.1.

          "U.K. Reference Rate Margin" means two and one-half percent (2.5%).
           --------------------------

          "U.K. Revolving Credit Facility" has the meaning specified in Section
           ------------------------------
2.2(a)(ii).

          "U.K. Revolving Loans" has the meaning specified in Section 2.2(b).
           --------------------

          "U.K. Security Documents" means legal mortgages in respect of all the
           -----------------------
real Property legally or beneficially owned by the U.K. Borrower, a composite guarantee and debenture, which will include a guarantee by the U.K. Borrower of all Obligations of the Canadian Borrower (the "U.K. Guarantee"), and a security trust deed among the Agent, the Borrowers, the Lenders and the Security Trustee, each in form and substance satisfactory to the Agent.

          "U.K. Unused Line Fee" has the meaning specified in Section 3.3(b).
           --------------------

          "U.S. Dollars" or "U.S. $" means lawful currency of the United States
           ------------      ------
of America.

          "U.S. Security Agreement" has the meaning specified in Section 10.2.
           -----------------------

          "Violation Notice" means any notice received by either Borrower or the
           ----------------
Parent from any governmental or regulatory body or agency under any Environmental Law that the Borrower or the Parent or any of its property and assets is not in compliance with the requirements of any Environmental Law.

     1.2  Accounting Terms.  Any accounting term used in this Agreement shall
          ----------------
have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements.

     1.3  Interpretation.  In this Agreement, (a) the singular includes the
          --------------
plural and vice versa, (b) "in writing" or "written" includes printing, typewriting, or any electronic means of communication capable of being visibly reproduced at the point of reception, including telex, telecopy and telegraph,
(c) the headings, the table of contents, the Articles and the Sections are inserted for convenience only and are to be ignored in construing this Agreement, (d) a document, notice, note, bill of exchange or other instrument shall be deemed to have been validly signed and executed if it has been signed by either an original signature or a facsimile signature or stamp, (e) all references to amounts of money shall, unless otherwise indicated, be references to U.S. Dollars, and (f) all references to the Agent and/or Lenders acting "reasonably", all references to the Agent's and/or the Lenders' "reasonable" discretion or determination and all references to not unreasonably withholding a consent shall, unless otherwise indicated, be read as references to acting reasonably in the Circumstances or making a determination which is reasonable in the Circumstances or reasonably in the Circumstances withholding a consent, where the "Circumstances" include the recognition of the credit, repayment, security and other risks faced by the Agent and/or Lenders (or the Security Trustee on their behalf) at the time of the action or determination, given, inter alia, the subordinate nature of the Security in relation to certain of the Permitted Liens and the amounts and terms of repayment of indebtedness or liabilities secured pursuant to Permitted Liens.

     1.4  References.  Any reference made in this Agreement to:
          ----------

          (a) "Agent" or "Lender" shall so be construed as to include its successors and permitted assigns;

          (b) a time of day is, unless otherwise stated, a reference to Local time;

          (c) Sections, Articles or Schedules is, unless otherwise indicated, a reference to Sections and Articles of this Agreement and to Schedules to this Agreement, as the case may be. The provisions of each Schedule shall constitute provisions of this Agreement as though repeated at length herein; and

          (d) a "fiscal quarter" means, in relation to the Borrower, one of the four (4) consecutive periods in each fiscal year of the Borrower each of three (3) months in duration.

     1.5  Interest Calculations and Payments.  Unless otherwise stated (as in
          ----------------------------------
the case of Base Rate Loans, U.K. Reference Rate Loans, BA Equivalent Loans and LIBOR Loans, which shall be calculated at an interest per annum based on a year of 360 days), wherever in this Agreement reference is made to a rate of interest "per annum" or a similar expression is used, such interest will be calculated on the basis of a calendar year of three hundred and sixty-five (365) days or three hundred and sixty-six (366) days, as the case may be. Calculations of interest shall be made using the nominal rate method of calculation, and will not be calculated using the effective rate method of calculation or on any other basis that gives effect to the principle of deemed reinvestment of interest. All payments of interest to be made hereunder will be paid both before and after maturity and before and after default and/or judgment, if any, until payment thereof, and interest will accrue on overdue interest, if any.

     1.6  Interest Act (Canada).  For the purposes of this Agreement, whenever
          ---------------------
interest to be paid hereunder is to be calculated on the basis of a year of three hundred and sixty (360) days, as in the case of all Base Rate Loans, U.K. Reference Rate Loans and LIBOR Loans, or any other period of time that is less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by either three hundred and sixty (360) or such other period of time, as the case may be.

2.   LOANS AND LETTERS OF CREDIT.
     ---------------------------

     2.1  Total Facility.  (a) Canadian.  Subject to all of the terms and
          --------------       ---------
conditions of this Agreement, the Canadian Lenders severally agree to make available for Drawdowns by the Canadian Borrower up to a $50,000,000 credit facility for the Canadian Borrower's use from time to time during the term of this Agreement. The credit facility shall consist of a revolving line of credit consisting of Canadian Revolving Loans, Letters of Credit and F/X Transactions as described in Sections 2.2, 2.3 and 2.4.

     (b)  U.K. Subject to all of the terms and conditions of this Agreement, the
          ----
U.K. Lenders severally agree to make available for Drawdowns in BPS by the U.K. Borrower up to an Equivalent Amount in BPS of $25,000,000 credit facility for the U.K. Borrower's use from time to time during the term of this Agreement.
The credit facility shall consist of a revolving line of credit consisting of U.K. Revolving Loans denominated in BPS, Letters of Credit and F/X Transactions as described in Sections 2.2, 2.3 and 2.4.

     (c)  Solidary Interests/Civil Code of Quebec.  Each of the Borrowers
          ----------------------------------------
confirms and agrees that:

          (i) subject to Section 14.11, the rights of the Agent and each Canadian Lender or U.K. Lender, as the case may be, from time to time a party to this Agreement by way of assignment or otherwise are solidary and as regards the Obligations owing from time to time to each Lender, each of the Agent and such Lender is entitled to; (i) demand repayment of the amounts of all Canadian Revolving Loans or U.K. Revolving Loans outstanding from time to time in respect of such Obligations; (ii) exact the whole performance of such Obligations from the Canadian Borrower or U.K. Borrower, as the case may be; (iii) benefit from the Security Interest and the Collateral in respect of such Obligations; (iv) give a full acquittance of such Obligations and exercise all rights and recourses under the Loan Documents with respect to those Obligations; (v) the Obligations of the Canadian Borrower or U.K. Borrower, as the case may be, with respect to any F/X Transactions under the Canadian Revolving Credit

               Facility or U.K. Revolving Credit Facility, as the case may be, or arising from any Canadian Revolving Loans or U.K. Revolving Loans, as the case may be, advanced by or Letter of Credit issued or arranged by any of them under the Canadian Revolving Credit Facility or U.K. Revolving Credit Facility, as the case may be, will form part of the Obligations, will be secured by the Security Interest and the Collateral and the Agent and such Canadian Lender or U.K. Lender, as the case may be, will have a solidary interest therein; and

          (ii) the Obligations to make Revolving Loans and to issue or arrange for the issuance of Letters of Credit and the obligation with respect to F/X Transactions is several, and not joint and several or solidary and, accordingly, each Borrower's recourse against any Lender with respect thereto, will be limited to the amount of such Lender's Commitment in the applicable Revolving Credit Facility.

     2.2  Revolving Loans.
          ---------------

       (a)(i)  Canadian Amounts.  Subject to the terms and conditions of this
               ----------------
Agreement and relying upon each of the representations and warranties of the Canadian Borrower and the Parent set forth in each of the Loan Documents, each of the Canadian Lenders, severally and not jointly, agrees to make Loans and issue Letters of Credit to the Canadian Borrower, at any time and from time to time on and after the Closing Date and until the Maturity Date (or, after any renewal of this Agreement as herein provided, the expiry date of any Renewal
Term), in an aggregate principal amount at any time outstanding not to exceed the lesser of (x) such Canadian Lender's Participation in the Canadian Borrowing Base in effect at such time and (y) such Canadian Lender's Commitment, consisting of Canadian Revolving Loans and participation in Letters of Credit and F/X Transactions as described in Sections 2.2, 2.3 and 2.4 hereof, respectively (the "Canadian Revolving Credit Facility"). The Agent (as provided
                   ----------------------------------
in Section 2.2(i)) or the Canadian Lenders may, in their discretion, elect to exceed the limits of the Canadian Availability on one or more occasions, but if they do so, neither the Agent nor the Canadian Lenders shall be deemed thereby to have changed the limits of the Canadian Availability or to be obligated to exceed the limits of the Canadian Availability on any other occasion. If, at any time, the unpaid balance of the Canadian Revolving Loans plus the Canadian L/C Reserve plus the Canadian F/X Reserve exceeds the Canadian Borrowing Base, then the Canadian Lenders may refuse to make or otherwise restrict Canadian Revolving Loans and/or Letters of Credit and/or F/X Transactions, on such terms as the Canadian Lenders determine until such excess has been eliminated and the Canadian Borrower shall immediately repay to the Canadian Lenders an amount equal to such excess.

          (ii) U.K. Amounts.  Subject to the terms and conditions of this
               ------------
Agreement and relying upon each of the representations and warranties of the U.K. Borrower and the Parent set forth in each of the Loan Documents, each of the U.K. Lenders, severally and not jointly, agrees to make Loans denominated in BPS and issue Letters of Credit to the U.K. Borrower, at any time and from time to time on and after the Closing Date and until the Maturity Date (or, after any renewal of this Agreement as herein provided, the expiry date of any Renewal
Term), in an aggregate principal amount at any time outstanding not to exceed the lesser of (x) such U.K. Lender's Participation in the U.K. Borrowing Base in effect at such time and (y) such U.K. Lender's Commitment, consisting of U.K. Revolving Loans and participation in Letters of Credit and F/X Transactions as described in Sections 2.2, 2.3 and 2.4 hereof, respectively (the "U.K. Revolving
                                                                  --------------
Credit Facility"). The Agent (as provided in Section 2.2(i)) or the U.K. Lenders
---------------
may, in their discretion, elect to exceed the limits of the U.K. Availability on one or more occasions, but if they do so, neither the Agent nor the U.K. Lenders shall be deemed thereby to have changed the limits of the U.K. Availability or to be obligated to exceed the limits of the U.K. Availability on any other occasion. If, at any time, the unpaid balance of the U.K. Revolving Loans plus the U.K. L/C Reserve plus the U.K. F/X Reserve exceeds the U.K. Borrowing Base, then the U.K. Lenders may refuse to make or otherwise restrict U.K. Revolving Loans and/or Letters of Credit and/or F/X Transaction, on such terms as the U.K. Lenders determine until such excess has been eliminated and the U.K. Borrower shall immediately repay to the U.K. Lenders an amount equal to such excess. At no time will the U.K. Borrower be permitted to have outstanding more than $3,500,000 in U.K. Reference Rate Loans.

     (b)  Notice of Borrowing.  Whenever either Borrower desires to borrow
          --------------------
revolving loans under this Section 2.2 (in the case of the Canadian Borrower, the "Canadian Revolving Loans" and, in the case of the U.K. Borrower, the "U.K.
     ------------------------                                              ----
Revolving Loans"), the applicable Borrower shall deliver to the Agent a written
---------------
request substantially in the form of EXHIBIT G-5 hereto (a "Notice of
                                                            ---------
Borrowing") signed by an authorized officer of the applicable Borrower, no later than (i) 10:00 a.m. (Local time) on the requested Drawdown Date, in the case of requests for Prime Rate Loans or Base Rate Loans or U.K. Reference Rate Loans, or (ii) 10:00 a.m. (Local time) three (3) Business Days in advance of the requested Drawdown Date, in the case of requests for BA Equivalent Loans or LIBOR Loans. The Notice of Borrowing shall, with respect to any Revolving Loans requested, specify (i) the requested Drawdown Date (which shall be a Business
Day), (ii) the aggregate amount of the requested Revolving Loans and the currency thereof, (iii) whether the Revolving Loans requested are to be Prime Rate Loans, Base Rate Loans, BA Equivalent Loans, U.K. Reference Rate Loans or LIBOR Loans, (iv) if the requested Revolving Loans are to be BA Equivalent Loans or LIBOR Loans, the requested Interest Period. In lieu of delivering the above-described Notice of Borrowing the applicable Borrower may (if agreed with the Agent) give the Agent telephonic notice of such request by the required time; provided, however, that (if so agreed) such telephonic notice shall be confirmed
--------  -------
in writing by delivery to the Agent (A) promptly and on the same day of a telecopy of a Notice of Borrowing which has been signed by an authorized officer of such Borrower, and (B) only if requested by the Agent, promptly of a Notice of Borrowing containing the original signature of an authorized officer of such Borrower, mailed or delivered by such Borrower to the Agent on the date such notice is given. Unless otherwise agreed with the Agent, in the event that the terms of any confirmatory Notice of Borrowing referred to in the proviso contained in the immediately preceding sentence shall conflict with the telephonic notice with respect to which it was delivered, the terms of such telephonic notice shall govern.

     (c)  Reliance upon Authority.  On or prior to the Closing Date and
          -----------------------
thereafter prior to any change with respect to any of the information contained in the following clauses (i) and (ii), each Borrower shall deliver to the Agent a writing setting forth (i) the account(s) to which the Agent is authorized to transfer the proceeds of the Revolving Loans requested by such Borrower pursuant to this Section 2.2, and (ii) the names of the officers authorized to request Revolving Loans on behalf of such Borrower, and shall provide the Agent with a specimen signature of each such officer. The Agent shall be entitled to rely conclusively on such officer's authority to request Revolving Loans on behalf of such Borrower, the proceeds of which are to be transferred to any of the accounts specified by such Borrower pursuant to the immediately preceding sentence, until the Agent receives written notice to the contrary. The Agent shall have no duty to verify the identity of any individual representing himself as one of the officers authorized by such Borrower to make such requests on its behalf.

     (d)  No Liability.  The Agent shall not incur any liability to either
          -------------
Borrower as a result of acting upon any notice referred to in Sections 2.2(b) and (c), which notice the Agent believes in good faith to have been given by an officer duly authorized by such Borrower to request Revolving Loans on its behalf or for otherwise acting in good faith under this Section 2.2, and the crediting of Revolving Loans to a Borrower's deposit account, or transmittal to such Person as a Borrower shall direct, shall conclusively establish the obligation of the applicable Borrower to repay such Revolving Loans as provided herein.

     (e)  Notice Irrevocable.  Any Notice of Borrowing (or telephonic notice in
          -------------------
lieu thereof) made pursuant to Section 2.2(b) shall be irrevocable and the applicable Borrower shall be bound to borrow the funds requested therein in accordance therewith.

     (f)  Agent's Election.  Promptly after receipt of a Notice of Borrowing
          -----------------
pursuant to Section 2.2(b), the Agent shall elect, in its discretion, (i) to have the terms of Section 2.2(g) apply to such requested borrowing, or (ii) to request BACAN, in the case of Canadian Revolving Loans, or BAUK, in the case of U.K. Revolving Loans, to make a Settlement Loan pursuant to the terms of Section 2.2(h) in the amount of the requested Borrowing; provided, however, that, if
                                                 --------- -------
BACAN or BAUK, as the case may be, declines in its sole discretion to make a Settlement Loan pursuant to Section 2.2(h), the Agent shall elect to have the terms of Section 2.2(g) apply to such requested Borrowing.

     (g)  Making of Revolving Loans.
          --------------------------

          (i)  In the event that the Agent shall elect to have the terms of this
               Section 2.2(g) apply to a requested borrowing as described in
               Section 2.2(f), then promptly after receipt of a Notice of Borrowing pursuant to Section 2.2(b), the Agent shall notify the Canadian Lenders or the U.K. Lenders, as the case may be, by telecopy, telephone or other similar form of transmission, of the requested Borrowing. Each Canadian Lender or U.K. Lender, as the case may be, shall make the amount of such Lender's Participation in the requested Revolving Loan available to the Agent in same day funds, to such account of the Agent as the Agent may designate, not later than 2:00 p.m. (if notified by 11:00 a.m.) (Local time) on the Drawdown Date applicable thereto. After the Agent's receipt of the proceeds of such Revolving Loans, upon satisfaction of the applicable conditions precedent set forth herein, the Agent shall make the proceeds of such Revolving Loans available to the applicable Borrower on the applicable Drawdown Date by transferring same day funds equal to the proceeds of such Revolving Loans received by the Agent to the account of the applicable Borrower previously designated in writing by the applicable Borrower, provided, however, that the amount of
                                    --------  -------
               Revolving Loans so made on any date shall in no event exceed the amount of Canadian Availability or U.K. Availability, as the case may be, on such date.

          (ii) On any Drawdown Date in respect of a Revolving Loan, the Agent shall be entitled to assume that each applicable Lender has made the amount of such Lender's Revolving Loan available to the Agent on such Drawdown Date, unless such Lender shall have notified the Agent to the contrary prior to the deadline therefor contained in
               Section 2.2(g)(i). The Agent, in its sole discretion, based upon such assumption, may make available to the applicable Borrower a corresponding amount on such Drawdown Date. If such corresponding amount had not in fact been made available to the Agent by any Lender, such Lender and the applicable Borrower severally agree to repay to the Agent forthwith, on demand, such corresponding amount, together with interest thereon for each day during the period commencing on the date such amount is made available to the applicable Borrower and ending on the date such amount is repaid to the Agent, at the interest rate applicable from time to time to such Borrowing excluding any breakage fees referred to under Section 4.5. If such Lender repays to the Agent such corresponding amount, such amount so repaid shall constitute a Revolving Loan, and if both such Lender and the applicable

               Borrower shall have repaid such corresponding amount, the Agent shall promptly return to the applicable Borrower such corresponding amount in same day funds. The failure of any Lender to make any Revolving Loan on any Drawdown Date (any such Lender being hereinafter referred to as a "Defaulting Lender") shall not
                                                   -----------------
               relieve any other Lender of its obligation, if any, hereunder to make its Revolving Loan on such Drawdown Date, but no Lender shall be responsible for such failure of any such Defaulting Lender.

        (iii) The Agent shall not be obligated to transfer to a Defaulting Lender any payments made by any Borrower to the Agent for the benefit of such Defaulting Lender; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be made to or retained by the Agent. The Agent may hold and, in its discretion, relend to the applicable Borrower, the amount of all such payments received or retained by it for the account of such Defaulting Lender. For purposes of voting or consenting to matters with respect to the Loan Documents requiring the consent of all or any portion of the Lenders, and determining Participations, such Defaulting Lender shall be deemed not to be a "Lender" and such Lender's Commitment shall be deemed to be zero. The terms of this Section 2.2(g)(iii) shall remain effective with respect to such Defaulting Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement. The terms of this Section 2.2(g)(iii) shall not be construed to increase or otherwise affect the Commitment of any other Lender, or relieve or excuse the performance by either Borrower of any of its duties or obligations hereunder.

     (h)  Making of Settlement Loans.
          ---------------------------

          (i) In the event the Agent shall elect, with the consent of BACAN, in the case of the Canadian Revolving Credit Facility, or BAUK, in the case of the U.K. Revolving Credit Facility, to have the terms of this Section 2.2(h) apply to a requested borrowing as described in Section 2.2(f), BACAN or BAUK, as the case may be, shall make a Revolving Loan in the amount of such Borrowing (any such Revolving Loan made solely by BACAN or BAUK, as the case may be, pursuant to this Section 2.2(h) being referred to as a "Settlement Loan" and such Revolving Loans being referred to collectively
      ---------------
     as "Settlement Loans") available to the applicable Borrower on the Drawdown
         ----------------
     Date applicable thereto by transferring same day funds to the account of the applicable Borrower. Each Settlement Loan is a Canadian Revolving Loan or U.K. Revolving Loan, as the case may be, hereunder and shall be subject to all the terms and conditions applicable to other Revolving Loans except that all payments thereon shall be payable to BACAN or BAUK, as the case may be, solely for its own account (and for the account of the holder of any participation interest with respect to such Revolving Loan created pursuant to subsection (ii) of
     Section 2.2(j)). The Agent shall not request BACAN or BAUK to make any Settlement Loan if (A) the Agent shall have received written notice from any Canadian Lender or U.K. Lender, as the case may be, that one or more of the applicable conditions precedent will not be satisfied on the requested Drawdown Date for the applicable Revolving Loan, or (B) the requested Revolving Loan would exceed the amount of Canadian Availability or U.K. Availability, as the case may be, on the Drawdown Date. BACAN and BAUK shall not otherwise be required to determine whether the applicable conditions precedent set forth herein have been satisfied or the requested Revolving Loan would exceed the amount of Canadian Availability or U.K. Availability, as the case may be, on the Drawdown Date applicable thereto prior to making, in its sole discretion, any Settlement Loan.

     (i)  Agent Advances.
          ---------------

          (i) Subject to the limitations set forth in the provisos contained in this Section 2.2(i)(i), the Agent is hereby authorized by the Borrowers and the Lenders, from time to time in the Agent's discretion, (A) after the occurrence and during the continuance of an Event or an Event of Default, or (B) at any time that any of the other applicable conditions precedent to a Revolving Loan have not been satisfied, to make Canadian Revolving Loans to the Canadian Borrower on behalf of the Canadian Lenders or (directly or by BAUK) U.K. Revolving Loans to the U.K. Borrower on behalf of the U.K. Lenders which the Agent, in its reasonable business judgment, deems necessary or desirable (x) to preserve or protect the Collateral, or any portion thereof, (y) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (z) to pay any other amount chargeable to such Borrower pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses (any of the advances described in this Section 2.2(i)(i) being hereinafter referred to as "Agent Advances"); provided, that no
                                           --------------    --------
               Agent Advances may be made which have the effect of increasing any Lender's Commitment or if the Instructing Group instructs the Agent not to make any Agent Advances.

          (ii) The Agent Advances shall be repayable on demand and secured by, in the case of Agent's Advances under the Canadian Revolving Credit Facility, the Canadian Collateral, and, in the case of Agent's Advances under the U.K. Revolving Credit Facility, the U.K. Collateral, shall constitute

               Canadian Revolving Loans, if under the Canadian Revolving Credit Facility, and U.K. Revolving Loans, if under the U.K. Revolving Credit Facility, and Obligations hereunder, and shall bear interest at the rate applicable to the Prime Rate Loans or U.K. Revolving Loans, as the case may be, from time to time. The Agent shall notify each Canadian Lender or U.K. Lender, as the case may be, and the applicable Borrower in writing of each such Agent Advance promptly following the making thereof, which notice shall include a description of the purpose of such Agent Advance.

     (j)  Settlement. The Agent and the Lenders hereby agree that, except in the
          ----------
case of Loans consisting of Settlement Loans or Agent Advances, each Lender's funded portion of the Loans is intended to be equal at all times to such Lender's Participation in the outstanding Loans. The Agent and the Lenders agree (which agreement shall not be for the benefit of or enforceable by the Borrower) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Settlement Loans, Agent Advances and other Loans shall take place on a periodic basis in accordance with the following provisions:

     (i)  The Agent shall request settlement ("Settlement") with the Lenders on
                                               ----------
          a basis not less frequently than once during each five (5) Business Day period, or on a more frequent basis if so determined by the Agent,
          (A) on behalf of BACAN or BAUK, with respect to each outstanding Settlement Loan, and (B) for itself, with respect to each Agent Advance, by notifying the other applicable Lenders by telecopy, telephone or other similar form of transmission, of such requested Settlement, no later than 11:00 a.m. (Local time) on the date of such requested Settlement (the "Settlement Date"). Each Lender (other than
                                     ---------------
          BACAN and BAUK, in the case of Settlement Loans) shall make the amount of such Lender's Participation in the outstanding principal amount of the Settlement Loans and Agent Advances with respect to which Settlement is requested available to the Agent, for itself or for the account of BACAN and BAUK, in same day funds, to such account of the Agent as the Agent may designate, no later than 2:00 p.m. (Local time), on the Settlement Date applicable thereto, regardless of whether the applicable conditions precedent for Revolving Loans set forth herein have then been satisfied. Such amounts made available to the Agent shall be applied against the amounts of the applicable Settlement Loan or Agent Advance and, together with the portion of such Settlement Loan or Agent Advance representing BACAN's or BAUK's Participation thereof, shall constitute Revolving Loans of such Lenders. If any such amount is not made available to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the interest rate then applicable to the Revolving Loans with respect to which Settlement is to be made.

    (ii) Notwithstanding the foregoing, not more than one (1) Business Day after demand is made by the Agent (whether before or after the occurrence of an Event or an Event of Default and regardless of whether the Agent has requested a Settlement with respect to a Settlement Loan or Agent Advance), each other Canadian Lender or U.K. Lender, as the case may be, shall irrevocably and unconditionally purchase and receive from BACAN, BAUK or the Agent, as applicable, without recourse or warranty, an undivided interest and Participation in such Settlement Loan or Agent Advance to the extent of such Lender's Participation therein by paying to the Agent, in same day funds, an amount equal to such Lender's Participation in such Settlement Loan or Agent Advance. If such amount is not in fact made available to the Agent by any Lender, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the interest rate then applicable to the Revolving Loans.

   (iii) From and after the date, if any, on which any Lender purchases an undivided interest and participation in any Settlement Loan or Agent Advance pursuant to clause (ii) above, the Agent shall promptly distribute to such Lender at such address as such Lender may request in writing, such Lender's Participation in all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such Settlement Loan or Agent Advance.

    (iv) If any payments are received by the Agent which, in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, and no Settlement Loans or Agent Advances are then outstanding, the Agent may pay over such amounts to BACAN or BAUK, as the case may be, for application to BACAN's or BAUK's, as the case may be, Participation in such Revolving Loans. If , as of any Settlement Date, payments received since the then immediately preceding Settlement Date have been applied to BACAN's or BAUK's, as the case may be, Participation in the Revolving Loans other than Settlement Loans and Agent Advances, as provided for in the immediately preceding sentence, then BACAN or BAUK, as the case may be, shall pay to the Agent, for the account of the applicable Canadian Lenders or U.K. Lenders, as the case may be, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall have outstanding, as of such Settlement Date, after giving effect to such payments, its Participation in such Revolving Loans; provided, that the Agent may net payments due from BACAN or BAUK, as the case may be, pursuant to this sentence against payments due to BACAN or BAUK, as the case may be, pursuant to Section 2.2(j)(i) on the applicable Settlement Date, and require BACAN, BAUK or the other Lenders, as applicable, to make only the amount of the payment due after such netting. As of each Settlement Date, each of (a) BACAN and BAUK with respect to Settlement Loans, (b) the Agent with respect to Agent Advances, and (c) each Lender with respect to the Revolving Loans other than Settlement Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual daily amount of funds employed by BACAN, BAUK, the Agent or such Lender since the immediately preceding Settlement Date.

     (k)  Notation; Revolving Loan Notes.  Each Lender is authorized, at such
          ------------------------------
Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Revolving Loans in its books and records, including computer records, such books and records constituting rebuttably presumptive evidence, absent manifest error, of the accuracy of the information contained therein. In addition, upon request by any Lender, a Borrower shall execute and deliver to such Lender a promissory note, in order to evidence such Lender's Revolving Loans, in a maximum principal amount equal to such Lender's Participation in the applicable Revolving Credit Facility, in a form satisfactory to the Agent and such Lender.

     (l)  Lenders' Failure to Perform.  All Loans (other than Settlement Loans
          ---------------------------
and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Participations. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Loans hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Loans hereunder, (ii) no failure by any Lender to perform its obligation to make any Loans hereunder shall excuse any other Lender from its obligation to make any Loans hereunder, and (c) the obligations of each Lender hereunder shall be several, not joint and several.

     2.3  Letters of Credit.
          -----------------

     (a) Subject to the terms and conditions of this Agreement, the Issuing Lender shall, upon the Canadian Borrower's or U.K. Borrower's, as the case may be, written request to the Agent as herein provided (A) cause Letters of Credit to be issued for the applicable Borrower's account or (B) provide credit support or enhancement or otherwise confirm payment (any such credit support, enhancement or payment confirmation being referred to as "Credit Support") to banks other than Lenders under this Agreement, which banks are acceptable to the Agent in the exercise of its reasonable business judgment and which banks shall issue Letters of Credit in accordance with this Section 2.3 from time to time during the term of this Agreement. The Issuing Lender will not cause to be opened any Letter of Credit or provide any Credit Support if: (i) the maximum face amount of the requested Letter of Credit or for which Credit Support is requested, plus the aggregate undrawn face amount of all outstanding Letters of Credit under the applicable Revolving Credit Facility, would exceed $25,000,000, in the case of the Canadian Revolving Credit Facility, and $15,000,000, in the case of the U.K. Revolving Credit Facility; (ii) the maximum face amount of the requested Letter of Credit or for which Credit Support is requested, and all commissions, fees, and charges due from such Borrower in connection with the opening thereof, would cause the Canadian Availability or U.K. Availability, as the case may be, to be exceeded at such time; or (iii) the expiration date of the Letter of Credit would exceed the Maturity Date (or, after any renewal of this Agreement as herein provided, the expiry date of any Renewal Term) or be greater than twelve (12) months from the date of issuance. All payments made and expenses incurred by the Issuing Lender and/or Lenders pursuant to or in connection with the Letters of Credit will be charged to the applicable Borrower's loan account as Canadian Revolving Loans or U.K. Revolving Loans, as the case may be.

     (b)  Other Conditions.  In addition to being subject to the satisfaction of
          ----------------
the applicable conditions precedent herein provided, the obligation of the Issuing Lender to cause to be issued any Letter of Credit or to provide any Credit Support is subject to the following conditions precedent having been satisfied in a manner satisfactory to the Issuing Lender and Agent:

          (i) The applicable Borrower shall have delivered to the Issuing Lender or proposed issuer of the Letter of Credit, at such times and in such manner as the Issuing Lender may prescribe, an application in form and substance satisfactory to the Issuing Lender or proposed issuer of the Letter of Credit for the issuance of the Letter of Credit and such other documents as may be reasonably required pursuant to the terms thereof, and the form and terms of the proposed Letter of Credit shall be satisfactory to the Issuing Lender and any proposed issuer of the Letter of Credit and Agent; and

          (ii) As of the date of issuance, no order of any court, arbitrator or Public Authority shall purport by its terms to enjoin or restrain banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to banks generally and no request or directive (whether or not having the force of law) from any Public Authority with jurisdiction over banks generally shall prohibit, or request that the Issuing Lender or proposed issuer of the Letter of Credit and/or Lenders refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.

     (c)  Issuance of Letters of Credit.
          -----------------------------

          (i)   Request for Issuance.  A Borrower shall give the Agent (who
                --------------------
                shall promptly notify the applicable Issuing Lender of such request) three (3) Business Days' prior written notice of such Borrower's request for the issuance of a Letter of Credit. Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit requested, the effective date (which date shall be a Business Day) of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in partial draws, the date on which such requested Letter of Credit is to expire (which date shall be a Business Day), the purpose for which such Letter of Credit is to be issued, and the beneficiary of the requested Letter of Credit. Such Borrower shall attach to such notice the proposed form of the Letter of Credit that the Issuing Lender is requested to cause to be issued.

          (ii)  No Extensions or Amendment. The Issuing Lender shall not be
                --------------------------
                obligated to cause any Letter of Credit to be extended or amended or any Credit Support to be extended unless the requirements of this Section 2.3 are met as though a new Letter of Credit were being requested and issued.

          (iii) Notice by Agent.  Promptly after the issuance of any Letter of
                ---------------
                Credit, the Issuing Lender shall give each Canadian Lender or U.K. Lender, as the case may be, written notice, or telephone notice confirmed thereafter in writing, of the issuance of such Letter of Credit.

     (d)  Payments Pursuant to Letters of Credit.
          --------------------------------------

          (i)  Payment of Letter of Credit Obligations. The Canadian Borrower
               ---------------------------------------
               agrees to reimburse the issuer of a Letter of Credit under the Canadian Revolving Credit Facility and the U.K. Borrower agrees to reimburse the issuer of a Letter of Credit under the U.K. Revolving Credit Facility for any draw under any such Letter of Credit immediately upon demand, and to pay the issuer the amount of all other obligations and other amounts payable to such issuer under or in connection with any such Letter of Credit immediately when due, irrespective of any claim, setoff, defence or other right which such Borrower may have at any time against Issuing Lender and/or any other issuer and/or Lenders or any other Person.

          (ii) Revolving Loans to Satisfy Reimbursement Obligations. In the
               ----------------------------------------------------
               event that the issuer of any Letter of Credit honours a draw under such Letter of Credit and the applicable Borrower shall not have repaid such amount to the issuer pursuant to Section 2.3(d)(i), the Issuing Lender shall, upon receiving notice of such failure, notify the Agent and each Canadian Lender or U.K. Lender, as the case may be, of such failure, and each Canadian Lender or U.K. Lender, as the case may be, shall unconditionally pay to the Issuing Lender (or its or any other issuer's account), as and when provided hereinbelow, an amount equal to such Lender's Participation in the amount of such payment in same day funds. If the Issuing Lender so notifies the Lenders prior to 10:00 a.m. (Local time) on any Business Day, each Lender shall make available to the Issuing Lender the amount of such payment, as provided in the immediately preceding sentence, by 11:00 a.m. (Local time) on such Business Day and otherwise by 10:00 a.m. (Local time) on the next following Business Day. Such amounts paid by the Lenders to the Issuing Lender shall constitute Canadian Revolving Loans or U.K. Revolving Loans, as the case may be, which shall be deemed to have been requested by the applicable Borrower pursuant to
               Section 2.2.

     (e)  Participations.
          ---------------

          (i)  Purchase of Participations. Immediately upon issuance of any
               --------------------------
               Letter of Credit in accordance with this Section, each Lender to the extent of its Participation in the Revolving Credit Facility pursuant to which such Letter of Credit has been issued shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation in such Letter of Credit or the Credit Support, equal to such Lender's Participation in the face amount of such Letter of Credit (including, without limitation, all obligations of the applicable Borrower with respect thereto, and any security therefor or guaranty pertaining thereto).

          (ii) Sharing of Reimbursement Obligation Payments. Whenever the
               --------------------------------------------
               Issuing Lender receives a payment on account of reimbursement obligations in respect of a Letter of Credit as to which the Issuing Lender has previously received payment from a Lender pursuant to Section 2.3(d), the Issuing Lender shall promptly pay to such Lender such Lender's Participation of such payment from the applicable Borrower. Each such payment shall be made to such Lender by the Issuing Lender on the Business Day on which the Issuing Lender receives immediately available funds, if received prior to 10:00 a.m. (Local time) on such Business Day, and otherwise on the next succeeding Business Day. If any such amount is not so made available to such Lender by the Issuing Lender, such Lender shall be entitled to recover such amount on demand from the Issuing Lender together with interest thereon at the interest rate then applicable to Prime Rate Loans or U.K. Revolving Loans, as the case may be.

        (iii)  Documentation. Upon the request of any Lender, the Issuing Lender
               -------------
               shall furnish to such Lender copies of any Letter of Credit executed in connection therewith, any application for any Letter of Credit or Credit Support and such other documentation as may reasonably be requested by such Lender.

        (iv)   Obligations Irrevocable.  The obligations of each Lender to make
               -----------------------
               payments to the Issuing Lender with respect to any Letter of Credit or Credit Support provided through the Issuing Lender and the obligations of the applicable Borrower to make payments to the Agent, for the account of the applicable Lenders, shall be irrevocable, not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement including, without limitation, notwithstanding the existence of any of the following circumstances:

               (A) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

               (B) the existence of any claim, set-off, defence or other right which the applicable Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the Security Trustee, the Issuing Lender or any other issuer of a Letter of Credit or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between either Borrower or any other Person and the beneficiary named in any Letter of Credit);

               (C) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, provided,
                                                                       --------
                    however, that nothing herein will release any Lender from
                    -------
                    the direct consequences of its own gross negligence or wilful misconduct;

               (D) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

               (E)  the occurrence of any Event or Event of Default.

     (f) Recovery or Avoidance of Payments. In the event any payment by or on
         ---------------------------------
behalf of either Borrower received by the Issuing Lender with respect to a Letter of Credit or any Credit Support provided for any Letter of Credit (or any guaranty by such Borrower or reimbursement obligation of such Borrower relating thereto) and distributed to the Lenders on account of their respective Participations therein, is thereafter set aside, avoided or recovered from the Issuing Lender in connection with any receivership, liquidation or bankruptcy proceeding, the Lenders shall, upon demand by the Issuing Lender, pay to the Issuing Lender their respective Participation in such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the Issuing Lender upon the amount required to be repaid by it.

     (g)  Compensation for Letters of Credit.
          ----------------------------------

          (i)  Letter of Credit Fee. Each Borrower agrees to pay to the Agent
               --------------------
               (for the account of the Lenders) with respect to each Letter of Credit issued or Credit Support at its request, a commission (the "L/C Fee") of one and one half percent (1 1/2%) per annum, on the
                -------
               outstanding principal amount of such Letter of Credit, provided,
                                                                      --------
               however, that if any Event of Default occurs, then, from and
               -------
               after the date of such Event of Default occurs until it is cured, or the Letter of Credit cancelled, as the case may be, the L/C Fee shall be the fee otherwise applicable plus two percent (2%) per annum. The L/C Fee will be payable monthly, in arrears, on the first day of each month commencing in the month following the Issue Date of the Letter of Credit.

          (ii) Issuer Fees and Charges. In addition to the L/C Fee referred to
               -----------------------
               above, each Borrower shall, in connection with any Letter of Credit issued at its request, pay to the issuer of any Letter of Credit (for its own account), such fees and other charges as are charged for letters of credit issued by it, including, without limitation, its standard fees for issuing, administering, amending, renewing, paying and cancelling letters of credit and all other fees associated with issuing or servicing letters of credit, as and when assessed.

     (h)  Indemnification; Exoneration; Power of Attorney
          -----------------------------------------------

          (i)  Indemnification. In addition to amounts payable as elsewhere
               ---------------
               provided in this Section 2.3, each Borrower hereby agrees to protect, indemnify, pay and save the Agent, its applicable Issuing Lender and each of its applicable Lenders harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which its applicable Issuing Lender and/or any of its applicable Lenders may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit or the provision of any Credit Support in connection therewith, provided, however, that
                                                       --------  -------
               nothing herein will protect and indemnify and save the applicable Issuing Lender and each of the applicable Lenders harmless from the direct consequences of their own gross negligence or wilful misconduct and, subject to the terms of any other Loan Documents (including any guarantees), the Canadian Borrower shall have no liability hereunder with respect to any Letter of Credit issued or Credit Support provided under the U.K. Revolving Credit Facility and the U.K. Borrower shall have no liability with respect to any Letter of Credit issued or Credit Support provided under the Canadian Revolving Credit Facility. The agreement shall survive payments of all Obligations and the termination of this Agreement.

         (ii)  Assumption of Risk by the Borrowers. As among the Borrowers, the
               -----------------------------------
               Issuing Lender, the Lenders and the Agent, the Borrowers assume all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, neither the Issuing Lender, nor the Agent, nor any of the Lenders shall be responsible (except as otherwise imposed by any agreement between the Agent and/or Lenders and a Borrower in relation to the specific Letter of Credit and except for the direct consequence of the Issuing Lender's or any Lender's gross negligence or wilful misconduct) for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which duly prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit;
               (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (H) any consequences arising from causes beyond the control of the Agent, the Issuing Lender and/or Lenders, including, without limitation, any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Public Authority. None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of the Agent, Issuing Lender and/or Lenders under this Section 2.3.

              (iii) Exoneration. In furtherance and extension, and not in
                    -----------
                    limitation, of the specific provisions set forth above, any action taken or omitted by the Agent, Issuing Lender and/or Lenders under or in connection with any of the Letters of Credit or any related certificates, if taken or omitted in the absence of gross negligence or wilful misconduct, shall not put the Agent, Issuing Lender and/or Lenders under any resulting liability to either Borrower or relieve the Borrowers of any of its obligations hereunder to any such Person.

              (iv)  Power of Attorney. In connection with all Inventory financed
                    -----------------
                    by Letters of Credit or paid for and in transit, each Borrower hereby appoints the Agent, or the Agent's designee, as its attorney, with full power and authority: (A) to sign and/or endorse such Borrower's name upon any warehouse or other receipts; (B) to sign such Borrower's name on bills of lading and other negotiable and non-negotiable documents;
                    (C) to clear Inventory through customs in the Agent's or such Borrower's name, and to sign and deliver to customs officials powers of attorney in such Borrower's name for such purpose; (D) to complete in such Borrower's or the Agent's name, any order, sale, or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof; and (E) to do such other acts and things as are necessary in order to enable the Agent to obtain possession of the Inventory or to obtain payment of the Obligations. Neither the Agent and/or Lenders nor its designee, as such Borrower's attorney, will be liable for any acts or omissions, nor for any error of judgement or mistake of fact or law except for the direct consequence of the Agent's or any Lender's gross negligence or wilful misconduct. This power, being coupled with an interest, is irrevocable until all Obligations have been paid and satisfied.

              (v)   Account Party. Each Borrower hereby authorizes and directs
                    -------------
                    the Issuing Lender to name the applicable Borrower as the "Account Party" therein and, upon Agent's request, to deliver to the Agent all instruments, documents and other writings and property received by the Issuing Lender pursuant to the Letter of Credit, and to accept and rely upon the Agent's instructions and agreements with respect to all matters arising in connection with the Letter of Credit or the application therefor.

              (vi)  Control of Inventory. In connection with all Inventory
                    --------------------
                    financed by Letters of Credit or paid for and in transit, the applicable Borrower will, at the Agent's request, instruct all suppliers, carriers, forwarders, warehouses or others receiving or holding cash, checks, Inventory, documents or instruments in which the Agent, the Security Trustee and/or Lenders hold a Security Interest to deliver them to the Agent or, in the case of the U.K. Borrower, the Security Trustee and/or subject to the Agent's or, in the case of the U.K. Borrower, the Security Trustee's order, and if they shall come into such Borrower's possession, to deliver them, upon request, to the Agent in their original form. Such Borrower shall also designate the Agent or such Person as the Agent may designate as the consignee on all bills of lading and other negotiable and non-negotiable documents.

     (i) Supporting Letter of Credit: Cash Collateral.  If, notwithstanding the
         --------------------------------------------
provisions of this Section 2.3, and without limitation to any of the Agent's, Issuing Lender's and/or Lenders' rights under Section 11.2, any Letter of Credit is outstanding upon the termination of this Agreement, then upon such termination the applicable Borrower at whose request the Letter of Credit was issued shall deposit with the Agent, at the Agent's discretion, with respect to each Letter of Credit then outstanding, either (A) a standby letter of credit (a "Supporting Letter of Credit") in form and substance satisfactory to the Agent,
 ---------------------------
issued by an issuer satisfactory to the Agent in an amount equal to the greatest amount for which such Letter of Credit may be drawn (plus fees, commissions and expenses which may be or become payable thereunder), under which Supporting Letter of Credit the Agent is entitled to draw amounts necessary to reimburse the Agent, the Security Trustee, Issuing Lender and/or Lenders for payments made by the Agent, Issuing Lender and/or Lenders under such Letter of Credit or under any Credit Support provided through the Agent, Issuing Lender and/or Lenders with respect thereto, or (B) cash in amounts necessary to reimburse the Agent, Issuing Lender and/or Lenders for payments made by the Agent, Issuing Lender and/or Lenders under such Letter of Credit or under any Credit Support provided through the Agent, Issuing Lender and/or Lenders (plus fees, commissions and expenses which may be or become payable thereunder). Such Supporting Letter of Credit or deposit of cash shall be held by the Agent, as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit remaining outstanding.

     2.4  F/X Transactions. (a)  Subject to the limits of the Canadian
          ----------------
Availability and the other terms and conditions of this Agreement, and payment of BACAN's fees for such transactions, BACAN shall subject to the Canadian Borrower's execution and delivery of such documents as BACAN may require (including, as applicable, any F/X Agreements) upon the Canadian Borrower's request from time to time, enter into F/X Transactions with the Canadian Borrower for amounts of currency not exceeding in the aggregate (A) $7,500,000 or the Equivalent Amount thereof in Cdn.$ or (B) a $750,000 settlement and revaluation limit (as determined by the Agent), with settlement to occur not later than (i) one year from the date of entering into the transaction or (ii) the Maturity Date (or, after any renewal of this Agreement, the expiry date of any Renewal Term. The Canadian Borrower shall be required to pay to BACAN sufficient cash to settle each F/X Transaction on or before the settlement date of each F/X Transaction; all amounts which may be due and payable by the Canadian Borrower to BACAN (and not settled as aforesaid) under or in connection with any F/X Transaction or the F/X Agreement shall be deemed to constitute Prime Rate Loans and the provisions of Sections 2.3(d), with respect to each Lender's obligation to fund its Participation in such Loan and 2.3(e), with respect to each Lender's individual interest and participation in such F/X Transactions and the sharing of all reimbursement payments, shall apply thereto, mutatis mutandus.

     (b) Subject to the limits of the U.K. Availability and the other terms and conditions of this Agreement, and payment of BAUK's fees for such transactions, BAUK shall subject to the Canadian Borrower's execution and delivery of such documents as BAUK may require (including, as applicable, any F/X Agreements) upon the U.K. Borrower's request from time to time, enter into F/X Transactions with the U.K. Borrower for amounts of currency not exceeding in the aggregate
(A) $7,500,000 or the Equivalent Amount thereof in BPS or (B) a $750,000 settlement and revaluation limit (as determined by the Agent), with settlement to occur not later than (i) one year from the date of entering into the transaction or (ii) the Maturity Date (or, after any renewal of this Agreement, the expiry date of any Renewal Term. The U.K. Borrower shall be required to pay to BAUK sufficient cash to settle each F/X Transaction on or before the settlement date of each F/X Transaction; all amounts which may be due and payable by the U.K. Borrower to BAUK (and not settled as aforesaid) under or in connection with any F/X Transaction or the F/X Agreement shall be deemed to constitute LIBOR Loans and the provisions of Sections 2.3(d), with respect to each Lender's obligation to fund its Participation in such Loan and 2.3(e), with respect to each Lender's individual interest and participation in such F/X Transactions and the sharing of all reimbursement payments, shall apply thereto, mutatis mutandus.

     2.5  Deliberately Left Blank.
          -----------------------

     2.6  Conversion.  Subject to the provisions of this Agreement, the Canadian
          ----------
Borrower may convert:

          (a) all or any part of a Prime Rate Loan into a BA Equivalent Loan at any time;

          (b) a BA Equivalent Loan into a Prime Rate Loan on the last day of the Interest Period applicable to such Loan;

          (c) all or any part of a Base Rate Loan into a LIBOR Loan at any time; and

          (d) a LIBOR Loan into a Base Rate Loan on the last day of the Interest Period applicable to such Loan,

and the U.K. Borrower may convert:

          (e) all or any part of a U.K. Reference Rate Loan into a LIBOR Loan at any time; and

          (f) a LIBOR Loan into a U.K. Reference Rate Loan on the last day of the Interest Period applicable to such Loan,

in each case by giving to the Agent an irrevocable conversion notice no later than 10:00 a.m. (Local time) three (3) Business Days prior to the Conversion Date. No BA Equivalent Loan or LIBOR Loan may be converted into another type of Loan except upon the last day of the Interest Period applicable to such Loan.

     2.7  Rollover/Selection of Interest Periods.  At or before 10:00 a.m.
          --------------------------------------
(Local time) three (3) Business Days prior to the expiration of each BA Equivalent Interest Period or LIBOR Interest Period of each BA Equivalent Loan or LIBOR Loan, as the case may be, the Canadian Borrower shall, unless it has delivered a conversion notice pursuant to Section 2.6, deliver a written notice of its intention to rollover the BA Equivalent Loan or LIBOR Loan, as the case may be, to the Agent selecting the next Interest Period applicable to the Loan which new Interest Period shall commence on and include the last day of such prior Interest Period. If the Canadian Borrower fails to deliver a rollover notice to the Agent, a BA Equivalent Loan shall be deemed to have been converted into a Prime Rate Loan and a LIBOR Loan shall be deemed to have been converted into a Base Rate Loan. The Canadian Borrower may convert the Prime Rate Loan into a BA Equivalent Loan and the Base Rate Loan into a LIBOR Loan at any time thereafter in accordance with Section 2.6. If the U.K. Borrower fails to deliver a rollover notice to the Agent, a LIBOR Loan shall be deemed to have been converted into a U.K. Reference Rate Loan (subject to U.K. Borrower's right to convert such Loan into a LIBOR Loan at any time thereafter in accordance with
Section 2.6).

     2.8  BA Equivalent Loans.  BA Equivalent Loans may be drawn down by the
          -------------------
Canadian Borrower at any time and from time to time in a minimum principal amount and in increments of Cdn.$1,000,000 by irrevocable written notice of its intention to make a Drawdown given to the Agent not later than 10:00 a.m. (Local time) three (3) Business Days prior to the

Drawdown Date. Notwithstanding anything to the contrary herein, at no time shall the Canadian Borrower request or be permitted to have outstanding, more than five (5) BA Equivalent Loans.

     2.9  LIBOR Loans.  LIBOR Loans may be drawn down by the Canadian Borrower
          -----------
or U.K. Borrower at any time and from time to time in a minimum principal amount and increments of $1,000,000 and for terms of 30, 60, 90 or 180 days, by irrevocable written notice of its intentions to make a Drawdown given to the Agent by not later than 10:00 a.m. (Local time) three (3) Business Days prior to the Drawdown Date. Notwithstanding anything to the contrary herein, at no time shall the Canadian Borrower or U.K. Borrower, as the case may be, request or be permitted to have outstanding more than 5 LIBOR Loans.

3.   INTEREST AND OTHER CHARGES.
     --------------------------

     3.1  Interest.  The Canadian Borrower shall pay the Agent (for the account
          --------
of the Canadian Lenders) interest on the unpaid principal balance of the Loans at a fluctuating per annum rate equal to:

     (a) in the case of Prime Rate Loans, the Prime Rate in effect from time to time plus the Prime Rate Margin per annum;
               ----

     (b) in the case of Base Rate Loans, the Base Rate in effect from time to time plus the Base Rate Margin per annum (based on a year of 360
               ----
          days);

     (c)  in the case of BA Equivalent Loans, the BA Rate plus the BA Rate
                                                          ----
          Margin per annum (based on a year of 360 days); and

     (d) in the case of LIBOR Loans under the Canadian Revolving Credit Facility, the LIBOR Rate plus the LIBOR Rate Margin per annum (based
                                   ----
          on a year of 360 days).

The U.K. Borrower shall pay to the Agent (for the account of the U.K. Lenders) interest on the unpaid balance of LIBOR Loans under the U.K. Revolving Credit Facility at a per annum rate equal to the LIBOR Rate plus the LIBOR Rate Margin
                                                     ----
and interest on the unpaid balance of U.K. Reference Rate Loans at a per annum rate equal to the U.K. Reference Rate plus the U.K. Reference Rate Margin. Each
                                      ----
change in the Prime Rate or Base Rate shall be reflected in the foregoing interest rates as of the effective date of such change. Such interest will be payable in arrears to the Agent (for the benefit of the applicable Lenders) on each Interest Payment Date for such Loan, for the period from and including the Drawdown Date or the preceding Conversion Date, Rollover Date or Interest Payment Date of such Loan, as the case may be, for such Loan to but excluding such Interest Payment Date and shall be calculated on the principal amount of the Loan outstanding during such period and on the actual number of days elapsed.

The Applicable Margins may be adjusted downwards as follows:

          1. if based on the Parent and Borrowers' audited financial statements for the fiscal year ending June 30, 1998, the Canadian Borrower's EBITDA is not less than U.S.$23,000,000 and the U.K. Borrower's EBITDA is not less than negative U.S.$8,500,000 then the Applicable Margins shall be reduced by 0.25%, effective for all LIBOR Loans and BA Equivalent Loans advanced after the date which is the first Business Day of the month following the month during which such financial statements were delivered and for all other Loans outstanding on such first Business Day; and

          2. if based on the Parent and Borrowers' audited financial statements for the fiscal year ending June 30, 1999, the Canadian Borrower's EBITDA is not less than U.S.$25,000,000 and the U.K. Borrower's EBITDA is not less than negative U.S.$5,000,000 then the Applicable Margins shall be reduced by 0.25%, effective for all LIBOR Loans and BA Equivalent Loans advanced after the date which is the first Business Day of the month following the month during which of such financial statements were delivered and for all other Loans outstanding on such first Business Day, provided that the maximum aggregate reduction to the Applicable Margins in effect on the Closing Date shall be one-half of one percent (.50%). The entitlement of the Borrowers to the Applicable Margin reductions described above shall only be available if, at the date of determination, no Event or Event of Default has occurred and is continuing. If at any time an Event or Event of Default occurs, the Applicable Margins will immediately and without any notice or observance of any other formality revert back to the Applicable Margins in effect on the Closing Date (subject to any applicable default rates of interest provided for herein); provided this shall not impair the Borrowers' ability to earn further reductions as set out above.

     3.2  Default Rate.  If any Event of Default occurs, then, from the date
          ------------
such Event of Default occurs until it is cured, or until all of its Obligations are paid and performed in full, as the case may be, each Borrower will pay interest on the unpaid principal balances of its Loans at a per annum rate two percent (2%) greater than the rates of interest otherwise specified herein and applicable thereto.

     3.3  Unused Line Fee.  (a) For every month during the term of this
          ---------------
Agreement, the Canadian Borrower shall pay the Agent (for the benefit of the Canadian Lenders) a fee (the "Canadian Unused Line Fee") in an amount equal to
                              -------- ---------------
the sum of (A) three eighths of one percent (0.375%) per annum multiplied by the amount of the Tax Reserve plus (B) one half of one percent (0.50%) per annum,
                          ----
multiplied by the amount by which (x) the Maximum Canadian
-------------

Revolving Credit Line exceeds (y) the sum of (i) the average closing daily unpaid balance of the Canadian Revolving Loans during such month, (ii) the Canadian L/C Reserve, (iii) the F/X Reserve, and (iv) the Tax Reserve. Such a fee shall be payable to the Agent (for the account of the Canadian Lenders) on the first day of each month with respect to the prior month.

     (b) For every month during the term of this Agreement, the U.K. Borrower shall pay the Agent (for the benefit of the U.K. Lenders) a fee (the "U.K.
                                                                      ----
Unused Line Fee") in an amount equal to the sum of (A) three eighths of one
---------------
percent (0.375%) per annum multiplied by U.S.$2,500,000 plus (B) one half of one
                                                        ----
percent (0.50%) per annum, multiplied by the amount by which (x) the Maximum
                           -------------
U.K. Revolving Credit Line exceeds (y) the sum of (i) the average closing daily unpaid balance of the U.K. Revolving Loans during such month, (ii) the U.K. L/C Reserve, (iii) the F/X Reserve, and (iv) U.S.$2,500,000. Such a fee shall be payable to the Agent (for the account of the U.K. Lenders) on the first day of each month with respect to the prior month..

     3.4  Maximum Interest Rate.  In no event shall the interest rate and other
          ---------------------
charges hereunder exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that a court determines that the Agent and/or Lenders have received interest and other charges hereunder in excess of the highest rate applicable hereto, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations, other than interest, in the inverse order of maturity, and the provisions hereof shall be deemed amended to provide for the highest permissible rate. If there are no Obligations outstanding, the applicable Lenders shall refund to the applicable Borrower such excess.

     3.5  Closing Fee.  (a) The Canadian Borrower will pay the Agent (for the
          -----------
account of the Canadian Lenders) on the Closing Date a closing fee in the amount of $187,500 (the "Canadian Closing Fee"). The Agent, the Canadian Lenders and
                  --------------------
the Canadian Borrower agree that the Canadian Closing Fee shall be financed by the Canadian Lenders as a Canadian Revolving Loan.

     (b) The U.K. Borrower will pay the Agent (for the account of the U.K. Lenders) on the Closing Date a closing fee in the amount of $93,750 (the

"Closing Fee").  The Agent, the U.K. Lenders and the U.K. Borrower agree that
------------
the Closing Fee shall be financed by the U.K. Lenders as a U.K. Revolving Loan.

     3.6  Collateral Management Fee.  The Canadian Borrower shall pay the Agent
          -------------------------
(for its sole account) a quarterly fee (the "Collateral Management Fee"), on the Closing Date (pro rata to the end of 1997 and for the first quarter of 1998) and on the first day of each calendar quarter commencing April 1, 1998 and thereafter prior to the termination of this Agreement, in the amount of $10,000 for each quarter or (except in regard to the partial quarter in 1997) portion thereof.

     3.7  Collection Day.  Each of the Borrowers agrees that, if at any time
          --------------
Canadian Revolving Loans or U.K. Revolving Loans, as the case may be, are outstanding and, in the case of the Canadian Revolving Credit Facility, the Agent is in accordance with the second paragraph of Section 6.10 entitled to exercise exclusive control over the funds in the Canadian Borrower's accounts pursuant to Section 6.10, the Agent (for its own benefit) shall be entitled to a fee, payable monthly in arrears, equivalent to one (1) day's interest, in the case of the U.K. Borrower, at the U.K. Reference Rate plus the U.K. Reference Rate Margin, and in the case of the Canadian Borrower, at the Prime Rate plus the Prime Rate Margin, on the collections for each applicable Borrower for the previous month. The foregoing fee of the U.K. Borrower will be waived for subsequent months if the U.K. Borrower earns a positive net profit after tax for any fiscal year effective upon receipt of audited financials confirming such positive profit, provided that the fee shall be reinstated for subsequent months immediately if the U.K. Borrower incurs a negative net profit after tax in any subsequent fiscal quarter.

4.   PAYMENTS AND PREPAYMENTS.
     ------------------------

     4.1  Loans.  (a) The Canadian Borrower shall repay the outstanding
          -----
principal balance of the Canadian Revolving Loans, plus all accrued but unpaid interest thereon, upon the termination of this Agreement for any reason. In addition, and without limiting the generality of the foregoing, the Canadian Borrower shall pay to the Agent (for the account of the Canadian Lenders) on demand, the amount by which the unpaid principal balance of the Canadian Revolving Loans plus the Canadian L/C Reserve plus the Canadian F/X Reserve at
                ----
any time exceeds the Canadian Borrowing Base at such time.

     (b) The U.K. Borrower shall repay the outstanding principal balance of the U.K. Revolving Loans, plus all accrued but unpaid interest thereon, upon the termination of this Agreement for any reason. In addition, and without limiting the generality of the foregoing, the U.K. Borrower shall pay to the Agent (for the account of the U.K. Lenders) on demand, the amount by which the unpaid principal balance of the U.K. Revolving Loans plus the U.K. L/C Reserve plus
                                              ----
the U.K. F/X Reserve at any time exceeds the U.K. Borrowing Base at such time.

     4.2  Place and Form of Payments; Extension of Time.  All payments of
          ---------------------------------------------
principal, interest, premium and other sums due to the Agent and/or Lenders shall be made at the Agent's address set forth in or specified pursuant to
Section 16.21. Except for Proceeds received directly by the Agent, all such payments shall be made in immediately available funds. If any payment of principal, interest, premium or other sum to be made hereunder becomes due and payable on a day other than a Business Day, the due date of such payment shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable interest rate during such extension.

     4.3  Apportionment, Application and Reversal of Payments. (a) Aggregate
          ---------------------------------------------------
principal and interest payments from the Canadian Borrower shall be apportioned ratably among the Canadian Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Canadian Lender but subject to Section 2.2(j) hereof with regard to Settlement of Settlement Loans, Agent Advances and all other Canadian Revolving Loans), and payments of the fees shall, as applicable, be apportioned ratably among the Canadian Lenders in accordance with their Participations in the Canadian Revolving Credit Facility Agreement. All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts of the Canadian Borrower other Canadian Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees (including,
                                             -----
without limitation, the Collateral Management Fee and any audit fees), expenses, reimbursements or indemnities then due to the Agent from the Canadian Borrower;

second, to pay any fees, expense reimbursements or indemnities then due to the
------
Canadian Lenders from the Canadian Borrower; third, to pay interest due in
                                             -----
respect of the Settlement Loans and Agent Advances under the Canadian Revolving Credit Facility; fourth, to pay or prepay principal of the Settlement Loans and
                 ------
Agent Advances under the Canadian Revolving Credit Facility; fifth, to pay
                                                             -----
interest due in respect of all Canadian Revolving Loans (other than the Settlement Loans and Agent Advances), and unpaid reimbursement obligations in respect of Letters of Credit and F/X Transactions under the Canadian Revolving Credit Facility; sixth, to pay or prepay principal of the Canadian Revolving
                 -----
Loans (other than the Settlement Loans and Agent Advances) and to pay, prepay or provide cash collateral in respect of outstanding Letters of Credit under the Canadian Revolving Credit Facility, or any unpaid reimbursement obligations in respect thereof, as applicable; and seventh, to the payment of any other
                                    -------
Obligation due to the Agent or any Canadian Lender by the Canadian Borrower. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Canadian Borrower, or unless an Event of Default is outstanding, neither the Agent nor any Canadian Lender shall apply any payment it receives to any BA Equivalent Loan or LIBOR Loan except (a) on the expiration date of the Interest Period applicable to any such Loan, or (b) in the event, and only to the extent, that there are no outstanding Prime Rate Loans or Base Rate Loans. The Agent shall promptly distribute to each Canadian Lender, pursuant to the applicable wire transfer instructions provided in writing to the Agent, or pursuant to such other instructions such funds as it may be entitled to receive. The Agent and the Canadian Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations under or in connection with the Canadian Revolving Credit Facility.

     (b) Aggregate principal and interest payments by the U.K. Borrower shall be apportioned ratably among the U.K. Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each U.K. Lender but subject to Section 2.2(j) hereof with regard to Settlement of Settlement Loans, Agent Advances and all other U.K. Revolving Loans), and payments of the fees shall, as applicable, be apportioned ratably among the U.K. Lenders in accordance with their Participations in the U.K. Revolving Credit Facility. All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts of the U.K. Borrower or other U.K. Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees (including, without limitation, audit
           -----
fees), expenses, reimbursements or indemnities then due to the Agent or the Security Trustee from the U.K. Borrower; second, to pay any fees, expense
                                         ------
reimbursements or indemnities then due to the U.K. Lenders from the U.K. Borrower; third, to pay interest due in respect of the Settlement Loans and
          -----
Agent Advances under the U.K. Revolving Credit Facility; fourth, to pay or
                                                         ------
prepay principal of the Settlement Loans and Agent Advances under the U.K. Revolving Credit Facility; fifth, to pay interest due in respect of all U.K.
                           -----
Revolving Loans (other than the Settlement Loans and Agent Advances), and unpaid reimbursement obligations in respect of Letters of Credit and F/X Transactions under the U.K. Revolving Credit Facility; sixth, to pay or prepay principal of
                                          -----
the U.K. Revolving Loans (other than the Settlement Loans and Agent Advances) and to pay, prepay or provide cash collateral in respect of outstanding Letters of Credit under the U.K. Revolving Credit Facility, or any unpaid reimbursement obligations in respect thereof, as applicable; and seventh, to the payment of
                                                   -------
any other Obligation due to the Agent or any U.K. Lender by the U.K. Borrower. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the U.K. Borrower, or unless an Event of Default is outstanding, neither the Agent nor any U.K. Lender shall apply any payment it receives to any LIBOR Loan except (a) on the expiration date of the Interest Period applicable to any such Loan, or (b) in the event, and only to the extent, that there are no outstanding U.K. Reference Rate Loans. The Agent shall promptly distribute to each U.K. Lender, pursuant to the applicable wire transfer instructions provided in writing to the Agent, or pursuant to such other instructions such funds as it may be entitled to receive. The Agent and the U.K. Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations under or in connection with the U.K. Revolving Credit Facility

     4.4  Indemnity for Returned Payments.  If after receipt of any payment of
          -------------------------------
or Proceeds applied to the payment of all or any part of the Obligations, the Agent and/or any Lender is for any reason compelled to surrender such payment or Proceeds to any Person, because such payment or Proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason, then: the Obligations or part thereof intended to be satisfied shall be revived and continue and this Agreement shall continue in full force as if such payment or Proceeds had not been received by the Agent and/or Lenders; and the applicable Borrower shall be liable to pay to the Agent (for the account of the applicable Lenders) and hereby does indemnify the Agent and applicable Lenders and hold the Agent and applicable Lenders harmless for, the amount of such payment or Proceeds surrendered. The provisions of this Section 4.4 shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent and/or Lenders in reliance upon such payment or Proceeds, and any such contrary action so taken shall be without prejudice to the Agent and/or Lenders rights under this Agreement and shall be deemed to have been conditioned upon such payment or Proceeds having become final and irrevocable. The provisions of this Section 4.4 shall survive the termination of this Agreement.

     4.5  Funding Losses.  Without limitation to Section 16.9, the Canadian
          --------------
Borrower shall reimburse each Canadian Lender and hold each Canadian Lender harmless, and the U.K. Borrower shall reimburse each U.K. Lender and hold each U.K. Lender harmless from, any loss or expense which such Lender may sustain or incur as a consequence of:

          (i) the failure of such Borrower to make on a timely basis any payment of principal of any LIBOR Loan or BA Equivalent Loan;

          (ii) the failure of such Borrower to borrow, continue or convert a LIBOR Loan or BA Equivalent Loan after the Borrower has given (or is deemed to have given) a Notice of Borrowing or a notice of conversion or continuation; and

          (iii) the prepayment or other payment (including after acceleration thereof) of any LIBOR Loan or BA Equivalent Loan on a day that is not the last day of the relevant Interest Period,

including any such loss or expense arising from the liquidation or re-employment of funds obtained by it to maintain its LIBOR Loans or BA Equivalent Loans or from fees payable to terminate the deposits from which such funds were obtained.

     4.6  Currency.  All Obligations shall be payable to the Agent in the
          --------
currency in which they are denominated.

     4.7  Payments as Revolving Loans.  All payments of principal, interest,
          ---------------------------
reimbursement obligations in connection with Letters of Credit or F/X Transactions, fees, premiums and other sums payable hereunder, including all reimbursement for expenses pursuant to Section 16.9, may, at the option of the Agent, in its sole discretion, subject only to the terms of this Section 4.7, be paid from the proceeds of, or charged to the applicable Borrower's account as, Revolving Loans made hereunder under the Canadian Revolving Credit Facility or U.K. Revolving Credit Facility, as the case may be, whether made following a request by the applicable Borrower pursuant to Section 2.2 or a deemed request as provided in this Section 4.7. Each Borrower hereby irrevocably authorizes the applicable Lenders to make Revolving Loans (including Settlement Loans by BACAN or BAUK, as the case may be, or Agent Advances by the Agent), upon notice from the Agent as described in the next succeeding sentence, for the purpose of paying principal, interest, reimbursement obligations in connection with Letters of Credit and/or F/X Transactions, fees, premiums and other sums payable hereunder, including reimbursing expenses pursuant to Section 16.9, and agrees that all such Revolving Loans so made shall be deemed to have been requested by it pursuant to Section 2.2, as of the date of the aforementioned notice. The Agent shall request Revolving Loans on behalf of the applicable Borrower as described in the immediately preceding sentence by notifying the applicable Lenders (or BACAN or BAUK, as the case may be, in the case of a Settlement Loan) and the applicable Borrower by telecopy, telephone or other similar form of transmission, of the amount and Drawdown Date of the requested Borrowing and that such Borrowing is being requested on the applicable Borrower's behalf pursuant to this Section 4.7. On the requested Drawdown Date, as applicable, the applicable Lenders will make the requested Revolving Loans in accordance with the procedures and subject to the conditions specified in Section 2.2.

     4.8  Excess Resulting from Exchange Rate Change.    If at any time
          -------------------------------------------
following one or more fluctuations in the exchange rate of any currency against the U.S. Dollar, the Obligations of the Canadian Borrower or the U.K. Borrower, as the case may be, in U.S. Dollars exceeds the limit of the U.K. Borrowing Base or Canadian Borrowing Base, as the case may be, or any other limitations hereunder, the Canadian Borrower or U.K. Borrower, as the case may be, shall immediately (i) make the necessary payments or repayments to reduce its Obligations to an amount equal to or less than the amount denominated in U.S. Dollars permitted to be outstanding or (ii) maintain or cause to be maintained with the Agent or the Security Trustee deposits in an amount equal to or greater than the amount by which its Obligations exceed the amount denominated in U.S. Dollars permitted to be outstanding, such deposits to be maintained in such form and upon such terms as are acceptable to the Agent. Without in any way limiting the foregoing provisions, the Agent shall, weekly or more frequently in the Agent's sole discretion, make the necessary exchange rate calculations to determine whether any such excess exists on such date.

     4.9  Taxes.  If either Borrower or the Parent shall be required by law to
          -----
deduct or withhold any taxes from or in respect of any sum payable hereunder to any Lender or the Agent then:

          (a) the applicable Borrower or Parent, as the case may be, shall make such deductions and withholdings;

          (b) the applicable Borrower or Parent, as the case may be, shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and
          (c) within 30 days after the date of any payment by either Borrower or the Parent of taxes the applicable Borrower or Parent, as the case may be, shall furnish the Lender on whose behalf the deduction or withholding was made the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Lender.

Each Lender represents to the Agent and other Lenders that no withholdings or deductions are required in respect of any payments to it, save in the case of interest (or fees in the nature of interest) payable to BankBoston Retail Finance Inc.


5.   AGENT AND/OR LENDERS BOOKS AND RECORDS; MONTHLY STATEMENTS.  The Borrowers
     ----------------------------------------------------------
agree that the Register and each of the Agent's and Lenders' books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute prima facie proof thereof, irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. In the event of any discrepancy between the Agent's books and any Lender's books, the Agent's books shall constitute prima facie proof in regard to the discrepancy. The Agent will provide to the Borrowers (with a copy to the Parent) a monthly statement of Loans, payments and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate and binding on the Borrowers and as an account stated (except for reversals and reapplications of payments made as provided in Section 4.4 and corrections of errors discovered by the Agent and/or Lenders), unless the Canadian Borrower, in the case of the Canadian Revolving Credit Facility, or U.K. Borrower, in the case of the U.K. Revolving Credit Facility notifies the Agent in writing to the contrary within thirty (30) days after such statement is given to a Borrower.
In the event a timely written notice of objections is given by a Borrower, only the items to which exception is expressly made will be considered to be disputed by the Borrower.

6.   COLLATERAL.
     ----------

     6.1  Grant of Security Interest.    (a) Without limitation to any other
          --------------------------
provision hereof or the Loan Documents, as security for all Obligations of the Canadian Borrower, the Canadian Borrower shall, prior to or on the Closing Date, grant to the Agent (for itself and the other Canadian Lenders) and on the date of making each subsequent Loan or issuing any Letter of Credit or entering into any F/X Transaction on behalf of the Canadian Borrower, the Agent (for itself and the other Canadian Lenders) shall hold, a continuing first-ranking (subject only to Permitted Liens) and perfected and duly registered security interest in, lien on, hypothec of and assignment of all Property of the Canadian Borrower, now owned or hereafter acquired, tangible or intangible, real or personal, moveable or immoveable including without limitation: (i) all Receivables Collateral, Inventory, Equipment, Proprietary Rights Collateral and Proceeds of the Canadian Borrower, wherever located and whether now existing or hereafter arising or acquired; (ii) all moneys, securities and other property and the Proceeds thereof, now or hereafter held or received by, or in transit to, the Agent or any of its affiliates from or for the Canadian Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, including, without limitation, all of the Canadian Borrower's deposit accounts, credits, and balances with the Agent and/or any of the Canadian Lenders or any of its or their affiliates and all claims of the Canadian Borrower against the Agent and/or any of the Canadian Lenders or any of its or their affiliates at any time existing; (iii) all books, records and other Property relating to or referring to any of the foregoing, including, without limitation, all books, records, ledger cards, data processing records, computer software and other property and general intangibles at any time evidencing or relating to the Receivables Collateral, Inventory, Equipment, Proprietary Rights Collateral, Proceeds, and other property referred to above; (iv) all shares in the capital stock of any Subsidiary of the Canadian Borrower now owned or hereafter acquired by the Canadian Borrower and (v) all real property and leasehold interests of the Canadian Borrower (all of the foregoing, together with any other Property of the Canadian Borrower in which the Agent and/or any of the Canadian Lenders may at any time be granted a Lien, including as provided in paragraph (c) below, being herein collectively referred to as the "Canadian Collateral"). The Agent
                                              -------------------
and the Lenders shall have all of the rights of a secured party with respect to the Canadian Collateral under the PPSA, Civil Code of Quebec and the other laws
                                        ----------
of Ontario and Quebec and of any other applicable jurisdiction.

     (b) Without limitation to any other provision hereof or the Loan Documents, as security for all Obligations of the U.K. Borrower, the U.K. Borrower shall, prior to or on the Closing Date, grant to the Agent or Security Trustee (for the Agent and the other U.K. Lenders) and on the date of making each subsequent Loan or issuing any Letter of Credit or entering into any F/X Transaction on behalf of the U.K. Borrower, the Agent or Security Trustee (for the Agent and the other U.K. Lenders) shall hold, a continuing first-ranking (subject only to Permitted Liens) and perfected and duly registered security interest in, lien on, hypothec of and assignment of all Property of the U.K. Borrower, now owned or hereafter acquired, tangible or intangible, real or personal, moveable or immoveable including without limitation: (i) all Receivables Collateral, Inventory, Equipment, Proprietary Rights Collateral and Proceeds of the U.K. Borrower, wherever located and whether now existing or hereafter arising or acquired; (ii) all moneys, securities and other property and the Proceeds thereof, now or hereafter held or received by, or in transit to, the Agent or Security Trustee or any of its affiliates from or for the U.K. Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, including, without limitation, all of the U.K. Borrower's deposit accounts, credits, and balances with the Agent, Security Trustee and/or any of the U.K. Lenders or any of its or their affiliates and all claims of the U.K. Borrower against the Agent or Security Trustee and/or any of the U.K. Lenders or any of its or their affiliates at any time existing; (iii) all books, records and other Property relating to or referring to any of the foregoing, including, without limitation, all books, records, ledger cards, data processing records, computer software and other property and general intangibles at any time evidencing or relating to the Receivables Collateral, Inventory, Equipment, Proprietary Rights Collateral, Proceeds, and other property referred to above;
(iv) all shares in the capital stock of any Subsidiary of the U.K. Borrower now owned or hereafter acquired by the U.K. Borrower and (v) all real property and leasehold interests of the U.K. Borrower (all of the foregoing, together with any other Property of the U.K. Borrower in which the Agent, the Security Trustee and/or any of the U.K. Lenders may at any time be granted a Lien, including as provided in paragraph (c) below, being herein collectively referred to as the "U.K.
                                                                   ----
Collateral"). The Security Trustee (as security trustee on behalf of the Lenders
----------
in accordance with their specific interests as set out in the U.K. Documents) shall have all of the rights of a secured party with respect to the U.K. Collateral under applicable law.

     (c) As security for all Obligations, and all obligations and liabilities of the Parent, including pursuant to its guarantees as provided herein, on or prior to the Closing Date, and at the date of making each subsequent Loan or issuing any Letter of Credit or entering into any F/X Transaction on behalf of either Borrower, the Agent (for itself and the Lenders) shall hold a continuing first ranking (subject to Permitted Liens) and perfected security interest in, lien on, hypothec of and assignment of all property of the Parent, now owned or hereafter acquired, tangible or intangible, real or personal, moveable or immoveable, except any capital stock of any Subsidiaries (the foregoing, together with the Canadian Collateral and the U.K. Collateral, collectively, the "Collateral").

     (d) Subject to the terms of the other Loan Documents and any Liens created thereby and any guarantees provided for therein, all Obligations under or in connection with the Canadian Revolving Credit Facility shall constitute a single loan secured by the Collateral other than the U.K. Collateral and all Obligations under or in connection with the U.K. Revolving Credit Facility shall constitute a single loan secured by the Collateral other than the Canadian Collateral. The Agent may, in its sole discretion (subject only to its obligations, if any, to the Lenders as herein provided), exchange, waive or release any of the Collateral and, upon the occurrence of an Event of Default,
(i) apply Collateral and direct the order or manner of sale thereof as the Agent may determine, and (ii) settle, compromise, collect or otherwise liquidate any Collateral in any manner, subject to compulsory provisions of law, all without affecting the Obligations or the Agent's, Security Trustee's and/or Lenders' right to take any other action with respect to any other Collateral.

     6.2  Perfection and Protection of Security Interest.  Each Borrower and the
          ----------------------------------------------
Parent shall, at its own expense, perform, do, execute and deliver all steps, acts, things and documents as may be requested by the Agent at any time to register, file, signify, publish, perfect, maintain, protect and enforce the Security Interest including, without limitation: (a) executing, registering and recording of the Loan Documents and executing and filing financing or continuation statements or applications for registration, and amendments thereof, in form and substance satisfactory to the Agent; (b) if requested, delivering to the Agent the original certificates of title for motor vehicles with the Security Interest properly endorsed thereon if available; (c) delivering to the Agent the originals of all instruments, documents, chattel paper and all other Collateral of which the Agent determines it should have physical possession in order to perfect and protect the Security Interest therein, duly endorsed or assigned to the Agent without restriction; (d) delivering to the Agent warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued; (e) after an Event of Default, transferring Inventory to warehouses designated by the Agent; (f) placing notations on the Borrowers' and Parent's books of account to disclose the Security Interest; (g) executing and delivering to the Agent a hypothecation or security agreement relating to the Reversions in form and substance satisfactory to the Agent; (h) delivering to the Agent all letters of credit on which a Borrower is named beneficiary; and (i) taking such other steps as are deemed necessary by the Agent to maintain the Security Interest and the priority thereof. To the extent permitted by applicable law, the Agent may file, without the Borrowers' or any Parent's signature, one or more financing statements disclosing the Security Interest. Each of the Borrowers and the Parent agrees that a carbon, photographic, photostatic or other reproduction of any Loan Document or of a financing statement is sufficient as a financing statement. If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of either Borrower's agents or processors, then such Borrower shall notify the Agent thereof and shall notify such Person of the Security Interest in such Collateral and, upon the Agent's request, instruct such Person to hold all such Collateral for the Agent's account subject to the Agent's instructions. From time to time, each Borrower and the Parent shall, upon the Agent's request, execute and deliver confirmatory written instruments pledging or hypothecating to the Agent the Collateral, but either Borrower's or the Parent's failure to do so shall not affect or limit the Security Interest or the Agent's and/or Lenders' other rights in and to the Collateral. So long as this Agreement is in effect and until all Obligations have been fully satisfied, the Security Interest shall continue in full force and effect in all Collateral (whether or not deemed eligible for the purpose of calculating the Canadian Availability or U.K. Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation). For the purposes of this Section 6.2, "Agent" includes, in the case of the U.K. Borrower and the U.K. Revolving Credit Facility, a Security Trustee.

     6.3  Location of Collateral.  Each Borrower (as to itself only) represents
          ----------------------
and warrants to the Agent and each of the Lenders that as at the Closing Date:
EXHIBIT D hereto is a correct and complete list of each Borrower's and the Parent's chief executive office, the location of its books and records, the locations of the Collateral and, in the case of any Collateral not located at premises owned by a Borrower, the purpose for which the Collateral is at such location and the locations of all of its other places of business; and EXHIBIT D correctly identifies any of such facilities and locations that are not beneficially owned by and registered in the name of a Borrower or the Parent and sets forth the names of the owners and lessors or sub-lessors of, and, to the best of such Borrower's knowledge, the holders of any mortgages on, such facilities and locations. Each Borrower (as to itself only) and the Parent covenants and agrees that it will not (a) (save for additional retail outlets and provided that the Borrowers provide to the Agent an updated list of all such locations not less frequently than once each fiscal quarter) maintain any Collateral at any location other than those listed on EXHIBIT D, and it will not otherwise change or add to any of such locations, or (b) change the location of its head office and chief place of business unless it gives the Agent at least thirty (30) days' prior written notice thereof and executes, delivers, registers, signifies and publishes any and all financing statements and other documents that the Agent or, in the case of the U.K. Borrower, the Security Trustee reasonably requests in connection therewith.

     6.4  Title to, Liens on and Sale and Use of Collateral.  Each Borrower (as
          -------------------------------------------------
to itself only) and the Parent represents and warrants to the Agent and each of
the Lenders and agrees with the Agent and each of the Lenders that:   (a) all
Property, including the Collateral, is and will continue to be owned by the Borrowers and the Parent, free and clear of all Liens whatsoever, except for the Security Interest and other Permitted Liens; (b) the Security Interest will not be subject to any prior Lien except for Permitted Liens, if any; (c) the Borrowers and the Parent will use, store, and maintain its Property (including the Collateral) with all reasonable care and will use its Property (including the Collateral) for lawful purposes only; and (d) none of the Borrowers or the Parent will, without the Agent's prior written approval, sell or dispose of or permit the sale or disposition of any of its Property (including the Collateral), except for sales of Inventory in the ordinary course of business and dispositions of Property as expressly permitted under Sections 6.12 and 9.7. The inclusion of Proceeds in the Collateral shall not be deemed the Agent's and/or Lenders' consent to any sale or other disposition of its Property (including the Collateral) except as expressly permitted herein.

     6.5  Appraisals.  Twice each year and more frequently at the Agent's
          ----------
request whenever an Event of Default exists, each of the Borrowers (as to itself only) and the Parent shall, at its expense and upon the Agent's request, provide the Agent with appraisals or updates thereof of any or all of the Collateral from an appraiser, and prepared on a basis, satisfactory to the Agent.

     6.6  Access and Examination.  Each Borrower (as to itself only) and the
          ----------------------
Parent shall provide to the Agent and each of the Lenders access and the right at all reasonable times and upon not less than one (1) Business Day's notice (and at any time without the need for any prior notice when an Event of Default exists) to examine, audit, make extracts from and inspect the Borrowers' and Parent's, records, files, and books of account and the Borrowers' and Parent's Property and to discuss the Borrowers' and Parent's affairs with the Borrowers' and Parent's officers and management. The Lenders are permitted, at their own cost, to participate in the Agent's audits and appraisals. Each Borrower (as to itself only) and the Parent will deliver to the Agent any instrument necessary for the Agent to obtain records from any service bureau maintaining records for the applicable Borrower or Parent. The Agent may, at any time when an Event of Default exists, and at the Borrowers' expense, make copies of all of the Borrowers' and Parent's books and records, or require the Borrowers and/or the Parent to deliver such copies to the Agent. The Agent may, without expense to the Agent, use such of the Borrowers' and the Parent's personnel, supplies and premises as may be reasonably necessary for maintaining or enforcing the Security Interest.

     6.7  Insurance.  Each Borrower (but as to itself only) and Parent shall
          ---------
insure all its and their Property (including the Collateral) against loss or damage by fire with extended coverage, flood, theft, burglary, pilferage, loss in transit, and such other hazards as the Agent shall specify, in amounts, under policies and by insurers acceptable to the Agent. Each Borrower (but as to itself only) and Parent shall cause the Agent and, in the case of the U.K. Borrower, the Security Trustee (for the Agent and the other Lenders) to be named in each such policy as secured party or mortgagee and loss payee or additional insured, in a manner acceptable to the Agent and, in the case of the U.K. Borrower, the Security Trustee. Each policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than thirty (30) days prior written notice to the Agent and, in the case of the U.K. Borrower, the Security Trustee in the event of cancellation of the policy for any reason whatsoever and a clause or endorsement stating that the interest of the Agent and, in the case of the U.K. Borrower, the Security Trustee shall not be impaired or invalidated by any act or neglect of either Borrower or the Parent or the owner of any premises where Collateral is located nor by the occupation of such premises for purposes more hazardous than are permitted by such policy. Each Borrower (as to itself) covenants and agrees to deliver certificates of insurance for all of its policies of insurance, containing payee endorsements in compliance with the terms hereof and otherwise satisfactory to the Agent in its discretion, within 30 days after the Closing Date. All premiums for such insurance shall be paid by the applicable Borrower or Parent when due and certificates of insurance and, if requested, photocopies of the policies shall be delivered to the Agent and, in the case of the U.K. Borrower, the Security Trustee. If either Borrower or the Parent fails to procure such insurance or to pay the premiums therefor, when due, the Agent may (but shall not be required to) do so and charge the costs thereof to the applicable Borrower's loan account as a Revolving Loan (and the provisions of Section 2.2 shall apply). Each Borrower (but as to itself only) and the Parent shall promptly notify the Agent of any event resulting in loss, damage, or destruction to any of its or their Property having an aggregate value in excess of $250,000, whether or not covered by insurance. All insurance proceeds of Collateral shall be deposited in the Borrowers' accounts in reduction of the Obligations (in the case of the U.K. Borrower, the Obligations under or in connection with the U.K. Revolving Credit Facility only and in the case of the Canadian Borrower, the Obligations under or in connection with the Canadian Revolving Credit Facility), in accordance with
Section 4.3, or at the Agent's option (upon approval of the Instructing Group) may permit or may, in any case, require the applicable Borrower and/or any Parent to use such money, or any part thereof, to replace, repair, restore or rebuild the Collateral in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction.

     6.8  Collateral Reporting.  Each Borrower (but as to itself only) will
          --------------------
provide the Agent with the following documents at the following times in form satisfactory to the Agent:

     (a)   weekly, reports on the following:

           (i) sales, supported by a sales summary and the total page of the sales journal;

           (ii)   cash and collections, supported by a cash receipts journal;
                  and

           (iii) credit memos, supported by a credit memo register or the total page of the sales journal, as appropriate;

           (iv)   a borrowing base report in form satisfactory to the Agent;

     (b) monthly (by the fifteenth (15th) calendar day following the end of each fiscal month), the following:

           (i) aging of accounts receivable by customer, reconciled to the general ledger and listing ineligibles;

           (ii) cash reconciliation report of collections deposited to the cash applied to receivables;

           (iii) perpetual inventory reports at cost, by category and location, and reconciled to the general ledger, and listing ineligibles;

           (iv)   slow moving inventory reports;

           (v)    accounts payable agings by vendor with supporting schedules;
                  and

           (vi) GST, PST and other sales, excise and value-added tax summary reports (including copies of all GST filings and remittances in respect thereof).

     (c)   promptly upon written request of the Agent, the following:

           (i)    copies of invoices and credit memos and delivery evidences;

           (ii)   copies of customer and dealer lists;

           (iii) copies of purchase orders, invoices and delivery documents for Inventory and Equipment acquired by the applicable Borrower; and

           (iv) such other reports or more frequent reporting as Agent shall request from time to time; and

     (d) certificates of a senior officer of the applicable Borrower or the Parent certifying the accuracy and completeness of the foregoing.

If any of either Borrower's records or reports of Collateral are prepared by an accounting service or other agent, such Borrower hereby authorizes such Person to deliver such records, reports and related documents to the Agent. The Agent shall, promptly upon any request by a Lender, provide copies of any of the foregoing reports to such Lender. The Agent reserves the right to require more frequent reporting.

     6.9  Accounts.   (a) Each Borrower (but as to itself only) hereby
          --------
represents and warrants to the Agent and each of the Lenders and agrees with the Agent and each of the Lenders that: (i) each existing Account represents, and each future Account will represent, a bona fide sale or lease and delivery of goods by such Borrower or rendition of services by such Borrower in the ordinary course of such Borrower's business; (ii) each existing Account is, and each future Account will be, for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor or in the schedule thereof delivered to the Agent, without offset, deduction, defence, rebate, contra claim, set-off or counterclaim save as have been deducted for the purposes of calculating Eligible Accounts; (iii) no payment will be received with respect to any Account, and no credit, discount, or extension, or agreement therefor in excess of $50,000 will be granted on any Account, except as reported to the Agent in accordance with this Agreement; (iv) each copy of an invoice delivered to the Agent by such Borrower will be a genuine copy of the original invoice sent to the Account Debtor named therein; and (v) all goods described in each invoice will have been delivered to the Account Debtor and all services of such Borrower described in each invoice will have been performed.

     (b) Neither Borrower shall re-date any invoice or sale or make sales on extended dating beyond that customary in such Borrower's business or extend or modify any Account unless permitted by the Agent. If either Borrower obtains current actual knowledge of any matter affecting any material Account in any materially adverse manner, including information regarding the Account Debtor's creditworthiness, such Borrower will promptly so advise the Agent.

     (c) Neither Borrower shall accept any note or other instrument (except a cheque for the payment of money) with respect to any Account without the Agent's written consent. If either Borrower accepts any note or other instrument, except a cheque payable immediately, such note or instrument shall be considered as evidence of the Account and not payment thereof, and such Borrower will promptly upon request deliver such note or instrument to the Agent or BAUK appropriately endorsed. Regardless of the form of presentment, demand, notice of dishonour, protest and notice of protest with respect thereto, such Borrower will remain liable thereon until such note or instrument is paid in full.

     (d) Each Borrower (as to itself only) shall notify the Agent promptly of all disputes and claims in an amount in excess of $100,000 with Account Debtors and settle or adjust them at no expense to the Agent and/or Lenders, but no discount, credit or allowance shall be granted to any Account Debtor without the Agent's consent, except for discounts, credits and allowances made or given in the ordinary course of such Borrower's business when no Event of Default exists hereunder. Each Borrower (as to itself only) shall notify the Agent of each credit memoranda in excess of $25,000 as soon as issued and will provide to the Agent copies of such credit memoranda upon request by the Agent and a list of all credit memoranda on a weekly basis (with copies upon request by the Agent). The Agent may, at all times when an Event of Default exists hereunder, settle or adjust disputes and claims directly with customers or Account Debtors for amounts and upon terms which the Agent considers advisable and, in all cases, the Agent will credit such Borrower's loan account with only the amounts received by the Agent in payment of any Accounts.

     (e) If an Account Debtor returns any Inventory to either Borrower when no Event of Default exists, then such Borrower shall promptly determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the appropriate amount. Each Borrower (as to itself only) shall immediately report to the Agent any return involving an amount in excess of $100,000. In the event any Account Debtor returns Inventory to either Borrower when an Event of Default exists, such Borrower shall: (i) hold the returned Inventory in trust for the Agent or, in the case of the U.K. Borrower, the Security Trustee; (ii) segregate all returned Inventory from all of its other Property; (iii) dispose of the returned Inventory solely according to the Agent's or, in the case of the U.K. Borrower, the Security Trustee written instructions; and (iv) not issue any credits or allowances with respect thereto without the Agent's prior written consent. All returned Inventory shall remain subject to the Security Interest.

     6.10 Collection of Accounts; Payments. (a) (i) Each Borrower, jointly and
          --------------------------------
severally, agrees to establish, within 30 days after the Closing Date (or such later date as may from time to time be consented to by the Agent, the

"Deadline"), a system (the "Cash Dominion System") of depository accounts
 --------                   --------------------
(together with accounts opened from time to time pursuant to clause (ii) hereof "Payment Accounts") into which each such Borrower shall promptly deposit or
 ----------------
cause to be deposited all cash proceeds, store receipts, collections of Accounts and other moneys whatsoever (collectively, "Cash Proceeds") received by it or
                                            -------------
any other Person on its behalf. Each Borrower represents that on or prior to the Closing Date it has provided to the Agent a true and complete list of all depository accounts maintained by it with any banks or financial institutions as of the Closing Date into which Cash Proceeds are deposited. Each Borrower further agrees (I) to execute and deliver to the Agent with respect to each such Payment Account maintained by it on or prior to the Deadline, a blocked account agreement or lockbox agreement in form satisfactory to the Agent (collectively, the "Collection Account Agreements"), and (II) to use reasonable efforts, with
     -----------------------------
the co-operation of the Agent, to cause the banks ("Depository Banks") with
                                                    ----------------
which the Payment Accounts are maintained to execute and deliver to the Agent on or prior to the Deadline, a Collection Account Agreement. In the event that, notwithstanding the efforts of the Borrowers pursuant to the preceding sentence, a Depository Bank does not execute a Collection Account Agreement with respect to the relevant Payment Account on or prior to the Deadline, such Borrower shall cease to deposit Cash Proceeds in such Payment Account unless and until such Depository Bank executes a Collection Account Agreement. Each Borrower further agrees that all amounts received by it from any Person (whether as a dividend, loan or otherwise) shall be deposited directly into Payment Accounts.


          (ii) Each Borrower agrees that it shall not open a bank or similar account after the Closing Date into which Cash Proceeds are deposited unless the relevant Depository Bank and such Borrower shall have executed and delivered a Collection Account Agreement, with respect to such Payment Account .

          (iii) Notwithstanding the establishment of the Cash Dominion System, until the Agent or, as appropriate, Security Trustee, notifies either Borrower to the contrary, each Borrower shall make collection of its Accounts and other Collateral for the benefit of the Agent or, as appropriate Security Trustee, and whether or not an Event of Default has occurred, any Cash Proceeds (including, without limitation, in payment of any Account or in payment for any Inventory or otherwise) that are not received and deposited directly into a Payment Account, when collected by any Borrower, shall be promptly deposited by such Borrower in a Payment Account, in precisely the form received, except for its endorsement when required, and until so turned over, shall be deemed to be held in trust by such Borrower for and as the Agent's or, as appropriate, Security Trustee's property, and shall be held separately from such Borrower's other funds.

          (iv) Notwithstanding anything to the contrary herein, the terms of the Collection Account Agreements shall provide (I) in the case of the U.K. Borrower, that the Agent or Security Trustee has exclusive control over the Payment Accounts of the U.K. Borrower and all funds are to be wire transferred to the Agent or Security Trustee daily and (II) in the case of the Canadian Borrower, (A) upon the occurrence and during the continuance of any Event or Event of Default, the Agent has exclusive control over the Payment Accounts of the Canadian Borrower and all funds are to be wire transferred to the Agent daily and, (B) until the occurrence and during the continuance of any Event or Event of Default, the Borrower's authority with respect to funds in such Payment Accounts is limited to transferring such funds to the Agent.

          (v) The Agent or the Agent's designee or, in the case of the U.K. Borrower, the Security Trustee may, at any time after the occurrence of any Event of Default, publish notice of the Security Interest of the Agent or, in the case of the U.K. Borrower, the Security Trustee and/or Lenders, signify Accounts or otherwise notify obligors that the Accounts have been hypothecated or assigned to the Agent and/or Lenders or, in the case of the U.K. Borrower, the Security Trustee and of the Security Interest therein, and may collect them directly and charge the reasonable collection costs and expenses to the applicable Borrower's loan account as a Canadian Revolving Loan or U.K. Revolving Loan, as the case may be. At the Agent's or, in the case of the U.K. Borrower, the Security Trustee's request, each Borrower shall execute and deliver to the Agent or, in the case of the U.K. Borrower, the Security Trustee such documents as the Agent or, in the case of the U.K. Borrower, the Security Trustee shall require to grant the Agent or, in the case of the U.K. Borrower, the Security Trustee access to any post office box in which collections of Accounts are received.

          (vi) Without limiting the generality of the foregoing, if sales of Inventory are made for cash, each Borrower shall immediately deliver to the Agent or, in the case of the U.K. Borrower, the Security Trustee or the Payment Account (for the Agent and Lenders) the identical cheques, cash, or other forms of payment which such Borrower receives.

     (b) All Payments received by the Agent or, in the case of the U.K. Borrower, the Security Trustee on account of Accounts or as Proceeds of other Collateral will be the Agent's or, in the case of the U.K. Borrower, the Security Trustee's (for the Agent and the other applicable Lenders) sole property and will be credited promptly to the applicable Borrower's loan account (conditional upon final collection) upon receipt.

     6.11 Inventory.  Except for any Inventory which has been duly reported to
          ---------
the Agent as obsolete or otherwise ineligible, each Borrower (as to itself only) represents and warrants to the Agent and each of the Lenders and agrees with the Agent and each of the Lenders that all of the Inventory is and will be held for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of such Borrower's business, and is and will be fit for such purposes. Each Borrower (as to itself only) will keep the Inventory in good and marketable condition, at its own expense. Each Borrower (as to itself only) will maintain a perpetual inventory reporting system at all times. Each Borrower (as to itself only) will conduct physical cycle counts of the Inventory in January, May and September of each year and shall supply the Agent and each of the Lenders with a report setting forth in reasonable detail all variances and reporting the value of such Inventory (valued at the lower of cost, on average cost basis, or market value). Following the occurrence of any Event of Default, each Borrower (as to itself only) shall conduct and report on such additional physical Inventory counts as the Agent may request. Except for sales of an immaterial portion of its Inventory on such basis which have been expressly disclosed to the Agent in writing and is identified as such in the reports delivered pursuant to Section 6.8, neither Borrower will sell any of its Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis.

Except as has been expressly disclosed to the Agent prior to Closing Date or is hereafter disclosed in writing to the Agent and is identified as such in the reports delivered pursuant to Section 6.8, neither Borrower has any Inventory acquired on, or will in the future acquire any Inventory on, approval or on a conditional sale, title retention, consignment or similar basis.


     6.12 Equipment.  Each Borrower (as to itself only) represents and warrants
          ---------
to the Agent and each of the Lenders and agrees with the Agent and each of the Lenders that all of the Equipment is and will be used or held for use in such Borrower's business, is and will be fit for such purposes and will at all times be subject to a first-ranking, subject to Permitted Liens, duly registered and perfected Lien in favour of the Agent or, in the case of the U.K. Borrower, the Security Trustee. Each Borrower (as to itself only) shall keep and maintain the Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof.

          Each Borrower (as to itself only) shall promptly inform the Agent of any material additions to or deletions from the Equipment. Neither Borrower shall permit any Equipment to become a fixture to real property or an accession to other personal property, unless the Agent (for itself and the other applicable Lenders) or Security Trustee, as the case may be, has a valid perfected, registered and first priority Lien in such real or personal property. Neither Borrower will, without the Agent's prior written consent, alter or remove any identifying symbol or number on the Equipment. Neither Borrower shall sell, lease as a lessor, or otherwise dispose of any of the Equipment; provided, however, that Borrower may dispose of Equipment and real Property not required in such Borrower's business having a net book value no greater than $100,000 individually, and $500,000 in the aggregate in any Fiscal Year, without the Agent's consent, subject to the conditions set forth below. In the event any of the Equipment or real Property is sold, transferred or otherwise disposed of with the Agent's prior written consent or as otherwise permitted hereby and:
(a) such sale, transfer or disposition is effected without replacement of such Equipment or real Property, or such Equipment or real Property is replaced by Equipment or real Property leased by a Borrower, or by Equipment or real Property purchased by a Borrower subject to a lien or other right constituting a Permitted Lien, then such Borrower shall deliver all of the cash proceeds of any such sale, transfer or disposition to the Agent or, in the case of the U.K. Borrower, the Security Trustee pursuant to Section 6.10; or (b) such sale, transfer or disposition is made in connection with the purchase by a Borrower of replacement Equipment or real Property (other than subject to a Permitted Lien), then such Borrower shall use the proceeds of such sale, transfer or disposition to finance the purchase by such Borrower of replacement Equipment or other Property and shall deliver to the Agent written evidence of the use of the proceeds for such purpose. All replacement Equipment or other Property purchased by a Borrower shall be free and clear of all liens, claims and encumbrances, except for the Security Interest and other Permitted Liens.

     6.13 Assigned Contracts.  Each Borrower (as to itself only) shall fully
          ------------------
perform all of its obligations under each of the Assigned Contracts, and shall enforce all of its rights and remedies thereunder as it deems appropriate in its business judgment. Neither Borrower shall, without the Agent's prior written consent, modify, amend, supplement, compromise, satisfy, release, or discharge any of the Assigned Contracts except in the ordinary course of business and provided same will not give rise to any Material Adverse Effect, any collateral securing the same, any Person liable directly or indirectly with respect thereto, or any agreement relating to any of the Assigned Contracts or the collateral therefor. Each Borrower (as to itself only), shall notify the Agent in writing, promptly after it becomes aware thereof, of any event or fact which could give rise to a claim by it for indemnification under any of the Assigned Contracts, and shall diligently pursue such right and report to the Agent on all further developments with respect thereto. Each Borrower shall remit directly to the Agent, for application to the Obligations as provided in Section 4.3, all amounts received by such Borrower as indemnification or otherwise pursuant to the Assigned Contracts. If an Event of Default exists, then the Agent or, in the case of the U.K. Borrower, the Security Trustee may directly enforce such right in its own or such Borrower's name and may enter into such settlements or other agreements with respect thereto as the Agent determines. All amounts thereby recovered by the Agent or, in the case of the U.K. Borrower, the Security Trustee, after deducting the Agent's or, in the case of the U.K. Borrower, the Security Trustee's reasonable costs and expenses in connection therewith, shall be applied to the Obligations as provided in Section 4.3. In any suit, proceeding or action brought by the Agent or, in the case of the U.K. Borrower, the Security Trustee and/or Lenders under any Assigned Contract for any sum owing thereunder or to enforce any provision thereof, each Borrower (as to itself only) shall indemnify and hold the Agent, the Security Trustee and the Lenders harmless from and against all expense, loss or damage suffered by reason of any defence, setoff, counterclaim, recoupment, or reduction of liability whatsoever of the obligor thereunder arising out of a breach by such Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing from such Borrower to or in favour of such obligor or its successors. All such obligations of each Borrower, shall be and remain enforceable only against such Borrower, and shall not be enforceable against the Agent, the Security Trustee or any of the Lenders. Notwithstanding any provision hereof to the contrary, each Borrower shall at all times remain liable to observe and perform all of its duties and obligations under the Assigned Contracts, and the Agent's, Security Trustee's and/or Lenders' exercise of any of its rights with respect to the Collateral shall not release either Borrower from any of such duties and obligations. Neither the Agent nor the Security Trustee nor any of the Lenders shall be obligated to perform or fulfil any of either Borrower's duties or obligations under the Assigned Contracts or to make any payment thereunder, or to make any inquiry as to the nature or sufficiency of any payment or Property received by it thereunder or the sufficiency of performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance, any payment of any amounts, or any delivery of any Property.

     6.14 Documents, Instruments and Chattel Paper.  Each Borrower (as to itself
          ----------------------------------------
only) represents and warrants to the Agent and each of the Lenders and agrees with the Agent and each of the Lenders that: (a) all documents, instruments, and chattel paper describing, evidencing, or constituting Collateral, and (to the best of such Borrower's current actual knowledge in the case of the signatures of third parties) all signatures and endorsements thereon, are and will be complete, valid, and genuine; and (b) all goods evidenced by such documents, instruments, and chattel paper are and will be owned by such Borrower, free and clear of all Liens other than Permitted Liens. Each Borrower (as to itself only) warrants the quantities, sound condition, grades and qualities of the goods described in such documents, instruments and chattel paper.

     6.15 Right to Cure.  The Agent may, in its sole discretion and at any time
          -------------
upon two (2) Business Days' prior notice to the applicable Borrower, for such Borrower's account and expense (in which case the provisions of Section 2.2 shall apply thereto), pay any amount or do any act required of either Borrower hereunder or requested by the Agent or, in the case of the U.K. Borrower, the Security Trustee and/or Lenders to preserve, protect, maintain or enforce the Obligations, the Collateral or the Security Interest, and which such Borrower fails to pay or do, including, without limitation, payment of any judgment against such Borrower, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord's claim, and any other Lien upon or with respect to the Collateral. All payments that the Agent, the Security Trustee and/or Lenders make under this Section and all reasonable out-of-pocket costs and expenses that the Agent, the Security Trustee and/or Lenders pay or incur in connection with any action taken by it hereunder shall be charged to the applicable Borrower's loan account as a Revolving Loan (in which case the provisions of Section 2.2 shall apply thereto). Any payment made or other action taken by the Agent, the Security Trustee and/or Lenders under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

     6.16 Power of Attorney.  Immediately in the case of paragraphs (b) and (d)
          -----------------
and otherwise upon the occurrence of an Event of Default, each Borrower (as to itself only) hereby appoints the Agent and the Agent's designees (including the Security Trustee), without further action on the part of such Borrower, or the Agent and/or Lenders, as such Borrower's attorney, with full power of substitution, with power: (a) to endorse such Borrower's name on any cheques, notes, acceptances, money orders, or other forms of payment or security that come into the Agent's, the Security Trustee's and/or any Lenders' possession;
(b) to sign such Borrower's name on any invoice, bill of lading, or other document of title relating to any Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records, and on notices to Account Debtors; (c) to notify the post office authorities to change the address for delivery of such Borrower's mail to an address designated by the Agent or Security Trustee and to receive, open and dispose of all mail addressed to such Borrower; (d) to send in such Borrower's name requests for verification of Accounts to Account Debtors; and (e) to do all things necessary to carry out this Agreement. Each Borrower (as to itself only) ratifies and approves all acts of such attorney taken in good faith in accordance with the foregoing power. Neither the Agent nor the Security Trustee nor the attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law provided, however, that nothing herein shall relieve the Agent, the Security Trustee or attorney from the consequences of its own gross negligence or wilful misconduct. This power, being coupled with an interest, is irrevocable until this Agreement has been terminated and the Obligations have been fully satisfied.

     6.17 Agent's Rights, Duties and Liabilities.  Prior to the enforcement of
          --------------------------------------
the Agent's, the Security Trustee's and/or Lenders' security and thereafter subject only to mandatory duties on the Agent, the Security Trustee and/or Lenders at law which are not capable of being waived, each Borrower (as to itself only) assumes all responsibility and liability arising from or relating to the use, sale, or other disposition of the Collateral. Prior to the enforcement of the Agent's, the Security Trustee's and/or Lenders' security, and thereafter subject only to mandatory duties on the Agent, the Security Trustee and/or Lenders at law which are not capable of being waived, neither the Agent nor the Security Trustee nor any Lender nor any of its or their officers, directors, employees and agents shall be liable or responsible in any way for the safekeeping of any of the Collateral, or for any act or failure to act with respect to the Collateral, or for any loss or damage thereto, or for any diminution in the value thereof, or for any act of default or any warehouseman, carrier, forwarding agency or other person whomsoever, all of which shall be at the applicable Borrower's sole risk provided, however, that nothing herein shall
                                    --------  -------
relieve the Agent, the Security Trustee and/or any of the Lenders from liability for the direct consequences of its gross negligence or wilful misconduct. The Obligations shall not be affected by any failure of the Agent, the Security Trustee and/or Lenders to take any steps to perfect the Security Interest or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release either Borrower from any of the Obligations. After the occurrence of an Event of Default the Agent or, in the case of the U.K. Borrower, the Security Trustee may (but shall not be required to), without notice to or consent from either Borrower, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of either Borrower for the Obligations or under this Agreement or any other agreement now or hereafter existing between the Agent, the Security Trustee and/or any of the Lenders and either Borrower.

7.   BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES.
     -------------------------------------------------

     7.1  Books and Records.  Each Borrower (as to itself only) and the Parent
          -----------------
shall maintain at all times, correct and complete books, records and accounts in which complete, correct and timely entries are made of its transactions in accordance with GAAP consistent with those applied in the preparation of the Financial Statements. Each Borrower and the Parent shall, by means of appropriate entries, reflect in such accounts and in all Financial Statements adequate liabilities and reserves for all taxes and adequate provision for depreciation and amortization of Property and bad debts, all in accordance with GAAP. Each Borrower and the Parent shall maintain at all times books and records pertaining to the Collateral in such detail, form and scope as the Agent shall reasonably require, including, without limitation, records of: (a) all payments received and all credits and extensions granted with respect to the Accounts; (b) the return as being damaged or defective, rejection, repossession, stoppage in transit, loss, damage, or destruction of any Inventory; and (c) all other dealings affecting the Collateral.

     7.2  Financial Information.  Each Borrower and the Parent shall promptly
          ---------------------
furnish to the Agent or its agents all such financial information as the Agent shall reasonably request, and notify its auditors and accountants that the Agent is authorized to obtain such information directly from them. Without limiting the foregoing, each Borrower and the Parent will furnish to the Agent and to each of the Lenders, in such detail as the Agent shall request, the following:

     (a) As soon as available, but in any event not later than one hundred and five (105) days after the close of each Fiscal Year, audited consolidated and attached unaudited consolidating balance sheets and statements of operations, cash flows, and consolidated stockholders' equity for the Parent and its consolidated Subsidiaries and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous fiscal year, all in reasonable detail, fairly presenting the financial position and the results of operations of the Parent and its consolidated Subsidiaries as at the date thereof and for the fiscal year then ended, and prepared in accordance with GAAP. Such consolidated statements shall be examined in accordance with generally accepted auditing standards by and accompanied by a report thereon, unqualified as to scope, of independent public accountants selected by the Parent and satisfactory to the Agent.

     (b) As soon as available, but in any event not later than sixty (60) days after the close of each fiscal quarter except for the fourth fiscal quarter, consolidated and consolidating unaudited balance sheets of the Parent and its consolidated Subsidiaries at the end of such quarter, and consolidated and consolidating unaudited statements of operations, cash flows and consolidated stockholders' equity for the Parent and its consolidated Subsidiaries for such quarter and for the period from the beginning of the fiscal year to the end of such quarter and, regarding the statements of operations for such quarter, together with the accompanying analysis, all in reasonable detail, fairly presenting the financial position and results of operation of the

Parent and its consolidated Subsidiaries as at the date thereof, and for such quarter, prepared in accordance with GAAP consistent with the audited Financial Statements required pursuant to Section 7.2(a). Such statements shall be certified to be correct by the principal financial officer or principal accounting officer of the Parent, subject to normal year-end adjustments.

     (c) As soon as available, but in any event not later than thirty (30) days after the end of each month, consolidated and consolidating unaudited balance sheets of the Parent, and its consolidated Subsidiaries as at the end of such month, and unaudited statements of operations for the Parent and its consolidated Subsidiaries for such month and for the period from the beginning of the fiscal year to the end of such month, all in reasonable detail, fairly presenting the financial position and results of operation of the Parent and its consolidated Subsidiaries as at the date thereof and for such periods, and prepared in accordance with GAAP consistent with the audited Financial Statements required pursuant to Section 7.2(a). Such statements shall be certified to be correct by the principal financial officer or principal accounting officer of the Parent subject to normal year-end and quarterly adjustments.

     (d) With each of the annual audited and quarterly and monthly unaudited Financial Statements of the Parent and its consolidated Subsidiaries delivered pursuant to Sections 7.2(a), 7.2(b) and 7.2(c), a certificate substantially in the form of EXHIBIT G-4 of the principal financial or principal accounting officer of the Parent (i) in the case of the annual audited and the quarterly financial statements as at ends of fiscal quarters setting forth in reasonable detail the calculations required to establish that each of the Borrowers was in compliance with its covenants set forth in Sections 9.20 to 9.25 during the period covered in such Financial Statements and as at the end thereof, and (ii) stating that, except as explained in reasonable detail in such certificate, (A) all of the representations and warranties of the Borrowers and the Parent contained in this Agreement and the other Loan Documents are correct and complete as at the date of such certificate as if made at such time, (B) each of the Borrowers and the Parent is, at the date of such certificate, in compliance with all of its covenants and agreements in this Agreement and the other Loan Documents, and (C) no Event or Event of Default then exists or existed during the period covered by such Financial Statements. If such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that an Event or Event of Default existed or exists, such certificate shall set forth what action the Borrowers and the Parent have taken or proposes to take with respect thereto.

     (e) No sooner than ninety (90) days and no less than fifteen (15) days prior to the beginning of each Fiscal Year, consolidated and consolidating projected balance sheets, statements of operations and statements of cash flows for the Parent and its consolidated Subsidiaries, on an annual basis, and, as at the end of, and for each month of such Fiscal Year. The financial projections of the Borrowers for Fiscal Year ending in 1998 are attached hereto as EXHIBIT G-2.

     (f) Promptly after filing with the pension commission or administrator or other Public Authority, a copy of each annual report, or other filing or notice filed with respect to each Plan of either Borrower, the Parent or any Related Company.

     (g) Copies of all returns, proxy statements, financial statements and material reports and documents filed with any securities commission, stock exchange or similar Public Authority or which the Parent makes available to its stockholders.

     (h) Promptly after the receipt thereof, and contemporaneously with any filings by the Canadian Borrower, notice of any requirements to pay, assessments, requirements to provide security or other material notices or documents which reflect any additional claims directly related to, or adverse changes in, Revenue Canada's positions from those disclosed to the Agent prior to the Closing Date made to or received from Revenue Canada.

     (i) Such additional information as the Agent may from time to time reasonably request regarding the financial and business affairs of either Borrower, the Parent or any of its or their Subsidiaries.

     7.3  Notices to Agent.  Each Borrower (as to itself only) and the Parent
          ----------------
shall notify the Agent and each of the Lenders in writing, and provide to the Agent and each of the Lenders copies of any pertinent notices, correspondence or writings received or issued in respect thereof, and all particulars thereof reasonably requested by the Agent, of the following matters at the following times:

     (a) Promptly after becoming aware thereof, any Event or Event of Default.

     (b) Promptly after becoming aware thereof: the assertion by the holder of any capital stock or equity of such Borrower or the Parent or of any Debt that a default exists with respect thereto or that a Borrower or the Parent is not in compliance with the terms thereof; or the threat or commencement by such holder of any enforcement action because of such asserted default or non-compliance.

     (c) Promptly after becoming aware thereof, any pending or threatened action, suit, proceeding, or counterclaim by any Person, or any pending or threatened investigation by a Public Authority which may give rise to a Material Adverse Effect.

     (d) Promptly after becoming aware thereof, any other event or circumstance which may have or may have had a Material Adverse Effect.

     (e) Promptly after becoming aware thereof, any pending or threatened strike, work stoppage, material unfair labour practice claim, or other material labour dispute affecting either Borrower, the Parent or any of its or their Subsidiaries.

     (f) Promptly after becoming aware thereof, any violation or alleged violation of any law, statute, regulation, or ordinance of a Public Authority applicable to either Borrower, the Parent or any of its or their Subsidiaries, or its or their respective Properties which may give rise to a Material Adverse Effect.

     (g) Promptly after becoming aware thereof any violation or alleged violation by either Borrower, the Parent or any of its or their Subsidiaries of Environmental Laws which may have a Material Adverse Effect; or, promptly upon its receipt thereof, any Action Request, Violation Notice, and any other notice that either Borrower, the Parent or any of its or their Subsidiaries receives from a Public Authority asserting that a Borrower, the Parent or any of its or their Subsidiaries is or may not be in compliance with Environmental Laws or that its compliance is being investigated, in any case which may have a Material Adverse Effect; or, promptly upon becoming aware of same, any violation of any Environmental Law that either Borrower, the Parent or any of its or their Subsidiaries reports in writing or is required to report under any Environmental Law in writing (or for which any written report supplemental to any oral report is made) to any federal, provincial or local environmental agency or other Public Authority to the extent same may have a Material Adverse Effect.

     (h) Any change in either Borrower's or the Parent's name, Fiscal Year, jurisdiction of incorporation or establishment, jurisdictions of operation, head office, chief place of business or location from which Accounts are invoiced or paid or form of organization, at least thirty (30) days prior thereto.

     (i) Any Termination Event with respect to a Plan, within ten (10) days after becoming aware thereof, accompanied by any materials required to be filed with any Public Authority with respect thereto; promptly after either Borrower's or the Parent's receipt thereof, any notice received by either Borrower or the Parent concerning the imposition of any withdrawal liability with respect to a Plan; the establishment of any Plan not existing at the Closing Date, or the commencement of contributions by either Borrower or the Parent to any Plan to which either Borrower or the Parent was not contributing at the Closing Date, within forty-five (45) days after such event occurs; or promptly after becoming aware thereof, any other event or condition regarding a Plan or either Borrower's, the Parent's or a Related Company's compliance with all applicable laws relating to the establishment or administration of any Plan which may give rise to a Material Adverse Effect.

     (j) Promptly after becoming aware thereof, of any events of loss or insurance claims filed with any of its insurers in excess of $250,000 (with particulars thereof).

Each notice given under this Section shall describe the subject matter thereof in reasonable detail, and shall set forth the action that a Borrower or the Parent has taken or propose to take with respect thereto.

8.   GENERAL WARRANTIES AND REPRESENTATIONS.
     --------------------------------------

Each Borrower (as to itself only) and the Parent continuously warrants and represents to and covenants with the Agent and each of the Lenders, at all times during the term of this Agreement, and until all Obligations have been satisfied, that, except as hereafter disclosed to and either (A) in the case of Sections 8.5, 8.7 (to the extent the charge arises from a transaction permitted under Article 9), 8.13, 8.14, 8.18, 8.19, 8.22, 8.27, 8.29(a) and, provided no
Event of Default has occurred in consequence thereof, (f), not giving rise to or capable of giving rise to a Material Adverse Effect or (B) in the case of all other Sections, accepted by the Agent in writing:

     8.1  Authorization, Validity and Enforceability of this Agreement and the
          --------------------------------------------------------------------
Loan Documents.  Each Borrower and the Parent has the power and authority to
--------------
execute, deliver, and perform this Agreement and the other Loan Documents to which it is party, to incur the Obligations, and to grant the Security Interest. Each Borrower and the Parent has taken all necessary corporate action to authorize its execution, delivery, and performance of this Agreement and the other Loan Documents to which it is party. No consent, approval, or authorization of, or declaration or filing with, any Public Authority, and no consent of any other Person, is required in connection with either Borrower's or the Parent's execution, delivery, and performance of this Agreement and the other Loan Documents to which it is party, except for those already duly obtained. Each of this Agreement and the other Loan Documents has been duly executed and delivered by each Borrower and the Parent to the extent a party thereto, and constitutes the legal, valid and binding obligation of each Borrower, and the Parent enforceable against it in accordance with its terms (subject to applicable bankruptcy, insolvency, and similar laws affecting creditors' rights, and the discretion of courts as to the granting of equitable remedies such as specific performance and injunction) without defence, setoff or counterclaim. Each Borrower's and the Parent's execution, delivery, and performance of this Agreement and the other Loan Documents to which it is party do not, and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the Property of either Borrower, the Parent or any of its or their Subsidiaries (except as contemplated by this Agreement and the other Loan Documents) by reason of the terms of (a) any contract, hypothec, mortgage, lien, lease, agreement, indenture, or instrument to which either Borrower, the Parent or any of its or their Subsidiaries is a party or which is binding upon it, (b) any judgment, law, statute, rule or governmental regulation applicable to either Borrower, the Parent or any of its or their Subsidiaries, or (c) the certificate or articles of incorporation, amendment, continuation or amalgamation, or by-laws of either Borrower, the Parent or any of its or their Subsidiaries or any shareholders agreement affecting it or its Property (or declaration having a like effect).

     8.2  Validity and Priority of Security Interest.  The provisions of this
          ------------------------------------------
Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in the Agent's or Security Trustee's favour, and when all proper filings, recordings, registrations and other actions necessary to perfect and maintain such Liens have been made or taken, such Liens will constitute perfected, duly registered, and continuing Liens on all the Collateral, having priority over all other Liens on the Collateral (except Permitted Liens), and all claims of other creditors, securing all the Obligations, and enforceable against each Borrower, the Parent and all third parties.

     8.3  Organization and Qualification.  Each of the Borrowers and the Parent
          ------------------------------
is duly incorporated or amalgamated, as the case may be, and organized, and validly existing and in good standing under the laws of (a) Alberta in the case of the Canadian Borrower, (b) England and Wales in the case of the U.K. Borrower and (c) Delaware, in the case of the Parent. Each Borrower and the Parent is qualified to do business, and is in good standing in each jurisdiction in which qualification is necessary in order for it to own or lease its Property and conduct its business, and has all requisite power and authority to conduct its business and to own its Property.

     8.4  Corporate Name; Prior Transactions. Neither Borrower nor the Parent
          ----------------------------------
has during the five years preceding the Closing Date in Canada, the United States or the United Kingdom, been known by or used any other corporate or business name, or been a party to any amalgamation, merger or consolidation, or acquired all or substantially all of the assets of any Person or acquired any of its or their Property out of the ordinary course of business, except as set forth on EXHIBIT E.

     8.5  Subsidiaries and Affiliates.  EXHIBIT F is a correct and complete list
          ---------------------------
of the name and relationship to each Borrower of each and all of each Borrower's Subsidiaries and other Affiliates. Each Subsidiary is (a) duly incorporated and organized, and validly existing in good standing under the laws of its jurisdiction of incorporation set forth on EXHIBIT F, and (b) qualified to do business, and in good standing in the jurisdictions set forth opposite its name on EXHIBIT F, which are the only jurisdictions in which such qualification is necessary in order for it to own or lease its Property and conduct its business.

     8.6  Financial Statements and Projections.   (a) Each Borrower and the
          ------------------------------------
Parent has delivered to the Agent (audited, in the case of the Parent only) its consolidated balance sheets and related statements of operations, cash flows and stockholders' equity for each Borrower and the Parent as of June 30, 1997 and for the fiscal year then ended. Such financial statements are attached hereto as EXHIBIT G-1. All such financial statements have been prepared in accordance with GAAP and present accurately and fairly each Borrower's, and the Parent's consolidated, financial position as at the dates thereof, and its results of operations for the periods then ended.

     (b) The Latest Projections represent each Borrower's and the Parent's best estimate of each Borrower's and the Parent's consolidated future financial performance for the periods set forth therein. The Latest Projections have been prepared on the basis of the assumptions set forth therein, which each Borrower and the Parent believes are fair and reasonable in light of current and reasonably foreseeable business conditions as at the date of presentation.

     8.7  Capitalization.  Each Borrower's and the Parent's authorized and
          --------------
issued capital stock, and (except for the portion of its Shares which is publicly held) the registered and beneficial owners thereof are described in EXHIBIT N.

     8.8  Solvency.  Each Borrower and the Parent is Solvent prior to and after
          --------
giving effect to the making and incurring of each Revolving Loan and each Letter of Credit and F/X Transaction.

     8.9  Debt.  Neither Borrower nor the Parent has any Debt except (a) the
          ----
Obligations, (b) Debt set forth in the most recent Financial Statements delivered to the Agent, or the notes thereto, (c) trade payables and other contractual obligations arising in the ordinary course of business as carried on by each Borrower since the date of such Financial Statements, (d) alleged Debt to creditors in France not in excess of FRF17,000,000, and (e) Debt created in accordance with Sections 9.8 and 9.11.

     8.10 Distributions.  No Distribution has been declared, paid, or made upon
          -------------
or in respect of any Shares or other securities of or equity interests in either Borrower or the Parent except as expressly permitted hereby.

     8.11 Title to Property.  Except for Permitted Liens, and except for
          -----------------
Property which a Borrower or a Guarantor leases, each Borrower and the Parent has good and marketable title in fee simple to the Premises, and good, indefeasible, and merchantable title to all of its other Property including, without limitation, the assets reflected on the most recent Financial Statements delivered to the Agent, except as disposed of since the date thereof in the ordinary course of business and as expressly permitted hereby, free of all Liens except Permitted Liens.

     8.12 Adequate Assets.  Each Borrower and the Parent individually and in the
          ---------------
aggregate possess adequate assets for the conduct of its and their business.

     8.13 Real Property; Leases.  EXHIBIT D hereto is a correct and complete
          ---------------------
list, of all real property owned by each Borrower or the Parent, all leases and subleases of real or personal property by either Borrower or the Parent, as lessee or sublessee, and all leases and subleases of real or personal property by either Borrower or the Parent, as lessor or sublessor. Each of such leases and subleases is valid and enforceable in accordance with its terms, and is in full force and effect, and no default by any party to any such lease or sublease exists.

     8.14 Proprietary Rights Collateral.  EXHIBIT B hereto is a correct and
          -----------------------------
complete list of all of the Proprietary Rights Collateral. None of the Proprietary Rights Collateral is subject to any licensing agreement or similar arrangement except as set forth on or referred to in EXHIBIT B. Except as set forth in EXHIBIT B, neither Borrower nor the Parent has any licenses or similar agreements of or in respect of any intellectual property which might reasonably be considered to be material to its business or financial condition. To the best of each Borrower's and the Parent's, current actual knowledge, none of the Proprietary Rights Collateral infringes on or conflicts with any other Person's Property, and no other Person's Property infringes on or conflicts with the Proprietary Rights Collateral. The Proprietary Rights Collateral described on EXHIBIT B constitutes all of the Property of such type necessary to the current and anticipated future conduct of each Borrower's and the Parent's business.

     8.15 Trade Names.  All trade names or styles under which either Borrower or
          -----------
the Parent sells Inventory or create Accounts or to which instruments in payment of Accounts may be made payable, are listed on EXHIBIT E hereto.

     8.16 Litigation.  Except as set forth on EXHIBIT J, there is no pending or,
          ----------
to the best of either Borrower's or the Parent's current actual knowledge, threatened action, suit, proceeding, or counterclaim by any Person, or investigation by any Public Authority, or any basis for any of the foregoing, which may give rise to any Material Adverse Effect.

     8.17 Restrictive Agreements.  Neither Borrower nor the Parent is a party to
          ----------------------
any contract or agreement, or subject to any charter or other corporate restriction, which affects its ability to execute, deliver, and perform the Loan Documents to which it is party, and repay the Obligations or which materially and adversely affects or, insofar as such Borrower or the Parent can reasonably foresee, could materially and adversely affect, such Borrower's or the Parent's Property or could give rise to any Material Adverse Effect.

     8.18 Labour Disputes.  (a) There is no collective bargaining agreement or
          ---------------
other labour contract covering employees of either Borrower or any of its Subsidiaries other than the Australian Affiliate other than collective agreements covering approximately 130 employees in Canada at the Canadian Borrower's warehouse and distribution centre and its stores in Manitoba; (b) except as noted above, to the best of each Borrower's (as to itself only) and the Parent's current actual knowledge, no union or other labour organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of either Borrower, the Parent, or any of its or their Subsidiaries other than the Australian Affiliate or for any similar purpose; and (c) there is no pending or, to the best of each Borrower's (as to itself only) and the Parent's current actual knowledge, threatened strike, work stoppage, material unfair labour practice claims, or other material labour dispute against or affecting either Borrower, the Parent or any of its or their Subsidiaries other than the Australian Affiliate or their respective employees.

     8.19 Environmental Laws.  Each Borrower and the Parent and each of its
          ------------------
Subsidiaries other than the Australian Affiliate have complied in all material respects with all Environmental Laws applicable to transfer, construction on, and operation of its and their Property and business and neither Borrower nor the Parent nor any of its Subsidiaries other than the Australian Affiliate has any material contingent liability with respect to non-compliance with Environmental Laws or the generation, handling, use, storage or disposal of hazardous or toxic wastes or substances and neither Borrower nor the Parent nor any of its Subsidiaries other than the Australian Affiliate has received any Action Request, Violation Notice, summons, complaint, order or other notice that it is not in compliance with, or that any Public Authority is investigating its compliance with, Environmental Laws in respect of any matter that remains outstanding. Without limiting the generality of the foregoing:

     (a) Neither Borrower has any current actual knowledge that its, or its Subsidiaries other than the Australian Affiliate operations or any property or assets of or occupied by it or its Subsidiaries other than the Australian Affiliate or in its or any Subsidiaries' other than the Australian Affiliate charge, management or control are not in compliance in all material respects with all applicable Environmental Laws, or that all of its and its Subsidiaries' other than the Australian Affiliate Properties and Premises are not free:

          (i) from contamination by, or threat of, a release, discharge or emission of any hazardous substance, gas or liquid or any other substance, gas or liquid which is prohibited, controlled or regulated under any Environmental Law, and

          (ii) of underground storage tanks containing any Material of Environmental Concern, land fills, land disposals, and dumps;

     (b) None of the Borrowers or any of its Subsidiaries other than the Australian Affiliate has filed any notice under any federal, provincial or local law, including any Environmental Law, indicating past or present treatment, storage or disposal of a Material of Environmental Concern or reporting an actual or threatened spill or release of a Material of Environmental Concern into the environment;

     (c) None of the Borrowers or any of its Subsidiaries other than the Australian Affiliate has any contingent liability of which it or they have current actual knowledge in connection with any release of any Material of Environmental Concern;

     (d) None of the Borrowers or any of its Subsidiaries other than the Australian Affiliate generates, transports, treats or disposes of any Material of Environmental Concern except in compliance in all material respects with applicable laws; and

     (e) Neither Borrower has disposed of any Material of Environmental Concern by placing it in or on the ground of any of either Borrower's or any of its Subsidiaries' other than the Australian Affiliate Property or the Premises.

     8.20 No Violation of Law.  None of the Borrowers, the Parent or any of its
          -------------------
Subsidiaries other than the Australian Affiliate is in violation of any law, statute, regulation, ordinance, judgment, order or decree applicable to it which violation could give rise to a Material Adverse Effect.

     8.21 No Default.  None of the Borrowers, the Parent or any of its
          ----------
Subsidiaries other than the Australian Affiliate is in default with respect to any Debt (including the Subordinated Debentures and all obligations under the Material Agreements), Lien, note, indenture, loan agreement, mortgage, lease, deed, security instrument or agreement or other agreement to which it is a party or bound, which default could give rise to a Material Adverse Effect.

     8.22 Plans.  (a) None of the Borrowers, the Parent, any of its Subsidiaries
          -----
other than the Australian Affiliate or any Related Company other than the Australian Affiliate has any Plan other than those listed on EXHIBIT L hereto, and all monthly and other payments in respect of such Plans which are registered pension plans (on account of contributions, special contributions or unfunded liability or solvency deficiencies) or otherwise are accurately set for in EXHIBIT L; (b) no Plan has been terminated or partially terminated or is insolvent or in reorganization, nor have any proceedings been instituted to terminate, in whole or in part, or reorganize any Plan; (c) none of the Borrowers, the Parent, any of its Subsidiaries other than the Australian Affiliate or any Related Company other than the Australian Affiliate has ceased to participate (in whole or in part) as a participating employer in any Plan which is a registered pension plan or has withdrawn from any Plan in a complete or partial withdrawal, nor has a condition occurred which if continued would result in a complete or partial withdrawal; (d) none of the Borrowers, the Parent, any of its Subsidiaries other than the Australian Affiliate or any Related Company other than the Australian Affiliate has any unfunded liability on windup or withdrawal liability, including contingent withdrawal or windup liability, to any Plan or any solvency deficiency in respect of any Plan; (e) none of the Borrowers, the Parent, any of its Subsidiaries other than the Australian Affiliate or any Related Company other than the Australian Affiliate has any unfunded liability on windup or any liability in respect of any Plan other than for required insurance premiums or contributions or remittances which have been paid, contributed and remitted when due; (f) each of the Borrowers, the Parent and each of its Subsidiaries other than the Australian Affiliate have made all contributions to their Plans required by law or the terms thereof to be made by it when due, and it and they are not in arrears in the payment of any contribution, payment, remittance or assessment or in default in filing any reports, returns, statements, and similar documents in respect of the Plans required to be made or paid by them pursuant to any Plan, any law, act, regulation, directive or order or any employment, union, pension, deferred profit sharing, benefit, bonus or other similar agreement or arrangement; (g) none of the Borrowers, the Parent or any of its Subsidiaries other than the Australian Affiliate are liable or, to the best of their knowledge, alleged to be liable, to any employee or former employee, director or former director, officer or former officer resulting from any violation or alleged violation of any Plan, any fiduciary duty, any law or agreement in relation to any Plan or have any unfunded pension or like obligations or solvency deficiency (including any past service or experience deficiency funding liabilities), other than accrued obligations not yet due, for which they have made full provision in their books and records; (h) all vacation pay, bonuses, salaries and wages, to the extent accruing due, are properly reflected in each Borrower's, the Parent's and/or its Subsidiaries' other than the Australian Affiliate books and records; (i) without limiting the foregoing, all of the Borrowers', the Parent's and each of its Subsidiaries' other than the Australian Affiliate Plans are duly registered where required by, and are in compliance and good standing in all material respects under, all applicable laws, acts, statutes, regulations, orders, directives and agreements, including, without limitation, the Income Tax Act of Canada, the Supplemental Pensions Act
                        --------------                -------------------------
of Quebec and the Pension Benefits Act of Ontario, any successor legislation
                  --------------------
thereto, and other applicable laws of any jurisdiction, and (j) there are no outstanding or pending or threatened investigations, claims, suits or proceedings in respect of any Plans (including to assert rights or claims to benefits or that could give rise to any material liability).

     8.23 Taxes.  Each Borrower, the Parent and its Subsidiaries other than the
          -----
Australian Affiliate have filed all tax returns and other reports which they were required by law to file on or prior to the date hereof, and have paid all taxes, assessments, fees, and other governmental charges, and penalties and interest, if any, against them or their Property, income, or franchise, that are due and payable save for assessments which are being contested by appropriate proceedings and, to the extent reserves for which are required under GAAP, such reserves have been established in its financial statements in accordance with GAAP. Each income tax return was accurate in all material respects.

     8.24 Event of Default.  No Event of Default has occurred and is continuing.
          ----------------

     8.25 Authority to Incur Debts.  None of the Borrowers or the Parent are or
          ------------------------
will be in consequence of the execution, delivery or performance of any of the Loan Documents or the consummation of the transactions therein provided, in breach of any regulation under any national, federal or provincial law, act, statute or regulation limiting their ability to incur indebtedness for money borrowed or to secure payment of same or to provide financial assistance, directly or indirectly, by means of a loan, guarantee or otherwise.

     8.26 No Material Adverse Change.  Each of the Material Agreements is in
          --------------------------
full force and effect, unamended (except as described in the definition thereof) and no breaches, defaults or alleged breaches or defaults have occurred thereunder. No material adverse change has occurred in either Borrower's or the Parent's Property, business, operations, or condition (financial or otherwise) since June 30, 1997. On the basis of a review and assessment undertaken by each of the Borrowers and the Parent of its computer applications, each of the Borrowers and the Parent reasonably believes that the "Year 2000 problem" (that is, the risk that principal computer applications used in connection with its business may be unable to recognize and perform properly date sensitive functions involving certain dates prior to and any date after December 31, 1999) will not result in a Material Adverse Effect.

     8.27 Disclosure.  Neither this Agreement nor any document or statement
          ----------
prepared and furnished the Agent and/or Lenders by the Parent hereunder or in connection herewith contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading.

     8.28 Workers' Compensation. None of the Borrowers, the Parent or any of its
          ---------------------
Subsidiaries other than the Australian Affiliate has any unpaid workers' compensation or like obligations except as are being incurred, and paid on a current basis in the ordinary course of business, and there are no proceedings, claims, actions, orders or investigations of any Public Authority relating to worker's compensation outstanding, pending or, to their knowledge, threatened relating to them or any of their employees or former employees which could reasonably be expected to have a Material Adverse Effect.

     8.29 Real Estate.  (a) No part of the Real Estate has been condemned, taken
          -----------
or expropriated by any federal, provincial, municipal or any other competent authority and no alteration, repair, improvement or other work has been ordered or directed to be done or performed to or in respect of such property by any provincial, state, municipal or any other competent authority; (b) there are no Liens, easements, encroachments, rights of way, work orders, licences, concession agreements, leases or tenancies affecting the Real Estate save and except for Permitted Liens; (c) there is nothing owing in respect of the Real Estate including any of its leasehold property (to the extent either Borrower is or may be liable for same) to any municipality or to any corporation or commission owning or operating a public utility for water, gas, electrical power or energy, steam or hot water or for the use thereof or for the fittings, machines, apparatus, meters or other things leased in respect thereof or for any work or service performed for any such corporation or commission in connection with such public utilities, except current charges and Permitted Liens; (d) neither Borrower retains any interest, beneficially or otherwise in any land abutting the Real Estate either by way of fee or equity of redemption in, or a power or right to grant or exercise a power of appointment with respect to, any such land abutting the Real Estate; (e) the buildings on the Real Estate are located entirely within the limits of such Real Estate and all present uses in respect of the Real Estate may lawfully be continued and all permitted uses are satisfactory for each Borrower's current and intended purposes; (f) there are no unsatisfied judgments against either Borrower and there are no writs of execution which, in either case, would effect the Real Estate, including any of their interests in any leasehold property; (g) all immoveable and real property taxes including local improvement rates, have been paid prior to being in default to date in respect of the Real Estate; (h) all accounts for work and service performed and materials placed or furnished upon or in respect of the Real Estate including any of its leasehold property, including any claims by any municipal, provincial or other competent authority, have been fully paid and no one is entitled to claim a lien under the Construction Lien Act of Ontario (or any similar law or legislation of any jurisdiction) against such Real Estate or any part thereof; (i) the Security Interest is not being granted with the intention of securing the financing of any alteration, addition or repair to, or any construction, erection, demolition or installation on or in respect of the Real Estate or any structure thereon, nor is it being taken to repay any mortgage the proceeds of which were so used; and (j) no Inventory is located at any leased Premises except as indicated in EXHIBIT D and at locations permitted under Section 6.3.

     8.30 Investment Act.   None of the Borrowers or the Parent is an
          --------------
"investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C. S 80(a)(l), et seq.). The
                                                                  -- ---
making of the Revolving Loans and other financial accommodations hereunder by the Agent and/or Lenders, the application of the proceeds and repayment thereof by the Borrowers and other transactions contemplated by this Agreement and the Loan Documents do not violate any provisions of such Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

     8.31 Margin Securities.   None of the Borrowers or the Parent owns any
          -----------------
"margin security," as that term is defined in Regulations G and U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and
                                                 ---------------------
the proceeds of the Revolving Loans and the other financial accommodations made pursuant to this Agreement will be used only for the purposes contemplated hereunder. None of the Revolving Loans and the other financial accommodations hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any Debt or other Person's indebtedness which was originally incurred to purchase or carry any margin security, or for any other purpose which might cause any such loan or other financial accommodation to be considered a "purpose credit" within the meaning of Regulation G, U or X of the Federal Reserve Board. None of the Borrowers or the Parent will take or permit any agent acting on its behalf to take any action which might cause any transaction, obligation or right created by this

Agreement, or any document or instrument delivered pursuant hereto, to violate any regulation of the Federal Reserve Board.

9.   AFFIRMATIVE AND NEGATIVE COVENANTS.  Each Borrower (as to itself only) and
     ----------------------------------
the Parent covenants that, except as otherwise consented to by the Agent, so long as any of the Obligations remain outstanding or this Agreement is in effect (it being agreed by the Parent that, where any act or thing is to be done by either Borrower or any of its other Subsidiaries, the Parent shall cause the Borrowers or other Subsidiaries to do the act or thing and where any act or thing is not to be done or permitted by either Borrower or other Subsidiary, the Parent shall cause the Borrowers or other Subsidiaries not to do or permit the act or thing).

     9.1  Taxes and Other Obligations.  Each Borrower and the Parent shall, and
          ---------------------------
shall cause each of its Subsidiaries to: (a) file when due all tax returns and other reports which it is required to file, pay or provide for the payment, on or prior to the time when due or delinquent, of all taxes, fees, assessments, and other governmental charges against it or upon its Property, income and franchises, make all required withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and shall provide to the Agent, upon request, satisfactory evidence of its timely compliance with the foregoing; and (b) pay when due all Obligations and, subject to any restrictions thereof as herein provided, any other Debt or indebtedness owed by it, and perform and discharge in a timely manner all its covenants and obligations hereunder and under the Loan Documents and, subject to any restrictions thereon as herein provided, all other obligations undertaken by it; provided, however
                                                            --------  -------
that the Parent and its Subsidiaries need not pay any tax, fee, assessment, governmental charge, or Debt, or perform or discharge any other obligation, that it has disclosed (with all particulars required by the Agent) in writing to the Agent and that is contesting in good faith by appropriate proceedings diligently pursued provided that to the extent so required under GAAP it has established reserves in financial statements in accordance with GAAP.

     9.2  Corporate Existence and Good Standing.  Each Borrower and the Parent
          -------------------------------------
shall, and shall cause each of its Subsidiaries to, maintain its corporate existence and its qualification and good standing in all jurisdictions necessary to conduct its business and own its Property, shall obtain and maintain, and shall cause each of its Subsidiaries to obtain and maintain, all licenses, permits, franchises and governmental authorizations necessary to conduct its business and own its Property, and shall properly maintain, and shall cause each of its Subsidiaries to maintain, all of its books, records and accounts in accordance with GAAP.

     9.3  Compliance with Law and Agreements.  Each Borrower and the Parent
          ----------------------------------
shall, and shall cause each of its Subsidiaries to, comply with the terms and provisions of each judgment, law, statute, rule, and governmental regulation applicable to it, and each Material Agreement, and, each other hypothec, mortgage, lien, lease, indenture, order, instrument, agreement or document to which it is or they are a party or by which it is or they are bound, except, in each case, to the extent that non-compliance is not reasonably likely to give rise to a Material Adverse Effect.

     9.4  Maintenance of Property and Insurance.  Each Borrower and the Parent
          -------------------------------------
shall, and shall cause each of its Subsidiaries to: (a) maintain all of its Property necessary and useful in its and their businesses in the ordinary course in good operating condition and repair, ordinary wear and tear excepted; and (b) in addition to the insurance required by Section 6.7, maintain with financially sound and reputable insurers such other insurance with respect to its Property and business against casualties and contingencies of such types and in such amounts as is customary for Persons of established reputation engaged in the same or a similar business and similarly situated, naming the Agent or, in the case of the U.K. Borrower, the Security Trustee, at its request, as additional insured under each such policy.

     9.5  Environmental Laws.  Each Borrower and the Parent shall conduct, and
          ------------------
shall cause each of its Subsidiaries other than the Australian Affiliate to conduct, its business in compliance in all material respects with all Environmental Laws applicable to it, including, without limitation, those relating to the Borrower's, the Parent's or such Subsidiary's other than the Australian Affiliate generation, handling, use, storage and disposal of Materials of Environmental Concern. Each Borrower and the Parent shall take, and shall cause its Subsidiaries other than the Australian Affiliate to take, prompt and appropriate action to respond to any non-compliance or alleged non-compliance with Environmental Laws, and shall regularly report to the Agent on such response. Without limiting the generality of the foregoing, whenever either Borrower or the Parent gives notice to the Agent pursuant to Section 7.3(g) and the Agent so requests, such Borrower and the Parent shall, at the applicable Borrower's expense: (a) cause an independent environmental engineer acceptable to the Agent to conduct such tests of the site where the non-compliance or alleged non-compliance with Environmental Laws has occurred, and prepare and deliver to the Agent a report setting forth the results of such tests, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof; and (b) provide to the Agent a supplemental report of such engineer whenever the scope of the environmental problems, or such Borrower's, and any other Person's response thereto or the estimated costs thereof, shall change. Such reports shall also be addressed to the Agent and shall, as requested by the Agent, set out the results of such engineers' review of, inter alia: (i) the internal policies and procedures of such Borrower, the Parent or any Subsidiary other than the Australian Affiliate, as the case may be, relating to environmental regulatory compliance to ensure that all appropriate steps are being taken by or on behalf of such Borrower, the Parent or any Subsidiary other than the Australian Affiliate, as the case may be, to comply with all applicable requirements of Environmental Laws; (ii) progress of compliance satisfaction, capital expenditures required to effect remedial steps and compliance deficiencies; (iii) all other environmental audit reports which such Borrower, the Parent or any Subsidiary other than the Australian Affiliate, as the case may be, or any predecessor has commissioned in the normal conduct of its business; and (iv) all environmental reports which have been commissioned by or made available to a Borrower, the Parent or any Subsidiary other than the Australian Affiliate, as the case may be, in connection with new acquisitions, and the engineers' report and recommendations on results of tests performed or samples taken by it during the course of its review, irregularities or steps which may be taken to ensure continued compliance, as well as such other matters as a Borrower, the Parent and/or the Agent may reasonably request from time to time.

     9.6  Plans.  Each Borrower and the Parent shall cause each of its and its
          -----
Subsidiaries other than the Australian Affiliate' Plans to be duly qualified and administered in all respects in compliance with all applicable laws (including regulations, orders and directives), and the terms of the Plans and any agreements relating thereto. Each Borrower and the Parent shall ensure that it and its and their Subsidiaries other than the Australian Affiliate (a) have no unfunded, solvency, or deficiency on windup liability in respect of any Plan including any Plan to be established and administered by it or them, (b) all amounts required to be paid by it or them are paid when due, and (c) no liability upon it or them or Lien on any of its or their Property arises or exists in respect of any Plan.

     9.7  Mergers, Consolidations, Acquisitions or Sales.  None of the
          ----------------------------------------------
Borrowers, the Parent or any of its or their Subsidiaries other than the Australian Affiliate shall, in one or a series of transactions, carry on business with or through any other Person, enter into any partnership, joint venture, co-venture or other combination, enter into any transaction of amalgamation, merger, reorganization, or consolidation, or, subject to Sections
6.4 and 6.12 hereof, transfer, sell, assign, lease or otherwise dispose of all or any part of its Property, or, wind up, liquidate or dissolve, or cease to carry on business or agree to do any of the foregoing.

     9.8  Distributions; Capital Changes.  Provided no Event of Default has
          ------------------------------
occurred and is continuing, (A) each Borrower may make payments, loans, loan repayments and Distributions to the Parent (I) to pay current interest in respect of the Subordinated Debentures, (II) to pay current administrative expenses (including income and other taxes) of the Parent or management fees in accordance with practices as at the date hereof and (III) to provide moneys to the other Borrower and (B) the Parent may make (I) loans, loan repayments and Distributions to either Borrower with the proceeds of a payment, loan, loan repayment or Distribution permitted under clause (A) above, (II) loans and Distributions to the Australian Affiliate by the Parent in an amount not exceeding in the aggregate, the aggregate amount of all Distributions made to the Parent following the Closing Date by the Australian Affiliate and (III) odd lot stock acquisitions in an aggregate amount not exceeding $150,000 in any fiscal year and to meet the requirements of existing employee stock option or purchase plans, none of the Borrowers or the Parent or any of its Subsidiaries other than the Australian Affiliate. Except as provided in clauses (A) or (B), no Borrower nor the Parent shall (a) directly or indirectly, declare, make or pay, or incur any liability to make or pay, any Distribution or, subject to
Section 9.13 hereof, any other payment to any Affiliate of either Borrower or the Parent, in cash or property, on account of repayments of, indebtedness, lease or rental payments, payments for management or other services or otherwise, or (b) subject to the creation and/or issuance of equity securities by either of the Borrowers to the Parent or the other Borrower as expressly permitted in clause (A) above in connection with a Distribution (provided that 100% of the stock of the Borrowers carrying a right to vote continues to be legally and beneficially owned by the Parent) or any issuance of any equity securities by the Parent (the proceeds of which are dealt with in accordance with clause (B) above), make any change in its capital structure (excluding transfers of shares in the capital of the Parent between holders of publicly traded shares but including by the issuance of shares, purchase, put, call, retraction, redemption, restructuring or otherwise or by changing any terms or conditions of any class of shares in its capital or by creating any further classes of shares).

     9.9  Transactions Affecting Collateral or Obligations.  None of the
          ------------------------------------------------
Borrowers or the Parent or any of its or their Subsidiaries shall enter into any transaction or otherwise cause, permit or suffer to occur or exist any event or condition which has resulted in or could forseably result in a Material Adverse Effect. Without limiting the generality of the foregoing, none of the Borrowers or the Parent will, without the consent of the Agent not to be unreasonably withheld or delayed, permit to occur any material change in the terms of, default under or termination of, in any case which has resulted in or could forseably give rise to a Material Adverse Effect, the Material Agreements or any of its standard Authorized Dealer Agreement (U.K. or Canadian versions), Export Purchase and Application Agreement, Authorized Sales Centre Agreement (Radio Shack), Joint Venture Agreement (Radio Shack) or Contract Management Agreement.

     9.10 Guarantees.  None of the Borrowers or any of its Subsidiaries other
          ----------
than the Australian Affiliate shall make, issue, or become liable on any Guarantee, except (a) Guarantees in favour of the Agent, the Security Trustee and/or Lenders; and (b) endorsements of instruments for deposit in the ordinary course of business.

     9.11 Debt.  None of the Borrowers or the Parent or any of its or their
          ----
Subsidiaries other than the Australian Affiliate shall incur or maintain any Debt other than: (a) the Obligations; (b) trade payables and contractual obligations to suppliers and customers and other Persons incurred in the ordinary course of business as carried on the date hereof by each of the Borrowers and the Parent; (c) other Debt existing on the Closing Date and included in the Financial Statements attached as EXHIBIT G-1 or refinancings by the Parent of the subordinated debt existing at the Closing Date at interest rates not in excess of eleven percent (11%) provided that the principal amount thereof is not increased and the terms of subordination are satisfactory to the Agent in its discretion; (d) Debt secured by PMSIs in, or constituting operating leases of, Equipment acquired by a Borrower (provided the principal amount of such Debt does not exceed the purchase price of such Equipment or $5,000,000 in the aggregate in any Fiscal Year); (e) Debt in connection with loans and Distributions permitted under Section 9.8; and (f) contingent Debt of the Canadian Borrower under guarantees or indemnities in respect of existing leases of premises by the U.K. Borrower.

     9.12 Prepayment.  None of the Borrowers or the Parent or any of its or
          ----------
their Subsidiaries other than the Australian Affiliate shall voluntarily prepay any Debt except repayments of loans as permitted under Section 9.8 and except the Obligations in accordance with the terms hereof.

     9.13 Transactions with Affiliates.  Except to the extent permitted under
          ----------------------------
Section 9.8, none of the Borrowers or the Parent or any of its Subsidiaries shall: sell, transfer, distribute, or pay any money or Property to any Affiliate, or lend or advance money or Property to any Affiliate or related (within the meaning of the Income Tax Act of Canada) Person, or invest in (by
                           --------------
capital contribution or otherwise) or purchase or repurchase any equity or indebtedness, or any Property, of any Affiliate or related (within the meaning of the Income Tax Act of Canada) Person, or become liable on any Guarantee of
       --------------
the indebtedness, dividends, or other obligations of any Affiliate or related (within the meaning of the Income Tax Act of Canada) Person.
                           --------------

     9.14 Investment Banking and Finder's Fees.  None of the Borrowers or the
          ------------------------------------
Parent or any of its or their Subsidiaries other than the Australian Affiliate shall pay or agree to pay any investment banking or similar or related fee, underwriter's fee, finder's fee, or broker's fee to any Person in connection with this Agreement. Each Borrower and the Parent shall defend and indemnify the Agent and each of the Lenders against and hold it and them harmless from all claims of any Person for any such fees, and all costs and expenses (including, without limitation, legal fees) incurred by the Agent and/or any of the Lenders in connection therewith.

     9.15 Business Conducted.  None of the Borrowers or the Parent or any of its
          ------------------
and their Subsidiaries other than the Australian Affiliate shall engage, directly or indirectly, in any line of business other than the businesses in which such Borrower, the Parent and its and their Subsidiaries other than the Australian Affiliate are engaged in on the Closing Date and businesses reasonably related or ancillary thereto.

     9.16 Liens.  None of the Borrowers or the Parent or any of its or their
          -----
Subsidiaries other than the Australian Affiliate shall create, incur, assume, or permit to exist any Lien on any Property now owned or hereafter acquired by any of them, except Permitted Liens.

     9.17 Sale and Leaseback Transactions.  None of the Borrowers or the Parent
          -------------------------------
or any of its or their Subsidiaries other than the Australian Affiliate shall, directly or indirectly, enter into any arrangement with any Person providing for such Borrower, the Parent or any Subsidiary other than the Australian Affiliate, to lease or rent Property that such Borrower, the Parent or any Subsidiary other than the Australian Affiliate has or will sell or otherwise transfer to such Person.

     9.18 New Subsidiaries.  None of the Borrowers or the Parent or any of its
          ----------------
or their Subsidiaries other than the Australian Subsidiary shall, directly or indirectly, organize or acquire any Subsidiary other than those listed on EXHIBIT F.

     9.19 Restricted Investments.  None of the Borrowers or the Parent or any of
          ----------------------
its Subsidiaries other than the Australian Affiliate shall make any Restricted Investment except to the extent permitted under Section 9.8.

     9.20 Deliberately Left Blank.
          ------------------------

     9.21 Deliberately Left Blank.
          -----------------------

     9.22 Minimum Availability. The U.K. Borrower shall not at any time permit
          --------------------
the U.K. Availability to be less than ten percent (10%) of the U.K. Borrowing Base.

     9.23 Tangible Net Worth.  The Canadian Borrower will maintain a Tangible
          ------------------
Net Worth of not less than U.S.$96,000,000 at all times.

     9.24 Year 2000 Problem.  The Borrowers and the Parent will, on a timely
          -----------------
basis, take all commercially reasonable steps to address the "Year 2000 problem" referred to in Section 8.26 such that there does not occur any Material Adverse Effect as a consequence thereof.

     9.25 Re - File Barrie Mortgage.  The Canadian Borrower shall, within thirty
          -------------------------
(30) days of the Closing Date, execute or re-execute and record the Mortgage of the Barrie lands, in favour of the Agent as agent or as attorney, and otherwise in form satisfactory to the Agent.

     9.26 Deliberately Left Blank.
          -----------------------

     9.27 Further Assurances.  Each of the Borrowers and the Parent shall
          ------------------
execute and deliver, or cause to be executed and delivered, to the Agent and, in the case of the U.K. Borrower, the Security Trustee, such documents and agreements, and such additional instruments of security, and shall take or cause to be taken, or do or cause to be done, such actions and things, as the Agent and, in the case of the U.K. Borrower, the Security Trustee may, from time to time, request to carry out the terms and conditions of this Agreement and the other Loan Documents, and in order to better register, perfect and protect the priority over all other Liens of the Security Interest.

10.  CLOSING; CONDITIONS TO LENDING.  The Agent and Lenders will not be
     ------------------------------
obligated to make or continue any Loans or obtain or issue any Letters of Credit or to enter into any F/X Transaction, and neither Borrower shall request any Drawdown, Rollover or Conversion of any Loan or issuance of any Letter of Credit unless the following conditions (which will, until the Closing Date, constitute conditions precedent and, thereafter, and whether or not any loans have been made without compliance with any of the conditions unless the same have been expressly permanently waived, continuing conditions) have been satisfied as determined by the Agent and Lenders:

     10.1 Representations and Warranties; Covenants; Events.  Each Borrower's
          -------------------------------------------------
and the Parent's representations and warranties contained in this Agreement and the other Loan Documents shall be correct and complete; each Borrower and the Parent shall have performed and complied with all covenants, agreements, and conditions contained herein and in the other Loan Documents which are required to have been performed or complied with; and there shall exist no Event or Event of Default.

     10.2 Closing Date Conditions.  The Agent shall have received (3 copies of
          -----------------------
each) on or prior to the Closing Date, and shall continue to hold, in form and substance satisfactory to the Agent and Lenders and Agent's counsel:

          (a) this Agreement duly executed by each Borrower and the Parent;

          (b) certified copies of the articles or certificates of incorporation, amalgamation and amendment, if applicable, of each Borrower and the Parent, its borrowing by-laws and resolutions of its board of directors and, in the case of the Borrowers, shareholders authorizing its execution, delivery and performance of this Agreement and the Loan Documents to be signed by it;

          (c) evidence reasonably satisfactory to the Agent and Lenders and the Agent's counsel that each of the representations and warranties herein is true and accurate in all material respects, each Borrower and the Parent is in compliance in all material respects with all of its covenants and obligations herein, no Event has occurred, and there has not occurred any material adverse change in either of the Borrowers or the Parent since June 30, 1997;

          (d) a General Hypothec of Moveables of the Canadian Borrower on terms satisfactory to the Agent (the "Hypothec");

          (e) a $100,000,000 fixed and floating charge demand debenture of the Canadian Borrower, together with a pledge agreement in respect thereof, each satisfactory to the Agent (the "Debenture");

          (f) Charges/Mortgages of Land in respect of each parcel of Real Estate owned by the Canadian Borrower, satisfactory to the Agent;

          (g) the Collection Account Agreement;

          (h) except as otherwise permitted by the Agent, mortgagee, bailee and consignee waivers and consents with respect to each location not owned by a Borrower where Inventory may be located, in form and substance acceptable to the Agent and Agent's counsel;

          (i) the U.K. Security Documents of the U.K. Borrower, satisfactory to the Agent;

          (j) U.S. Security Agreement of Parent, satisfactory to the Agent;

          (k) the Assignment;

          (l) a Guarantee by the Canadian Borrower of all of the U.K. Borrower's obligations, and, if requested, and agreed by the Canadian Borrower on, prior to or after the Closing Date, a Guarantee by the Canadian Borrower of all of the Parent's obligations, each satisfactory to the Lender (collectively, the "Canadian Guarantee");

          (m) each of the other Loan Documents, including the documents listed in EXHIBIT M, in form and substance satisfactory to the Agent;

          (n) the favourable opinion of each Borrower's counsel (and local counsel as required by the Agent and Lenders), addressed to the Agent and each of the Lenders and Agent's counsel, such opinions to speak to the status and formation of each Borrower and its qualification to carry on business in each jurisdiction where it does so, the due authorization, execution, delivery and enforceability in accordance with their terms of all Loan Documents, and the validity and enforceability of the Mortgages as first charges of the Real Estate and otherwise in form and scope satisfactory to the Agent, the Lenders and Agent's counsel; and

          (o) the Agent's customary agreements and all documents, instruments, financial statements, consents, evidences of corporate authority, certificates, insurance certificates, opinions of legal counsel and such other writings to confirm and effectuate the lending transactions and the matters referred to herein as may be required by the Agent and its counsel, all duly executed and/or delivered by each Borrower and the Parent.

     10.3 Release of Proceeds; Drawdown Date.  On the Closing Date, and prior to
          ----------------------------------
the release of any proceeds of any Loans or issuance of any Letters of Credit or entering into of any F/X Transaction, the following shall have been completed to the satisfaction of the Agent and Lenders in its discretion:

          (a) all necessary legislative, regulatory, governmental, and other third party approvals, notices, consents and permits including as necessary to grant and perform the Loan Documents and carry on each Borrower's and the Parent's business shall have been given and obtained by each Borrower and the Parent, such approvals, notices, consents and permits not to contain any terms or conditions which the Agent and Lenders reasonably consider to be materially adverse to either Borrower or the Parent and evidence thereof shall have been furnished to the Agent and Lenders;

          (b) each Borrower shall have delivered evidence reasonably satisfactory to the Agent and Lenders that, immediately after the Closing Date and making of the initial Loans and issuance of any Letter of Credit and after ensuring that all of the Borrowers' and the Parent Debts are current, the U.K. Borrower will have U.K. Availability of not less than ten percent (10%) of the U.K. Borrowing Base, and each Borrower shall have sufficient availability to enable it to meet all debt amortization requirements and to observe and perform all terms hereof and of the other Loan Documents;

          (c) all registrations and filings in respect of the Loan Documents shall have been made in England, Wales, Quebec and Ontario and otherwise as Agent's counsel shall determine to be necessary or appropriate (at the expense of the applicable Borrower), it being understood and agreed that the Agent or the Security Trustee shall be entitled to make (at the expense of the applicable Borrower) all such further registrations and filings in respect of the Loan Documents, after the Closing Date, and until all Obligations of the Borrowers and the Parent have been paid and performed in full, as the Agent or the Security Trustee shall consider necessary or appropriate in its discretion;

          (d) the Agent shall have reviewed and shall be satisfied with the insurance policies maintained by each Borrower and the Parent, and all terms thereof (including risks and amounts of coverage) and the insurers, it being understood and agreed that the Agent or, in the case of the U.K. Borrower, the Security Trustee (for the Agent and the other Lenders) shall be named as loss payee as its interest may appear (pursuant to endorsements satisfactory to the Agent in its discretion) on each of the policies of the Borrowers and the Parent;

          (e) the Agent shall be satisfied with the results of all immoveable and real and moveable and personal property and other searches and enquiries conducted in respect of the Borrowers and the Parent and their property and assets as the Agent's counsel may require including, without limitation, under the Uniform Commercial Code, the PPSA, the Register of Personal and Moveable Real Rights of Quebec, the public register maintained by the Registrar of Companies pursuant to, inter alia, the Companies Act of 1985 (as amended by the Companies Act of 1989) of England and Wales, and such discharges (in the case of any registrations in favour of Tandy and estoppel letters (to confirm the amounts secured by any existing encumbrances and the collateral covered thereby) shall be received by the Agent as may be required by the Agent in its discretion;

          (f) the Agent and Lenders shall be satisfied that there are no judgments outstanding, and no legal or administrative proceedings (including in any court arbitrator or any Public Authority but excluding proceedings or discussions with Revenue Canada which have been disclosed to the Lender) pending or threatened except as expressly permitted hereunder which could have a Material Adverse Effect or which could otherwise, in the Agent's and/or Lenders' judgment, adversely affect the transactions contemplated hereby;

          (g) the Parent and Borrowers shall have delivered budgets for its Capital Expenditures and cash flow and other projections, satisfactory to the Agent and Lenders, prepared on an annualized basis and on a month-by-month basis for the period ending June 30, 1998, on terms and in form satisfactory to the Agent and Lenders;

          (h) the Agent and Lenders shall have received a waiver agreement (the "Tandy Agreement") from Tandy, in form satisfactory to the Agent
               ---------------
              and Lenders, whereby Tandy waives and agrees not to assert any rights (under the Bankruptcy and Insolvency Act of Canada, the
                                ---------------------------------------
              Civil Code of Quebec and the applicable laws of any other
              --------------------
              jurisdictions, any rights as an unpaid supplier and Tandy grants to the Agent, the Security Trustee and Lenders a licence, on terms satisfactory to the Agent, the Security Trustee and Lenders, to use trademarks and other intellectual property to liquidate Collateral;

          (i) the Borrowers and Parent shall have satisfied Agent that the Borrowers and Parent have taken and are taking all commercially reasonable steps to ascertain the extent of, quantify and successfully address the business and financial risks facing the Borrowers and Parent as a result of what is commonly referred to as the "Year 2000 problem" (i.e., the inability of certain principal computer applications used in the Borrowers' businesses to recognize correctly and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999).

     10.4  Termination of Liens.  The Agent shall have received duly executed
           --------------------
financing change statements, discharges and other instruments, or evidence thereof, in form and substance satisfactory to the Agent, as shall be necessary to terminate and satisfy all Liens on the Property of the Borrowers and the Parent except Permitted Liens.

     10.5  Deliberately Left Blank.
           -----------------------

     10.6  Closing Fee.  The Canadian Borrower shall have paid in full the
           -----------
Canadian Closing Fee and any other fees as agreed upon between the Canadian Borrower and the Agent and/or Canadian Lenders. The U.K. Borrower shall have paid in full the U.K. Closing Fee and any other fees as agreed upon between the U.K. Borrower and the Agent and/or the U.K. Lenders.

     10.7  Payment of Fees and Expenses.  The Canadian Borrower shall have paid
           ----------------------------
all reasonable fees and expenses of the Agent's outside counsel, Meighen Demers all special local counsel retained and all other fees and expenses of the Agent or Security Trustee incurred in connection with any of the Loan Documents and the transactions contemplated thereby.

     10.8  Required Approvals.  The Agent and Lenders shall have received
           ------------------
certified copies of all consents or approvals of any Public Authority or other Person which the Agent and/or Lenders determine is required in connection with the transactions contemplated by this Agreement.

     10.9  No Material Adverse Change.  There shall have occurred no material
           --------------------------
adverse change in either Borrower's or the Parent's Property, business, operations, prospects or financial condition since June 30, 1997.

     10.10 Proceedings.  All proceedings to be taken in connection with the
           -----------
transactions contemplated by this Agreement and all Loan Documents and other documents, instruments, guarantees and other assignments incident hereto or contemplated in connection herewith (whether or not forms thereof are annexed hereto as Exhibits), shall be satisfactory in form and substance to the Agent and Lenders and its counsel.

     10.11  Environmental Matters.  The Agent shall have received and confirmed
            ---------------------
its satisfaction with duly completed Environmental Questionnaire and Disclosure Statements for each parcel of Real Property owned by the Borrowers.

11.  DEFAULT; REMEDIES.
     -----------------

     11.1 Events of Default.  It shall constitute an event of default ("Event of
          -----------------                                             --------
Default") if any one or more of the following shall occur for any reason:
-------

          (a) any failure to pay the principal of or interest or premium on any of the Obligations (including, for greater certainty, any amount due in respect of any F/X Transaction, including upon any early or premature termination, cancellation or unwinding thereof) when due, whether upon demand or otherwise;

          (b) any representation or warranty made by either Borrower or the Parent in this Agreement, any of the other Loan Documents, any Financial Statement, or any certificate furnished by either Borrower, the Parent or any of its and their Subsidiaries at any time to the Agent, the Security Trustee and/or Lenders shall prove to be untrue in any material respect as of the date on which made;

          (c) default shall occur in the observance or performance of any of the covenants and agreements contained in Sections 6.1 to 6.15, 7.2(a) to (e), 7.3, 9.4, 9.7, 9.8, 9.10, 9.11, 9.12 and 9.16 to 9.23 of
              this Agreement or any of the other Loan Documents shall terminate (other than in accordance with its terms or the terms hereof or with the written consent of the Agent and/or Lenders) or become void or unenforceable without the written consent of the Agent and/or Lenders;

          (d) default shall occur in the observance or performance of any of the covenants and agreements contained in this Agreement, the Loan Documents, or any other agreement entered into at any time to which either Borrower, the Parent, any other Guarantor and/or any of its and their Subsidiaries, and the Agent and/or the Security Trustee and/or any of the Lenders are party other than those referred to in paragraph (c) above, which is not remedied within thirty (30) days of written notice to do so;

          (e) any default shall occur in the payment of any principal, interest or premium with respect to any other Debt in an outstanding principal amount in excess of $500,000 or under any agreement or instrument under or pursuant to which any such Debt or indebtedness may have been issued, created, assumed, or guaranteed by either Borrower, the Parent or any other Guarantor and such default shall continue for more than the period of grace, if any, therein specified, or if any Debt or indebtedness shall be declared due and payable prior to the stated maturity thereof or if either Borrower, the Parent or any other Guarantor otherwise defaults in the performance of any material term or condition contained in any document relating to a Permitted Lien;

          (f) either Borrower, the Parent or any other Guarantor or any of its and their Subsidiaries shall: (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or file any proposal or notice of intent to file a proposal, or file any application or otherwise commence any action or proceeding seeking reorganization, arrangement, consolidation or readjustment of its debts or securities, or which seeks to stay or has the effect of staying, any creditors, or for any other under the Bankruptcy and Insolvency Act of Canada, or the
                        -----------------------------
              Companies' Creditors Arrangement Act of Canada, The Insolvency
              ------------------------------------            --------------
              Act 1986 of England and Wales, the Companies Act of 1985 (as
              --------                           ---------------------
              amended by the Companies Act of 1989) of England and Wales, the
                             ---------------------
              U.S. Federal Bankruptcy Code (so called), or under any other
              ----------------------------
              bankruptcy, insolvency, liquidation, winding up, corporate or similar statute or law, provincial or federal, now or hereafter existing, or consent to, approve of or acquiesce in, any such petition, proposal, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, monitor, liquidator, sequestrator, custodian or trustee (whether or not on an interim or permanent basis) or similar officer for it or for all or any part of its Property; (iii) make an assignment for the benefit of creditors; or (iv) be unable generally to pay its debts as they become due;

          (g) an involuntary petition or proposal shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement, consolidation or readjustment of either Borrower's, the Parent's or any other Guarantor's or any of its and their Subsidiaries' debts or securities or for any other relief under the Bankruptcy and Insolvency Act of Canada, the Companies'
                  -----------------------------                ----------
              Creditors Arrangement Act of Canada, The Insolvency Act 1986 of
              -------------------------            -----------------------
              England and Wales, the Companies Act of 1985 (as amended by the
                                     ---------------------
              Companies Act of 1989) of England and Wales, the U.S. Federal
              ---------------------                            ------------
              Bankruptcy Code (so called), or under any other bankruptcy,
              ---------------
              insolvency, liquidation, winding up, corporate or similar statute or law, provincial, state or federal, now or hereafter existing unless (A) such proceeding is discharged within a period of sixty (60) days, (B) until discharged is being actively and diligently contested in good faith, and any relief or remedies upon or against either Borrower's, the Parent's or any other Guarantor's Property have been stayed, (C) has not given rise to any Material Adverse Effect, and (D) has not otherwise resulted in any adjudication or declaration of bankruptcy or any of the events referred to in paragraph (g);

          (h) a receiver, assignee, liquidator, administrator, sequestrator, custodian, trustee, monitor or similar official for either Borrower, the Parent, any other Guarantor or any of its and their Subsidiaries, other than in France and pursuant to the French Insolvency Proceeding, or for all or any part of the Collateral or all or any material part of the other Property shall be appointed involuntarily; or an execution, writ of seizure and sale, sequestration or extent or any other process of any court, shall be issued or levied against any material part of the Property of either Borrower, the Parent or any other Guarantor or shall otherwise be enforceable against either Borrower, the Parent or any other Guarantor or a distress or analogous process is levied upon any material part of the Property of either Borrower, the Parent or any other Guarantor;

          (i) either Borrower, the Parent or any other Guarantor shall file a certificate of dissolution or like process under applicable law or shall be liquidated, dissolved or wound-up or shall commence or, if (A) other than the French Insolvency Proceeding, such proceeding has not been discharged within sixty (60) days or (B) such proceeding is not being actively and diligently contested in good faith or (C) any relief or remedies upon either Borrower's, the Parent's or any other Guarantor's Property have not been stayed or (D) such proceeding has given rise to any Material Adverse Effect or (E) other than an adjudication or declaration pursuant to the French Insolvency Proceeding which has no effect outside of France, such proceeding has resulted in any adjudication or declaration, have commenced against it any action or proceeding for dissolution, winding-up, administration or liquidation, or shall take any corporate action in furtherance thereof or if either Borrower, the Parent or any other Guarantor abandons all or any material part of its Property or ceases or threatens to cease to carry on business;

          (j) all or any material part of the Property of either Borrower, the Parent or any other Guarantor shall be nationalized, expropriated or condemned, seized or otherwise appropriated, or custody or control of such Property or if either Borrower, the Parent or any other Guarantor shall be assumed by any Public Authority or any court of competent jurisdiction at the instance of any Public Authority, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect, which has resulted in or may result in a Material Adverse Effect;

          (k) any Guarantee of the Obligations shall be terminated, revoked or declared void or invalid;

          (l) one or more final judgments for the payment of money or final assessments (which are no longer appealable) of Revenue Canada aggregating in excess of $1,000,000 (whether or not covered by insurance) shall be rendered against either Borrower, the Parent or any other Guarantor and such judgment or assessment is not paid and discharged within thirty (30) days (provided until discharged, all relief or remedies have been stayed and further provided such judgment or assessment has not given rise to a Material Adverse Effect);

          (m) any loss, theft, damage or destruction of any item or items of Collateral occurs which has given or may give rise to a Material Adverse Effect; or

          (n) either Borrower, the Parent or any other Guarantor violates any Environmental Law which results in an Action Request, Violation Notice or other notice or control order, cancellation of any license or certificate or approval that results in any material disruption of either Borrowers', the Parent's or any other Guarantor's business or that could reasonably be expected to have a Material Adverse Effect.

     11.2 Remedies.   (a)  Upon making any demand for payment of any Obligations
          --------
payable upon demand or if an Event of Default exists, the Agent may in its discretion and, if so directed by the Instructing Group, shall, without notice to or demand on either Borrower, any Guarantor or any other Person, do one or more of the following at any time or times and in any order: (i) reduce the Canadian Availability or the U.K. Availability or one or more of the elements thereof; (ii) restrict the amount of or refuse to make Revolving Loans, and restrict or refuse to arrange for Letters of Credit or F/X Transactions; (iii) terminate this Agreement; (iv) declare any or all Obligations to be immediately due and payable (provided however that upon the occurrence of any Event of Default described in Sections 11.1(e), 11.1(f), 11.1(g), 11.1(h) or 11.1(i), all Obligations shall automatically become immediately due and payable) in which case the Borrowers shall immediately (A) pay to the Agent the amount so declared to be due and payable by it (the "Amount"), and (B) without relieving the
                                  ------
Borrowers from their obligations to immediately obtain the termination and cancellation of all Letters of Credit, deposit with the

Agent or, in the case of the U.K. Borrower, the Security Trustee, as security for the due payment on their respective expiry dates of the Letters of Credit issued and outstanding for such Borrower's account, a sum of money equal to the principal amount of all such Letters of Credit for such Borrower's account, and all fees and expenses payable by such Borrower to the date of expiration of such Letters of Credit for such Borrower's account (the "Deposit"), and the Agent or,
                                                    -------
in the case of the U.K. Borrower, the Security Trustee shall, upon the earlier to occur of the termination or cancellation thereof prior to maturity or the respective expiry dates of such Letters of Credit apply (or deliver to the Issuing Lender for application) the Deposit (or such portion thereof as shall be necessary) to pay the principal amount of such Letters of Credit; and (v) pursue its other rights and remedies hereunder and under the Loan Documents and applicable law.

     (b) Upon making any demand for payment of any Obligations payable upon demand or upon the occurrence of an Event of Default: (i) the Loan Documents shall become immediately enforceable and the Agent or, in the case of the U.K. Borrower, the Security Trustee and/or Lenders shall have all rights and remedies of a secured party under the PPSA, the Civil Code of Quebec and all applicable laws of any jurisdiction where the Collateral may be located as well as all rights provided for in the Loan Documents and may, in its absolute discretion, take any and all steps in order to enforce and realize upon the Loan Documents, in whole or in part, provided that none of the Borrowers' or any Guarantor's obligations and liabilities under this Agreement are in any way affected or diminished, in the event of any such enforcement of or realization upon any Security Interest; and (ii) the Agent and/or Lenders shall be entitled to cause Environmental Audits to be conducted in respect of the Borrowers and the Guarantors and its or their Property and/or any Property in its or their possession, charge, management or control, the cost and expense of same to be paid by the Borrower.

     (c) If a demand for payment of any of the Obligations payable upon demand is made or an Event of Default occurs, to the maximum extent legally permitted but subject to compulsory provisions of law, each Borrower and each Guarantor hereby waives all rights to notice and hearing prior to the exercise by the Agent or, in the case of the U.K. Borrower, the Security Trustee and/or Lenders of the Agent's, Security Trustee's and/or Lenders' rights to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing.

     (d) Upon demand or upon the termination of this Agreement following the occurrence of any Event of Default, each Borrower shall pay the Agent, immediately upon termination, an early termination penalty equal to the early termination fee that would have been payable by it under Article 12 if this Agreement had been terminated on that date pursuant to such Borrower's election.

     (e) Each Borrower and each of the Guarantors expressly agrees that the rights and remedies of the Agent and/or Lenders under this Agreement and/or the Loan Documents are cumulative and in addition to, and not in substitution for, any rights or remedies provided by law; any single or partial exercise by the Agent, the Security Trustee and/or Lenders of any right or remedy for a default or breach of any term, covenant, condition or agreement in this Agreement does not affect its rights and does not waive, alter, affect, or prejudice any other right or remedy to which the Agent, the Security Trustee and/or Lenders may be lawfully entitled for the same default or breach. Any waiver by the Agent, the Security Trustee and/or Lenders of the strict observance of, performance of or compliance with any term, covenant, condition or agreement of this Agreement or the Loan Documents, and any indulgence by the Agent, the Security Trustee and/or Lenders is not a waiver of that or any subsequent default.

     (f) In addition to any rights now or hereafter granted under applicable law, and not by way of limitation of any such rights, the Agent, the Security Trustee and/or Lenders are authorized at any time or from time to time, without notice to the Borrowers, any Guarantor or to any other Person, any such notice being expressly waived by the Borrowers and each Guarantor, to set-off and to appropriate and to remit to the Agent any and all deposits, matured or unmatured, general or special, and any other indebtedness at any time held by the Agent, the Security Trustee and/or Lenders, as the case may be, to or for the credit of or the account of such Borrower or Guarantor against and on account of the obligations and liabilities of such Borrowers or Guarantor due and payable to the Agent, the Security Trustee and/or the applicable Lenders as the case may be, under or in connection with this Agreement, including without limitation, all claims of any nature or description arising out of or connected with this Agreement.

12.  TERM AND TERMINATION OF REVOLVING LOAN.  Subject to any earlier demand for
     --------------------------------------
payment of the Revolving Credit Facilities upon the occurrence of an Event of Default, the initial term of this Agreement shall be the period from the Closing Date to end on the Maturity Date (the "Term"). Provided that the Borrowers
                                       ----
provide a written request for renewal not less that ninety (90) days prior to the Maturity Date and the Lenders, in their sole discretion, agree to such renewal, this Agreement may be renewed for successive one (1) year periods after the Maturity Date (each such renewal period referred to as a "Renewal Term").
                                                              ------------
The Borrowers may terminate the Revolving Credit Facilities at any time during the Term or any Renewal Term if: (a) they give the Agent ninety (90) days prior written notice of termination by registered or certified mail; (b) each Borrower pays and performs all of its Obligations on or prior to the effective date of termination; and (c) each Borrower pays to the Agent (for distribution in accordance with their respective Participations) on or before the effective date of termination (A) if the effective date of such termination is on or prior to the first anniversary of the Closing Date, it pays the Agent (for the account of the Lenders in accordance with their respective Participations), on or prior to the effective date of termination, an early termination fee equal to one percent (1%) of its Average Loan Balance, (B) if the effective date of such termination is after the first anniversary of the Closing Date and prior to the second anniversary of the Closing Date, an early termination fee equal to one half of one percent (0.50%) of its Average Loan Balance and (C) if the effective date of such termination is after the second anniversary of the Closing Date and prior to the Maturity Date or the expiry date of any Renewal Term, an early termination fee equal to one quarter of one percent (0.25%) of its Average Loan Balance. The Agent may terminate this Agreement upon an Event of Default whereupon the foregoing fee shall be payable as if the Borrowers had given a notice of termination effective as of the date of termination by the Agent. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations (including, without limitation, all exposure of the Agent and/or Lenders under or in connection with Letters of Credit outstanding) shall become immediately due and payable without the need for any demand or observance of any other formality by the Agent and/or Lenders. Notwithstanding the termination of this Agreement, until all Obligations are paid and performed in full, the Agent, the Security Trustee and/or Lenders shall retain all its rights and remedies hereunder and under the Loan Documents (including, without limitation, in all then existing and after-arising Collateral). Partial termination of the Revolving Credit Facilities is not permitted. Neither the Canadian Revolving Credit Facility nor the U.K. Revolving Credit Facility may be terminated unless the other is contemporaneously terminated. The foregoing termination fees payable to BACAN and BAUK in respect of BACAN's and BAUK's Commitments at the time shall be waived in the event that the Revolving Credit Facilities are refinanced by Bank of America NT&SA or any of its affiliates after the first anniversary of the Closing Date.

13.  GUARANTEES
     ----------

     13.1 The Guarantees.  The Parent, as primary obligor and not as a surety
          --------------
merely, hereby unconditionally and irrevocably, jointly and severally, guarantees to the Agent and each of the Lenders the punctual payment when due in accordance with the terms hereof of all obligations, of whatever kind and description, of each Borrower to the Agent, the Security Trustee and each of the Lenders now or hereafter existing, whether direct or indirect, absolute or contingent, matured or unmatured, secured or unsecured pursuant to or arising out of or under this Agreement , including, without limitation, all Obligations (all such obligations are referred to herein as the "Guaranteed Obligations").
                                                     ----------------------

     13.2 Guarantee Absolute. The Parent guarantees that the Guaranteed
          ------------------
Obligations will be paid strictly in accordance with their terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent, the Security Trustee and/or Lenders with respect thereto. The liability of the Parent hereunder shall be joint and several and absolute and unconditional irrespective of:

     (a) Any lack of validity or enforceability of the Obligations or the Guaranteed Obligations or any agreement or instrument relating thereto;

     (b) Any change in the time, manner or place of the payment of, or in any other term of, all or any of the Obligations or the Guaranteed Obligations, or any amendment or modification of or any consent to departure from this Agreement or any other Loan Document;

     (c) Any exchange, release or nonperfection of any Collateral or any release or amendment to, waiver of, or consent to departure from, or any Guarantee for, all or any part of the Obligations or the Guaranteed Obligations;

     (d) Any whole or partial termination of this Guarantee as to any other Guarantor; or

     (e) Any other circumstance which might otherwise constitute a defence available to, or a discharge of, either Borrower in respect of the Obligations or the Guaranteed Obligations or a Guarantor in respect of this Guarantee or the Guaranteed Obligations.

     This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations or the Guaranteed Obligations are rescinded or must otherwise be returned by the Agent, the Security Trustee and/or Lenders under applicable law, all as though such payment had not been made.

     13.3 Consents, Waivers and Renewals.  The Parent hereby waives promptness,
          ------------------------------
diligence, notice of the acceptance hereof, notice of intent to accelerate and notice of acceleration and any other notice with respect to any of the Obligations or the Guaranteed Obligations and this Agreement and any requirement that the Agent, the Security Trustee and/or Lenders protect, secure, perfect or insure any Security Interest or Lien or any Property subject thereto or exhaust any right or take any action against either Borrower, any Guarantor or any other Person or any Collateral before proceeding hereunder. The Parent agrees that the Agent, the Security Trustee and/or Lenders may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the Parent extend the time of payment of, exchange or surrender any Collateral for, or renew any of the Obligations or the Guaranteed Obligations, and may also make any agreements with either Borrower, any Guarantor or with any other party to or Person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge, or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Agent, the Security Trustee and/or any Lenders and the Borrowers or any such other party or Person, without in any way impairing or affecting this Guarantee. The Parent agrees to make payment to the Agent of any of the Obligations and the Guaranteed Obligations whether or not the Agent, the Security Trustee and/or any Lenders shall have resorted to any collateral security, or shall have proceeded against any other obligor principally or secondarily obligated with respect to any of the Obligations or the Guaranteed Obligations. The Agent, the Security Trustee and/or Lenders shall be free to deal with the Borrowers and each of the Guarantors as it sees fit.

     13.4 Subrogation.  The Parent shall not exercise any rights which it may
          -----------
acquire by way of subrogation under this Agreement, by any payment made hereunder or otherwise, until all the Obligations and the Guaranteed Obligations shall have been paid in full. If any amount shall be paid to the Parent on account of such subrogation rights in violation of the foregoing restriction, such amount shall be held in trust for the benefit of the Agent (for itself and the other Lenders) and shall forthwith be paid to the Agent (for itself and the other Lenders) to be credited and applied to the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement.

     13.5 Allocation.  As between the Agent and Lenders only, all amounts
          ----------
received or collateral from the Parent from the foregoing guarantee, shall be applied firstly, two-thirds (2/3) to the Obligations under or in respect of the
        -------
Canadian Revolving Credit Facility and one-third (1/3) to the Obligations under or in respect of the U.K. Revolving Credit Facility and thereafter to any other
                                                        ----------
Obligations outstanding.


14.  THE AGENT.
     ---------

     14.1 Agent.  Each Lender hereby irrevocably appoints BACAN as Agent
           -----
(including any successor agent as herein provided and including any person to whom the Agent may delegate (but only with the consent of the Instructing Group if not to an affiliate of the Agent or a recognized appraiser) duties or responsibilities as permitted by Section 14.2(h) or as contemplated in Section 14.15, the "Agent") to act as its agent in connection with this Agreement, the other Loan Documents and the matters contemplated hereunder and thereunder, and authorizes irrevocably the Agent to exercise such rights, powers and discretions as are delegated to the Agent pursuant to this Agreement and the other Loan Documents together with all such rights, powers and discretions as are incidental hereto or thereto. The Agent shall have only those duties and responsibilities which are expressly specified in this Agreement and the other Loan Documents, and it may perform such duties by or through its agents or employees. This Agreement shall not place the Agent under any fiduciary duties in respect of any Lender or any other Person, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The Agent and any other Person to whom an Agent may delegate duties or responsibilities as permitted under Section 14.2 (h) and Section 14.5 shall enjoy the same benefits, rights and protections as those provided to the Agent under this Article mutatis mutandis. Each Lender hereby irrevocably appoints and constitutes the Agent its true and lawful attorney, with full power of substitution, for the purposes of carrying out any of the terms hereof, collecting or enforcing any of the Obligations and exercising any of the rights and remedies of the Lenders hereunder and under the other Loan Documents, including, without limitation, for the purposes of signing any documents necessary to perfect, register, maintain, release or discharge the Security Interest or any of the Loan Documents and instituting any actions or proceedings. The Agent shall not be liable for any acts or omissions or errors of judgment or mistakes of fact or law in its exercise of the foregoing power, except resulting from its gross negligence or wilful default.

     14.2 Agent's Responsibility.  The Agent may:
          ----------------------

          (a) assume that:

              (i) any representation made by either Borrower or any Guarantor in or in connection with any of the Loan Documents, any notice or other document, instrument or certificate is true;

              (ii)  no Event has occurred; and

              (iii) none of the Borrowers or any Guarantor is in breach of or in default under its obligations under any of the Loan
                    Documents;

          (b) unless the Agent has actual knowledge or actual notice to the contrary, assume that each parties' address is that identified with its signature below until it has received from such party a notice designating some other office of such party as its address and act upon any such notice until the same is superseded by a further such notice;

          (c) engage and pay for the advice or services of any lawyers, accountants or other experts whose advice or services may to it seem necessary, expedient or desirable and rely upon any advice so obtained;

          (d) unless the Agent has actual knowledge or actual notice to the contrary, rely as to matters of fact which might reasonably be expected to be within the knowledge of a Borrower or any Guarantor upon a statement signed by or on behalf of a Borrower or such Guarantor;

          (e) rely upon any writing, resolution, notice, consent, certificate, affidavit, letter, fax, telex, telephone message, statement, conversation, communication or document believed by it to be genuine and correct and believed to have been signed, sent or made by a proper Person;

          (f) refrain from exercising any right, power or discretion vested in it under the Loan Documents or otherwise refrain from taking any action unless and until it first receives the advice or concurrence of the Instructing Group and, if requested, it is specifically indemnified to its satisfaction by all Lenders against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Instructing Group and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders;

          (g) refrain from exercising any right, power or discretion vested in it which would or might in its opinion be contrary to any law of any jurisdiction or any directive or otherwise render it liable to any Person, and may do anything which is in its opinion necessary to comply with any such law or directive;

          (h) (without any further consent of the Borrowers, the Parent, any Lender or any other Person if to an affiliate of the Agent or recognized appraiser and without limitation to Section 14.15) to such other Person, such duties and responsibilities as it shall determine to be appropriate in respect of dealings with or relating to the Borrowers, the Guarantors or any other Person and such delegated Person shall be entitled to all of the benefits and powers of the Agent relating to such delegated functions and the Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care;

          (i) retain for its own benefit, and without liability to account for, any fee or other sum receivable by it for its own account; and

          (j) provide any advisory or other ancillary banking services to any party (including any Affiliate thereof) to this Agreement provided same do not conflict with the Agent's express duties hereunder.

     14.3 Agent's Duties.  The Agent shall:
          --------------

          (a) promptly upon receipt thereof, inform each Lender of the contents of (and, if requested, provide a copy to such Lender of) any notice, document, request or other information received by it in its capacity as Agent hereunder from either Borrower, any Guarantor, or any Lender;

          (b) promptly notify each Lender of the occurrence of any Event or Event of Default, provided, however, that the Agent shall not be
                                --------  -------
              deemed to have knowledge or notice of the occurrence of any Event or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or a Borrower referring to this Agreement, describing such Event or Event of Default and stating that such notice is a "notice of default";

          (c) each time either Borrower requests the prior written consent of the Instructing Group of the Lenders, use its best efforts to obtain and communicate to such Borrower the response of the Instructing Group of the Lenders in a reasonable and timely manner having due regard to the nature and circumstances of the request;

          (d) subject to the foregoing provisions of this Article, take such actions with respect to any Event or Event of Default as may be requested by the Instructing Group, provided, however, that
                                                  --------  -------
              unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event or Event of Default as it shall deem advisable or in the best interest of the Lenders; and

          (e) if so instructed by the Instructing Group, and subject to being indemnified to its satisfaction by all Lenders, do and perform the things contemplated in Articles 6 and 11 in respect of the Revolving Credit Facilities, or refrain from exercising any right, power or discretion vested in it under the Loan Documents or any document incidental thereto.

     14.4 Protection of Agent.  Notwithstanding anything to the contrary
          -------------------
expressed or implied herein, the Agent shall not:

          (a) be bound to enquire as to:

              (i) whether any representation made by either Borrower, any Guarantor or any other Person in or in connection with the Loan Documents or any document incidental thereto is true;

              (ii) the occurrence or otherwise of any Event;

              (iii) the performance by either Borrower, any Guarantor or any other Person of its obligations under any of the Loan Documents or any document incidental thereto (including any obligations in respect of insurance);

              (iv) any breach of or default by either Borrower, any Guarantor or any other Person under the Loan Documents or any document incidental thereto; or

              (v) the use or application by either Borrower or any Guarantor of any of the proceeds of the Revolving Credit Facility;

          (b) be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account as herein provided;

          (c) be bound to disclose to any Person any information relating to either Borrower or any Guarantor if such disclosure would or might in its opinion constitute a breach of any law or regulation or be otherwise actionable at the suit of any Person;

          (d) be under any obligation to inspect any Collateral or any other Property, books or records of either Borrower, any Guarantor or any of its or their Subsidiaries or Affiliates;

          (e) accept any responsibility for the accuracy and/or completeness of any information supplied in connection herewith or for the legality, validity, effectiveness, genuineness, sufficiency, adequacy or enforceability of the Loan Documents, any Loan, any Letter of Credit or any document incidental hereto or thereto and the Agent shall be under no liability to any Lender as a result of taking or omitting to take any action in relation to the Loan Documents, any Loan or any document incidental hereto or thereto save in the case of gross negligence or wilful misconduct, and each of the Lenders agrees that it will not assert or seek to assert against any director, officer, employee, affiliate or agent of the Agent any claim it might have against any of them in respect of the matters referred to in this Section 14.4; or

          (f) have any obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by the Borrowers or any Guarantor or is cared for, protected or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent pursuant to this Agreement or pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no duty or liability whatsoever to any Lender as to any of the foregoing.

     14.5 Indemnification of Agent.  Each Lender shall, on demand by the Agent,
          ------------------------
indemnify the Agent pro rata in accordance with each such Lender's Participation at the time of such demand against any and all costs, claims, reasonable expenses (including legal fees and disbursements) and liabilities which such Agent may incur (and which have not been reimbursed by the applicable Borrower), except to the extent determined by a court of competent jurisdiction in a final, non-appealable judgment to have resulted solely from the gross negligence or wilful misconduct of the Agent, in acting in its capacity as an Agent under the Loan Documents, any Loans or any document incidental hereto or thereto. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including legal fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the applicable Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent. For greater certainty, the term "Agent" includes each Agent to whom any rights, powers or functions of Agent may be delegated.

     14.6 Termination or Resignation of Agent.  The Agent may resign as Agent,
          -----------------------------------
upon 30 days' notice to the Lenders. If the Agent resigns under this Agreement, the Instructing Group shall appoint from among the Lenders a successor agent for the Lenders which successor agent shall be approved by the Borrowers. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with Lenders and the Borrowers, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article 14 and Sections 14.5 and 16.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an

Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Instructing Group appoint a successor agent as provided for above.

     14.7 Rights of Agent, BAUK and BACAN.  With respect to its Commitment and
          -------------------------------
its Participation, and to all Loans, the Agent shall have the same rights and powers under this Agreement and any Loans as any other Lender, and it may exercise such rights and powers as though it were not performing the duties and functions delegated to it as an Agent hereunder, and the term "Lenders" or any other similar term shall, unless the context otherwise requires, include the Agent in its capacity as a Lender and BACAN and BAUK as Issuing Lenders. BACAN, BAUK and its or their Affiliates may make, provided same does not conflict with any express duties hereunder, loans to , issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrowers and their Subsidiaries and Affiliates as though BACAN and BAUK were not the Agent and/or Issuing Lender hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, BACAN, BAUK or its or their Affiliates may receive information regarding the Borrowers or their Affiliates (including information that may be subject to confidentiality obligations in favour of the Borrowers or such Subsidiary) and acknowledge that the Agent, BAUK and BACAN shall be under no obligation to provide such information to them.

     14.8 Authorized Waivers, Variations and Omissions.
          --------------------------------------------

          (a) Subject to paragraphs (b) and (c), if so authorized in writing by the Instructing Group the Agent may grant waivers, consents, vary the terms of or amend this Agreement and do or omit to do all such acts and things in connection herewith or therewith; and

          (b) the Agent shall, in the exercise of its Permitted Discretion and without further authorization of any Lender, be permitted to (i) reduce the lending percentages specified in the definitions of "Canadian Availability" or "U.K. Availability", (ii) to reincrease the lending percentages to the percentages specified in the definitions of "Canadian Availability" or "U.K. Availability" following any previous decrease, (iii) determine the applicability of any ineligibility criteria in determining Canadian Availability or U.K. Availability and the Canadian Borrowing Base or U.K. Borrowing Base and establish, reduce, increase or calculate reserves as it considers appropriate,
(iv) release, or instruct the Security Trustee to release, Collateral provided that (A) full and final payment and satisfaction of the Obligations has occurred, or (B) such Collateral is being sold or disposed of and the applicable Borrower has certified that such sale or disposition is permitted hereunder, or
(C) such Collateral is Leased Property under a lease which has expired or been terminated in a transaction permitted hereunder, or (D) such Collateral is not otherwise referred to in clauses (A) to (C) and such Collateral, together with all other Collateral released otherwise than pursuant to clause (A) to (C) hereof, does not have a book value in excess of $5,000,000 in the aggregate in any Fiscal Year, and (v) make or cause to be made Revolving Loans in excess of Canadian Availability or U.K. Availability, as the case may be, provided that
(i) the aggregate amount of such excess shall not exceed $5,000,000 and (ii) any such Loans shall not cause any Lender's Commitment to be increased; and

          (c) except with the prior written agreement of all the Lenders, nothing in this Article shall authorize (i) any changes in any rates of interest or fees, (ii) any extension of the date for, or alteration in the amount, currency or mode of calculation or computation of any payment of principal or interest or other amount applicable to the Revolving Credit Facilities, (iii) any increase in the Commitment of a Lender, (iv) any extension of the Maturity Date, (v) any release of the Collateral (except as permitted in Section 14.8(b)), (vi) any change in the terms of Section 11, (vii) any change in the definition of "Instructing Group", (viii) the release of either Borrower or any Guarantor until all Obligations have been fully and finally paid and satisfied,
(ix) any amendments or waivers to Sections 9.22 or 9.23, (x) any change in the definition of the "Tax Reserve", or (xi) any amendments to this Section 14.8. Notwithstanding the foregoing, no such agreement shall amend, modify or otherwise affect the rights or duties of the Agent under the Loan Documents without the prior written consent of the Agent.

     14.9 Financial Information Concerning the Borrowers or the Guarantors.
          ----------------------------------------------------------------
Subject to Section 14.3(a), the Agent shall have no duty or responsibility either initially or on a continuing basis to provide any Lender with any credit or other information with respect to the financial condition and affairs of the Borrowers or any Guarantor.

     14.10  Knowledge of Financial Situation of Borrowers.  Without limiting the
            ---------------------------------------------
generality of Section 14.9, each Lender acknowledges that none of the Agent or its Affiliates or any director, officer, employee, representative or agent thereof (an "Agent-Related Person") has made any representation or warranty to
             --------------------
it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrowers, the Parent and its Subsidiaries shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Without limiting the generality of Section 14.9, each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other conditions and credit worthiness of the Borrowers, the Parent and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this

Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and credit worthiness of the Borrowers, the Parent and Guarantors. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or information concerning the business, prospects, operations, property, financial and other condition and credit worthiness of the Borrowers, the Parent or any Guarantor which may come into the possession of any of the Agent-Related Persons.

     14.11  Restrictions on Actions by Lenders; Sharing of Payments.  (a) Each
            -------------------------------------------------------
of the Lenders agrees that it shall not, without the express consent of the Agent, and that it shall, to the extent that it is lawfully entitled to do so, upon the request of the Agent, set-off against the Obligations, any amounts owing by such Lender to a Borrower or any Guarantor or any accounts of a Borrower or any Guarantor now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by the Agent, take or cause to be taken any action, including, without limitation, the commencement of any legal or equitable proceedings, against a Borrower or any Guarantor or otherwise to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral, the purpose of which is, or could be, to give such Lender any preference or priority against the other Lenders with respect to the Collateral.

     (b) If at any time or times any Lender shall receive (i) by payment, foreclosure, set-off or otherwise, any proceeds of Collateral or any payments with respect to the Obligations of a Borrower to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Agent pursuant to the terms of this Agreement or the Security Trustee pursuant to the terms of the U.K. Security Documents, or (ii) payments from the Agent or, as the case may be, the Security Trustee in excess of such Lender's ratable portion of all such distributions by the Agent or, as the case may be, the Security Trustee, such Lender shall promptly turn the same over to the Agent or, as the case may be, the Security Trustee, in kind, and with such endorsements as may be required to negotiate the same to the Agent or, as the case may be, the Security Trustee, or in same day funds, as applicable, for the account of the Agent or, as the case may be, the Security Trustee, and the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement.

     14.12  Capacity as Agent. In performing its functions and duties under this
            -----------------
Agreement, the Agent shall act solely as the agent of the Lenders and shall not assume, and shall not be deemed to have assumed, any obligation as agent or trustee for the Borrowers or any other Person. The Agent shall be under no liability or responsibility of any kind to the Borrowers, any Guarantor, any Lender or to any other Person arising out of or in relation to any failure or delay in performance or breach by any Lender or Lenders or Agent, as the case may be, by the

Borrowers, any Guarantor or any other Person pursuant to or in any way in connection with this Agreement For greater certainty, the term "Agent" includes each Agent to whom any rights, powers or functions of Agent may be delegated.

     14.13  Certain Rights of the Agent.  Without limitation to any other
            ---------------------------
provision hereof, the Agent may request instructions from the Instructing Group at any time. If the Agent requests instructions from the Instructing Group with respect to any action or inaction, the Agent shall be entitled to await instructions from the Instructing Group before such action or inaction and shall be entitled to request and obtain an indemnity of all Lenders satisfactory to the Agent against all costs, liability and expenses which Agent may suffer or incur in connection with such matters.

     14.14  Collateral Matters.  Each Lender authorizes the Agent to enter into
            ------------------
the Loan Documents to which it is a party, for the benefit of the Lenders. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Lenders' security interest in assets which can be perfected only by possession. Should any Lender (other than the Agent or the Security Trustee) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Collateral to the Agent or, in the case of the U.K. Borrower, the Security Trustee or in accordance with the Agent's or, in the case of the U.K. Borrower, the Security Trustee instructions. Each Lender authorizes and directs the Agent and the Security Trustee to enter into this Agreement and the other Loan Documents relating to the Collateral, for the benefit of the Agent, the Security Trustee and the Lenders. Each Lender agrees that any action taken by the Agent or the Security Trustee or Instructing Group in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral, and the exercise by the Agent or the Security Trustee or the Instructing Group of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be deemed authorized by and binding upon all of the Lenders. Notwithstanding the provisions of this Article, without notice to or consent from any Lender, the Agent or the Security Trustee may take any action it considers, in its sole discretion, necessary or advisable to perfect and maintain the perfection of the Security Interest.

     14.15  Designation of BAUK as Agent.  Until further notice given by BACAN
            ----------------------------
to the U.K. Borrower, the Agent hereby designates and appoints BAUK as the "Agent" for the purposes of, and delegates to BAUK all responsibilities, duties, benefits and powers relating to:

            (i) Section 2, in relation to the U.K. Borrower and the U.K.
                Revolving Credit Facility and, without limitation, for all purposes of Section 2, in relation to the U.K. Borrower and the U.K. Revolving Credit Facility (including, without limitation receipt of Notices of Borrowing from the U.K. Borrower, making the elections and making or causing to be made

                  Settlement Loans or Agent Advances under the U.K. Revolving Credit Facility, receiving requests for the issuance of Letters of Credit under the U.K. Revolving Credit Facility and receiving Notices of Conversion and/or Rollovers) "Agent" shall mean BAUK;

            (ii) Section 3, in relation to the U.K. Borrower and the U.K. Revolving Credit Facility, and without limitation, for all purposes of Section 3, in relation to the U.K. Borrower and the U.K. Revolving Credit Facility (including receiving interest payments and all fees), "Agent" shall mean BAUK;

            (iii) Section 4, in relation to the U.K. Borrower and the U.K.
                  Revolving Credit Facility, and without limitation, for all purposes of Section 4, in relation to the U.K. Borrower and the U.K. Revolving Credit Facility (including, without limitation, the receipt and apportionment of payments and charging the U.K. Borrower's accounts for expenses as U.K. Revolving Loans), "Agent" shall mean BAUK;

            (iv) Sections 6.6 and 6.7, in relation to the U.K. Borrower and the U.K. Revolving Credit Facility, and without limitation, for the purposes of such sections in relation to the U.K. Borrower and the U.K. Revolving Credit Facility, "Agent" shall mean BAUK; and

            (v) Section 6.10, in relation to the U.K. Borrower and the U.K. Revolving Credit Facility, and for the purposes of such section, "Agent" shall mean BAUK.

In order to give effect to the foregoing, each of the Borrowers, the Parent and the Lenders agree that BAUK shall, until further notice given by BACAN or replacement of BACAN as Agent as provided in Section 14.6, be deemed to be an "Agent" hereunder and shall have all of the rights, responsibilities and protections provided for in this Agreement, including without limitation, Sections 2.2, 2.3(h), 4.4 and Article 14 (except that the provisions of Sections
11.2 and 14.8 shall be exercised by all Agents acting together), and BACAN shall be released and relieved of any obligations corresponding to the functions and duties so delegated to BAUK.

     14.16  Field Audit and Examination Reports; Disclaimer by Lenders.  By
            ----------------------------------------------------------
signing this Agreement, each Lender:

            (a) is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by the Agent;
                ------                     -------

            (b) expressly agrees and acknowledges that none of BACAN, BAUK or the Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

            (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent or other party performing any audit or examination will inspect only specific information regarding the Borrowers and will rely significantly upon the Borrowers' and Parent's books and records, as well as on representations of the Borrowers' and Parent's personnel;

            (d) agrees to keep all Reports confidential and strictly for its internal use, and not to distribute except to its participants, or use any Report in any other manner; and

            (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any such other Lender preparing a Report harmless from any action which that indemnifying Lender may take or conclusion which that indemnifying Lender may reach or draw from any Report (other than a Report, the preparation of which was grossly negligent or in bad faith) in connection with any loans or other credit accommodations which the indemnifying Lender has made or may make to either Borrower, or that indemnifying Lender's participation in, or that indemnifying Lender's purchase of, a loan or loans of either Borrower; and (ii) to pay and protect, and indemnify, defend and hold the Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including, without limitation attorney's reasonable fees and costs) incurred by the Agent and any such other Lender preparing a Report (other than a Report, the preparation of which was grossly negligent or in bad faith) as the direct or indirect result of any third parties who might obtain all or part of any such Report through that indemnifying Lender it being understood that no Lender, other than a Lender which initiates an action against the Agent or another Lender which has prepared a Report, or which has supplied a Report to a third party which has initiated such an action shall have any indemnification obligation pursuant to this Section, and it being further understood that in no circumstance shall such indemnification be available if a Lender prevails in such action. Each of the Borrowers and the Parent consents for all purposes hereof, including Section
16.17 to the distribution of the Reports and all information obtained in connection therewith.

15.  ASSIGNMENTS AND TRANSFERS
     -------------------------

     15.1 Benefit of Agreement.  This Agreement shall be binding upon and enure
          --------------------
to the benefit of each party hereto and its successors and permitted assigns.

     15.2 Assignments and Transfers by the Borrowers.  Except as expressly
          ------------------------------------------
permitted hereunder, neither Borrower nor any Guarantor shall be entitled to assign or transfer all or any of its rights, benefits and obligations hereunder.

     15.3 Assignments and Transfers by a Lender.  (a)  Any Lender may, at its
          -------------------------------------
own cost, without requiring any consent, assign or transfer to another Lender or an affiliate of a Lender, and otherwise with the consent of the Agent and, if such assignee of any Obligations under or in connection with the Canadian Revolving Credit Facility is a non-resident of Canada, the Canadian Borrower and, if such assignee of any Obligations under or in connection with the U.K. Revolving Credit Facility is not a resident of the United Kingdom, the U.K. Borrower (which shall not in any case be unreasonably withheld or delayed) to any other Person who carries on a business of making loans or providing financing all or a rateable portion of all of its rights, benefits and obligations hereunder, provided that no assignee or transferee shall be entitled to receive pursuant to the Loan Documents more than the amounts which would otherwise have been payable by a Borrower to such Lender, had such assignment or transfer not have been made, in respect of the rights, benefits and obligations so assigned or transferred. No assignment (other than an assignment of all of the assigning Lender's rights, benefits and obligations hereunder) shall be for aggregate (amongst that Lender and its affiliates) Commitment amounts less than $25,000,000. Any Lender requesting a Borrower's consent to a transfer or assignment shall provide the Agent and such Borrower with all reasonable information regarding the proposed transferee or assignee as such Borrower or Agent requests. No Borrower shall be required to pay any amounts to an assignee in excess of amounts that it would have been required to pay had no such assignment been made.

          (b) Where obligations of a Lender are so assigned or transferred, the assignee or transferee shall confirm in writing to the applicable Borrower obligated in respect of the Obligations so assigned or transferred, prior to such assignment or transfer taking effect, that it shall be bound towards such Borrower by the terms hereof relating to such obligations. On the assignment and transfer being made and such written confirmation being delivered to such Borrower, the Lender making an assignment or transfer shall be relieved of its obligations to the extent of such assignment or transfer thereof.

     15.4 Assignment and Assumption Agreement.  If any Lender wishes to assign
          -----------------------------------
or transfer all or any of its rights, benefits and obligations hereunder in accordance with Section 15.3, then such assignment or transfer shall be effected by the delivery by such Lender to the Agent for its accepting and recording in the Register (referred to below) of an Assignment and Assumption Agreement substantially in the form of EXHIBIT "O" (together with any and all addendums thereto) or such other form as may be agreed upon by the Agent, the Lender and the assignee or transferee (the "Assignment and Assumption Agreement") and a fee of $2,500.00 (payable to the Agent). In the event of an assignment or transfer as aforesaid (and subject in the terms of the U.K. Security Documents, to the due execution of any amendment, variation, accession memoranda or any other supplemental agreement or deed as may be required by the Security Trustee as referred to later in this Section), the following will apply, namely:

          (a) the rights and benefits so assigned or transferred shall consist of a solidary interest of such Lender in all of its rights and benefits hereunder and under the Security Interest, the Collateral and the other Loan Documents, the whole to the extent of the interest so assigned or transferred;

          (b) the assignee/transferee party shall assume, to the exoneration of such Lender, the obligations of such Lender hereunder and under the other Loan Documents, to the extent of the interest so assigned or transferred;

          (c) such Lender shall be released from its obligations to the Borrower and each Guarantor hereunder and under the other Loan Documents, to the extent of the interest so assigned or transferred;

          (d) such assignment or transfer will not result in novation of the Commitment, the Obligations or any other obligations under this Agreement, such novation being hereby expressly disclaimed;

          (e) the obligation of the assignee/transferee party to make Revolving Loans and to issue or arrange for the issuance of Letters of Credit and the obligation with respect to F/X Transactions will be the same obligation as that of such Lender before the assignment or transfer and not a new obligation, notwithstanding any release of such Lender from such obligation;

          (f) the assignee/transferee party shall be a party hereto and, to the extent provided in the Assignment and Assumption Agreement, have the rights and obligations of a Lender hereunder with the Commitment as set forth therein, and the obligations of the Borrower arising from any Revolving Loan advanced by or Letter of Credit issued or arranged by the assignee/transferee party will form part of the Obligations, will be secured by the Security Interest and the Collateral and the assignee/transferee party, such Lender and the Agent will have a solidary interest therein in the same manner as if the assignee/transferee party had specifically been named as a Lender thereunder;

          (g) subject to Section 14.11, the rights of such Lender, the Agent and the assignee/transferee party shall be solidary such that each of them shall be entitled to:

              (i) demand repayment of Revolving Loans outstanding from time to time in accordance with the Loan Agreement;

              (ii) exact the whole performance of the Obligations from the Borrower;

              (iii) benefit from the Security Interest;

              (iv)  give a full acquittance of the Obligations; and

              (v)   exercise all rights and recourses under the Loan Documents;

              the whole to the extent of the interest so assigned or transferred;

          (h) obligation to make Revolving Loans and to issue or arrange for the issuance of Letters of Credit and the obligation with respect to F/X Transactions as between such Lender and the assignee/transferee party shall be several, and not joint and several or solidary and, accordingly, the Borrower's recourse against such Lender and the assignee/transferee party with respect thereto, will be limited to the amount of the respective Commitment of each Lender and the assignee/transferee party.

          The Borrowers and the Parent shall intervene in any Assignment and Assumption Agreement including Addendum 1 thereto so as to, inter alia, consent to and unconditionally acquiesce in the subject assignment or transfer. The Borrowers, the Parent and the assignee shall also execute such further documents, confirmations and documents, including, without limitation in the case of the Borrowers and Parent, security documents and/or amendments to security documents and in the case of the assignee, amendments to and interventions in the security trust deed included in the U.K. Security Documents (including the execution of any accession memorandum or other supplemental agreement or deed), as may be requested by the Agent in connection with the assignment or transfer.

     15.5 Register and Notice.  The Agent shall maintain a register of the names
          -------------------
and addresses of the Lenders, their Commitments and the principal amounts of their Loans (the "Register"). The Agent shall also maintain a copy of each
                  --------
Assignment and Assumption Agreement delivered to and accepted by it and to modify the Register to give effect to each Assignment and Assumption Agreement. Upon its receipt of each Assignment and Assumption Agreement, the Agent will give prompt notice thereof to the applicable Borrower. The Agent shall be entitled to rely upon the Register exclusively for purposes of identifying the Lenders hereunder. The Agent shall notify promptly the other applicable Lenders of any Assignment and Assumption Agreement accepted by it and shall promptly upon any request deliver a copy of such Assignment and Assumption Agreement and a copy of the Register to any Lender or the Parent.

     15.6 Sub-Participations.  (i) Any Lender may, at its own cost, grant one or
          ------------------
more sub-participations in its rights, benefits and/or obligations hereunder to third parties, without the consent of the Borrowers or any Guarantor or any other Person, upon such terms and conditions as such Lender shall determine, provided that, notwithstanding any such sub-participation, such Lender shall remain, in so far as the other parties hereto are concerned, entitled to its rights and benefits hereunder and bound by its obligations hereunder and the Borrowers and Guarantors shall not be obliged to recognize any such third party as having the rights against any of them which it would have if it had been a party hereto; and (ii) no sub-participant (unless and only to the extent such sub-participant is itself a Lender) shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with such sub-participant that such Lender will not, without such sub-participant's consent, agree to any amendment or waiver of this Agreement described in Section 14.8(c).

     15.7 Disclosure.  Each Lender is hereby authorized by each Borrower and the
          ----------
Guarantors to disclose to any proposed assignee, transferee or sub-participant information in the Lenders' possession (in any capacity) relating to such Borrower or the Guarantors provided that such proposed assignee, transferee or sub-participant shall have executed and delivered to the Lenders a written undertaking to keep confidential any such information which is not publicly available.

16.  MISCELLANEOUS.
     -------------

     16.1 Cumulative Remedies; No Prior Recourse to Collateral.  The enumeration
          ----------------------------------------------------
herein or in the Loan Documents of the Agent's, the Security Trustee's and/or Lenders' rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that the Agent and/or the Security Trustee and/or Lenders may have under the PPSA, or other applicable law or the Loan Documents. The Agent and/or the Security Trustee and/or Lenders shall have the right, in its and their sole discretion, but subject to Section 14.11, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy shall not preclude the exercise of any others, all of which shall be cumulative. The Agent and/or the Security Trustee and/or Lenders may, without limitation, but subject to Section 14.11, proceed directly against either or both Borrowers or any Guarantor to collect the Obligations or Guaranteed Obligations without any prior recourse to the Collateral.

     16.2 No Implied Waivers.  No act, failure or delay by the Agent and/or the
          ------------------
Security Trustee and/or Lenders shall constitute a waiver of any of its rights and remedies. No single or partial waiver by the Agent and/or the Security Trustee and/or Lenders of any provision of this Agreement or any other Loan Document, or of breach or default hereunder or thereunder or of any right or remedy which the Agent and/or the Security Trustee and/or Lenders may have, shall operate as a waiver of any other provision, breach, default, right or remedy or of the same provision, breach, default, right or remedy on a future occasion. No waiver by the Agent and/or the Security Trustee and/or Lenders shall affect its rights to require strict performance of this Agreement.

     16.3 Severability.  If any provision of this Agreement shall be prohibited
          ------------
or invalid under the applicable law of any jurisdiction, such prohibition or invalidity shall not invalidate the remainder of this Agreement in such jurisdiction or this Agreement as whole in any other jurisdiction provided
                                                                  --------
however that, if the Agent and/or Lenders determine as a result of any such
-------
prohibition or invalidity that the Agent and/or the Security Trustee and/or Lenders have lost any material benefit of or right under this Agreement, then an Event of Default shall be deemed to have occurred whereupon the Agent and/or the Security Trustee and/or Lenders may exercise any of its right or remedies as provided in Section 11.2 hereof.

     16.4 Governing Law.  This Agreement shall be deemed to have been made in
          -------------
the Province of Ontario, and shall be governed by and interpreted in accordance with the laws of such province.

     16.5 Consent to Jurisdiction and Venue; Service of Process.  If applicable,
          -----------------------------------------------------
each Borrower and each of the Guarantors agrees that, in addition to any other courts that may have jurisdiction under applicable laws or rules, any action or proceeding to enforce or arising out of this Agreement or any of the other Loan Documents may be commenced in the courts of the Province of Ontario, and each Borrower and each of the Guarantors consents and submits in advance to such jurisdiction and agrees that venue will be proper in such courts on any such matter. The choice of forum set forth in this Section shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action under this Agreement to enforce the same, in any appropriate jurisdiction.

     16.6 Waiver of Jury Trial, Etc.  EACH BORROWER AND EACH GUARANTOR HEREBY
          --------------------------
WAIVES TRIAL BY JURY, IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN SUCH BORROWER AND/OR ANY GUARANTOR AND THE AGENT, SECURITY TRUSTEE AND/OR ANY OF THE LENDERS. EACH BORROWER AND EACH GUARANTOR HEREBY WAIVES NOTICE OF INTENT TO ACCELERATE AND ACCELERATION. EACH BORROWER AND EACH GUARANTOR CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

     16.7 Survival of Representations and Warranties.  All of the Borrowers' and
          ------------------------------------------
each Guarantor's representations and warranties contained in this Agreement shall survive the execution, delivery and acceptance thereof by the parties, notwithstanding any investigation by the Agent and/or Lenders or its agents.

     16.8 Other Security and Guarantees.  The Agent and/or Lenders may, without
          -----------------------------
notice or demand, and without affecting either Borrower's or any Guarantor's obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations (provided in the case of a Lender that same is delivered to the Agent to be held for the benefit of all Lenders as herein provided), and exchange, enforce or release such collateral or any part thereof; and (b) accept and hold any endorsement or guarantee of payment of all or any part of the Obligations (provided in the case of a Lender that same is delivered to the Agent to be held for the benefit of all Lenders as herein provided), and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

     16.9 Fees and Expenses.  The Borrowers (severally and, except to the extent
          -----------------
relating solely to a failure by the other Borrower to perform its obligation hereunder in which case the payment shall be payable solely by such other Borrower, jointly) shall pay to the Agent (for itself and the other Lenders) on demand all costs and expenses that the Agent or Security Trustee pays or incurs in connection with the negotiation, preparation, consummation, administration, enforcement, and termination of this Agreement and the other Loan Documents, including, without limitation: (a) reasonable lawyer's and paralegal's fees and disbursements of counsel to the Agent or Security Trustee, on a solicitor and his own client basis, (including, without limitation, a reasonable estimate of the allowable cost of in-house counsel and staff); (b) costs and expenses including reasonable lawyer's and paralegals' fees and disbursements, on a solicitor and his own client basis (including, without limitation, a reasonable estimate of the allowable cost of in-house counsel and staff) for any amendment, supplement, waiver, consent, or subsequent closing in connection with this Agreement or the Loan Documents and the transactions contemplated hereby and thereby; (c) costs and expenses of PPSA, Lien, real Property and title searches and enquiries; (d) taxes, fees and other charges for recording the Loan Documents, filing financing statements and continuations, and other actions to perfect, protect, register, signify, publish and continue the Security Interest;
(e) sums paid or incurred to pay any amount or take any action required of either Borrower or any Guarantor under the Loan Documents that such Borrower or such Guarantor fails to pay or take; (f) costs of appraisals, inspections, and verifications of the Collateral, including, without limitation, travel, lodging, and meals together with an allocated charge (such allocated charge, the "Audit
                                                                         -----
Fee") of U.S. $575 per day for each auditor employed by Agent for inspections of
---
the Collateral and the Borrowers' or any Guarantor's operations by the Agent's and/or Lenders' agents; (g) costs and expenses of forwarding loan proceeds, collecting cheques and other items of payment, and establishing and maintaining Payment Accounts; (h) all amounts that a Borrower is required to pay under the F/X Agreement; (i) costs and expenses of preserving and protecting the Collateral; (j) any claims or liabilities whatsoever which may be incurred by the Agent and/or Security Trustee and/or any of the Lenders, including reasonable lawyer's and paralegals fees, on a solicitor and his own client basis (including, without limitation, the allowable cost of in-house counsel and staff), and any costs of conducting Environmental Audits pursuant to its rights under Section 11.2 or relating to any material violation or alleged material violation of any Environmental Laws in respect of which a Borrower has not conducted an audit or has not complied with its obligations hereunder; (k) costs and expenses (including reasonable lawyer's and paralegals' fees and disbursements (including, without limitation, the allowable cost of in-house counsel and staff) paid or incurred to obtain payment of the Obligations, enforce the Security Interest, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Agent and/or Security Trustee and/or any of the Lenders arising in respect of the transactions contemplated hereby (including without limitation, preparations for and consultations concerning any such matters); and (l) all syndication fees and costs, inclusive of reasonable legal fees and expenses, on a solicitor and his own client basis, and audit and appraisal fees and expenses (but excluding the $2,500 fee pursuant to Section 15.4), to be paid by the Borrowers hereunder. The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Borrowers or any Guarantor. In addition to any liability of the Borrowers or any Guarantor to the Agent and/or Security Trustee and/or any of the Lenders under any other provision hereof, the Borrowers (severally and, except to the extent relating solely to a failure by the other Borrower to perform its obligation hereunder which shall be payable solely by such other Borrower, jointly) shall indemnify the Agent , the Security Trustee and each of the Lenders and hold the Agent and each of the Lenders harmless against any reasonable costs or expenses incurred by the Agent and/or Security Trustee and/or any of the Lenders as a result (i) of any failure by either Borrower or any Guarantor to fulfil any of its obligations hereunder in the manner provided herein including, without limitation, any cost or expense incurred by reason of the liquidation or re-employment in whole or in part of deposits or other funds required by the Agent and/or Security Trustee and/or any of the Lenders to fund or maintain any Loan as a result of either Borrower's or any Guarantor's failure to complete a Drawdown or to make any repayment or other payment on the date required hereunder or specified by it in any notice given hereunder, or (ii) either Borrower's or any Guarantor's failure to pay any other amount including, without limitation, any interest or fee, due hereunder on its due date, or (iii) the repayment of a BA Equivalent Loan or LIBOR Loan otherwise than on the last day of its Interest Period (including, without limitation, breakage, costs of redeploying assets and losses of anticipated profits). The foregoing indemnities and agreements to pay shall survive until all Obligations have been fully and finally paid. The certificate of an officer or manager of the Agent, the Security Trustee and/or any of the Lenders setting forth the amount of any such losses, damages, charges, claims, expenses and liabilities, including relating to any Lender's reallocation or redeployment of funds in consequence of any repayment of a BA Equivalent Loan or LIBOR Loan other than on the last day of its Interest Period (with reasonable particulars thereof), shall constitute prima facie evidence of any such amount, and the Agent shall be entitled to debit, from the applicable Borrower's accounts, the amount stipulated in the certificate. All of the foregoing costs and expenses shall be charged to the applicable Borrower's loan account as Revolving Loans. The Canadian Borrower agrees to pay to BankBoston, N.A. and/or BankBoston Retail Finance Inc. up to $5,000 in the aggregate of its or their legal expenses incurred in connection with the execution and delivery of this Agreement.

     16.10  Waiver of Notices.  Unless otherwise expressly provided herein, each
            -----------------
Borrower and each Guarantor waives, to the maximum extent permitted by law, but subject to compulsory provision of law, presentment, protest and notice of demand or dishonour and protest as to any instrument, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on the Borrowers or any Guarantor which the Agent and/or Security Trustee and/or Lenders may elect to give shall entitle the Borrowers or any Guarantor to any or further notice or demand in the same, similar or other circumstances.

     16.11  Binding Effect; Assignment.  The provisions of this Agreement shall
            --------------------------
be binding upon and inure to the benefit of the respective representatives, successors and assigns of the parties hereto; provided, however, that no interest herein may be assigned by the Borrowers or any Guarantor without the prior written consent of the Lenders. The Lenders shall have the right to assign or participate all or any portion of the Obligations or the Revolving Credit Facilities or any interest therein as hereinabove provided.

     16.12  Modification.  This Agreement is intended by the Borrowers, the
            ------------
Guarantor and the Agent and the Lenders to be the final, complete, and exclusive expression of the agreement between them. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof. No modification, rescission, waiver, release, or amendment of any provision of this Agreement shall be made, except by a written agreement signed by the Borrowers or any Guarantor and a duly authorized officer of the Agent and Lenders.

     16.13  Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts, and by the Agent, the Lenders, the Borrowers and Guarantors in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

     16.14  Right of Set-Off.  Whenever an Event of Default exists, but subject
            ----------------
to Section 14.11 the Agent and/or Security Trustee and/or any of the Lenders is hereby authorized at any time, and from time to time, to the fullest extent permitted by law, to set off and apply to such Borrower's Obligations any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Agent and/or Security Trustee and/or any of the Lenders or any affiliate of the Agent and/or Security Trustee and/or any of the Lenders to or for the credit or the account of such Borrower or any Guarantor against any and all of its Obligations, whether or not then due and payable. The Agent and/or Security Trustee and/or any such Lender, as applicable, agrees promptly to notify the Agent and Borrower or any Guarantor, as applicable, after any such set-off and application made by the Agent and/or Security Trustee and/or any of the Lenders, provided that the failure to give such notice shall not affect the validity of such set-off and application.

     16.15  Deliberately Left Blank.
            ------------------------

     16.16  Precedence.  In the event that any provisions of the Loan Documents
            ----------
(other than this Agreement) (the "Conflicted Agreements") contradict or are
                                  ---------------------
otherwise incapable of being construed in conjunction with the provisions of this Agreement, the provisions of this Agreement shall take precedence over those contained in the Conflicted Agreements and, in particular, if any act of either Borrower or any Guarantor is expressly permitted under this Agreement but is prohibited under the Conflicted Agreements, any such act shall be permitted under this Agreement and shall be deemed to be permitted under the Conflicted Agreements.

     16.17  Confidentiality.  Except as otherwise provided herein, the Agent,
            ---------------
the Security Trustee and the Lenders agree to take customary and reasonable precautions to maintain the confidentiality of all information in connection with this Agreement or other information respecting the Borrowers or any Guarantor and/or its accounts and business with the Agent, the Security Trustee and/or Lenders, provided to the Agent, the Security Trustee and/or Lenders by the Borrowers or any Guarantor or otherwise known to the Agent, the Security Trustee and/or Lenders ("Customer Information"). The Borrowers and each
                         --------------------
Guarantor acknowledge and agree that the Agent, the Security Trustee and Lenders may to the extent necessary for the administration and enforcement of this Agreement disclose from time to time Customer Information to other offices and branches of the Agent, the Security Trustee and/or any of the Lenders and to the Agent's, the Security Trustee's and/or any Lender's subsidiaries and affiliates, in Canada or anywhere outside Canada. The Borrowers and each Guarantor further consent to the disclosure of Customer Information by the Agent, the Security Trustee and/or any of the Lenders, or any such subsidiary or affiliate of the Agent, the Security Trustee and/or any of the Lenders (i) at the request of any governmental, regulatory or other similar agency or authority having jurisdiction over the Agent, the Security Trustee and/or any of the Lenders or such subsidiary or affiliate, (ii) pursuant to subpoena or other court process or to the extent required in connection with any litigation between the Agent, the Security Trustee and/or any of the Lenders, and either Borrower and/or any Guarantor; (iii) when otherwise required to do so in accordance with applicable law.

     16.18  Illegality.  If the introduction of or any change in, applicable
            ----------
law, regulation, treaty or official directive, or regulatory requirement (whether or not having the force of law) or in the interpretation or application thereof by any court or by any governmental authority charged with the administration thereof, makes it unlawful, or prohibited for the Agent, BACAN or BAUK and/or any of the other Lenders (in its sole opinion) to make, to fund or to maintain any Loans or Letters of Credit, the Agent and/or any such Lender may, by written notice to the Borrowers, terminate its Commitment (or in the discretion of the Instructing Group, the Total Commitments) and the affected Borrower shall prepay such Loans or Letters of Credit affected thereby.

     16.19  Increased Costs.  In the event of
            ---------------

            (a) any applicable law, regulation, treaty or official directive
                (whether or not having the force of law) coming into force after the date hereof, or (ii) any change in any existing applicable law, regulation, treaty or official directive (whether or not having the force of law), or in the interpretation or application thereof by any court or by any governmental or other authority or entity charged with the administration thereof which now or hereafter (each such event being hereinafter referred to as a "change in law"):

            (b) subjects the Agent and/or any of the Lenders to any tax or changes the basis of taxation, or increases any existing tax, on payments of principal, interest or other amounts payable by either Borrower to the Agent and/or any Lender under this Agreement (except for taxes on the net income or capital of any Lender), or

            (c) imposes, modifies or deems applicable any reserve, special deposit or similar requirements against assets held by, or deposits in or for the account of or loans by or any other acquisition of funds by an office of any of the Lenders, or

            (d) either (i) requires any of the Lenders to take into account a greater percentage of the Loans outstanding than was the case immediately prior to such change of law in the determination by any of the Lenders of the amount of capital required or expected to be maintained by it and, as a result, the amount of such capital is increased, or (ii) will have the effect of increasing the amount of capital required or expected to be maintained by any of the Lenders based on the existence of such Lender's participation in the advance or its obligations hereunder, or

            (e) changes the basis of taxation (other than as aforesaid) of any of the Lenders in respect of payments or principal or interest payable by any of the Lenders in respect of deposits from third parties acquired to effect or maintain the Loans or any part thereof, and the result of any of the foregoing is to increase the cost to any of the Lenders or reduce the income receivable by it or, reduce the effective return realizable by any of the Lenders, in respect of the Loans to an extent which such Lender deems to be material, then such Lender shall give notice thereof to the Agent and the Borrowers (herein called a "Notice of Amount") stating the
                                              ----------------
amount of Additional Compensation (as hereinafter defined) incurred by such Lender. The affected Borrower shall pay to the Agent (for such Lender), within ten (10) days of the date of receipt of any Notice of Amount, that amount (in this Section referred to as "Additional Compensation") which shall compensate
                             -----------------------
such Lender for such additional cost or reduction in income or effective return from the earlier of (i) the last Interest Payment Date in the case of a retroactive change of law, and (ii) the date which is two days prior to the day on which such Lender gave its initial Notice of Amount in the case of a change of law which is not retroactive. The affected Lender shall provide to the Agent and the affected Borrower a photocopy of the relevant law, regulation, treaty or official directive and a certificate of a duly authorized officer of such Lender setting forth the Additional Compensation and the basis of calculation therefor, which shall be prima facie evidence of the Additional Compensation absent manifest error, provided that such Lender shall not be required to disclose any information required to be kept confidential by the relevant authority. The affected Lender shall endeavour in good faith to limit the incidence of any such Additional Compensation, including seeking recovery for itself and for the account of the affected Borrower by appealing any assessment at the request and expense of the affected Borrower. In the event such Lender subsequently recovers all or part of the Additional Compensation paid to the Agent (for distribution to the affected Lender), it shall repay an equal amount to such Borrower. The Lenders shall be entitled to be paid such Additional Compensation from time to time to the extent that the provisions of this Section are then applicable notwithstanding that any of the Lenders has previously been paid any Additional Compensation. The provisions of this Section shall not be applicable to a Loan to the extent that such additional cost or reduction in income or effective return has been taken into consideration in establishing the Prime Rate or Base Rate. In addition, the affected Borrower shall not be required to pay any Additional Compensation pursuant to this Section in respect of such changes which are now known or ought reasonably to have been known to the affected Lender. In particular, without limitation of the foregoing, the affected Borrower shall not be required to pay any Additional Compensation in respect of
(i) the BIS Guidelines in their current form or arising from the implementation thereof, or (ii) bulletins, guidelines, orders or directives relating to the BIS Guidelines heretofore released by the Office of the Superintendent of Financial Institutions.

     16.20     Judgment Currency.  If for the purpose of obtaining judgment in
               -----------------
any court it is necessary to convert an amount due hereunder in the currency in which it is due (the "Original Currency") into another currency (the "Second
                      -----------------                               ------
Currency"), the rate of exchange applied shall be that at which, in accordance
--------
with normal banking procedures, the Agent could purchase in the Toronto foreign exchange market, the Original Currency with the Second Currency on the date two
(2) Business Days preceding that on which judgment is given. Each Borrower and each Guarantor agrees that its obligation in respect of any Original Currency due from it hereunder shall, notwithstanding any judgment or payment in such other currency, be discharged only to the extent that, on the Business Day following the date the Agent receives payment of any sum so adjudged to be due hereunder in the Second Currency, the Agent may, in accordance with normal banking procedures, purchase, in the Toronto foreign exchange market, the Original Currency with the amount of the Second Currency so paid; and if the amount of the Original Currency so purchased or could have been so purchased is less than the amount originally due in the Original Currency, each Borrower and each Guarantor agrees as a separate obligation and notwithstanding any such payment or judgment to indemnify the Agent against such loss. The term "rate of exchange" in this Section 16.20 means the spot rate at which the Agent, in accordance with normal practices, is able on the relevant date to purchase the Original Currency with the Second Currency, and includes any premium and costs of exchange payable in connection with such purchase.

     16.21     Notices.  Except as otherwise provided herein, all notices,
               -------
demands and requests that any party is required or elects to give to the other shall be in writing, shall be delivered personally against receipt, or sent by recognized overnight courier service, or mailed by registered or certified mail, return receipt requested, postage prepaid or by facsimile (provided a copy thereof is forthwith delivered by mail in the manner herein specified), and shall be addressed to the party to be notified as follows:

If to the Agent or BACAN:        Bank of America Canada
                                 200 Front Street West
                                 Suite 2700
                                 Toronto, Ontario  M5V 3L2

                                 Attention:  Robert Kizell, Vice-President
                                 ----------  -----------------------------
                                 Fax No.:    (416) 349-4295

                                 except in regard to financial reports

          with copies to:        Bank of America N.T.&S.A., Legal Department
                                 10124 Old Grove Road
                                 San Diego, California  92131

                                 Attention:  Thomas A. Montgomery,
                                 ----------
                                             Assistant General Counsel
                                             -------------------------
                                 Fax No.:    (619) 549-7518

                  and to:        BankAmerica Business Credit, Inc.
                                 231 South LaSalle Street, 16th Floor
                                 Chicago, Illinois  60697

                                 Attention:  Portfolio Manager
                                 ----------  -----------------
                                 Fax No.:    (312) 974-8760

    If to the Borrowers
     or to any Guarantor:        InterTAN, Inc.
                                 201 Main Street, Suite 1805
                                 Fort Worth, Texas  76102

                                 Attention:  David S. Goldberg
                                 ----------  -----------------
                                             Vice President, Secretary and
                                             -----------------------------
                                             General Counsel
                                             ---------------
                                Fax No.:     (817) 332-3071

  If to any other Lender:       At its address set forth on the signature pages
                                hereof or in any Assignment and Assumption
                                Agreement.

or to such other address or fax number as each party may designate for itself by like notice. Any such notice, demand, or request shall be deemed given when received, if personally delivered or sent by overnight courier, or five (5) Business Days after deposited in the mail, postage paid, if sent by registered or certified mail or upon confirmation of receipt by fax.

     16.22 Nature of the Obligations.  Notwithstanding anything to the
           -------------------------
contrary herein but subject to any terms of the Loan Documents (including the Canadian Guarantee or U.K. Guarantee), (a) each representation, warranty, covenant and agreement herein of the U.K. Borrower or the Canadian Borrower, as the case may be, shall be read and construed only as a representation or warranty in respect of itself and a covenant and agreement relating to its own conduct or circumstances and only in favour of, in the case of the U.K. Borrower, the Agent, the Security Trustee and the U.K. Lenders and, in the case of the Canadian Borrowers, the Agent and Canadian Lenders, (b) all proceeds of any U.K. Collateral shall be applied solely to the Obligations under or in connection with the U.K. Revolving Credit Facility and (c) all proceeds of any Canadian Collateral shall be applied solely to the Obligations under or in connection with the Canadian Revolving Credit Facility, in each case until all such Obligations have been paid and satisfied, and thereafter may be applied to any other Obligations, including pursuant to the Canadian Guarantee or U.K. Guarantee.

          IN WITNESS WHEREOF, the parties have entered into this Agreement effective as of the date first above written.

CANADIAN BORROWER:      INTERTAN CANADA LTD.

                        By: /s/ DAVID S. GOLDBERG
                            --------------------------
                        Name: David S. Goldberg
                        Title: V.P. & Secretary

U.K. BORROWER:          INTERTAN U.K. LIMITED

                        By: /s/ DAVID S. GOLDBERG
                            --------------------------
                        Name: David S. Goldberg
                        Title: Attorney

GUARANTOR:              INTERTAN, INC.

                        By: /s/ DAVID S. GOLDBERG
                            --------------------------
                        Name: David S. Goldberg
                        Title: V.P., Secretary
                               and General Counsel

AGENT:                  BANK OF AMERICA CANADA

                        By: /s/ ROBERT KIZELL
                            --------------------------
                        Name: Robert Kizell
                        Title: Vice President

                        c/o BankAmerica Business Credit, Inc.
                        231 South LaSalle Street, 16/th/ Floor
                        Chicago, Illinois U.S.A. 60697
                        Attention: Portfolio Manager
                        Fax: (312) 974-8760

LENDER(S):              BANK OF AMERICA CANADA         Commitment in
                                                       Canadian Revolving
                                                       Credit Facility
                        By: /s/ ROBERT KIZELL          U.S.$16,666,666.67
                            --------------------------
                        Name: Robert Kizell
                        Title: Vice President

                        200 Front Street West, Suite 2700
                        Toronto, Ontario M5V 3L2
                        Attention: Robert Kizell
                        Fax No.: (416) 349-4295

                        CONGRESS FINANCIAL
                        CORPORATION                     Commitment in
                                                        Canadian Revolving
                                                        Credit Facility
                        By: /s/ WAYNE EHGOETZ           U.S.$16,666,666.66
                            ---------------------------
                        Name: Wayne Ehgoetz
                        Title: Senior Vice President & Managing Director

                        141 Adelaide Street West, Suite 1508
                        Toronto, Ontario M5H 3L9
                        Attention: Wayne R. Ehgoetz
                        Fax No.: (416) 364-6068

                        BANKBOSTON RETAIL
                        FINANCE INC.                    Commitment in
                                                        Canadian Revolving
                                                        Credit Facility
                        By: /s/ FRANCIS O'CONNOR        U.S.$16,666,666.66
                            ---------------------------
                        Name:  Francis O'Connor
                        Title: Vice President

                        40 Broad Street
                        Boston, Massachusetts 02109
                        Attention: Francis O'Connor
                        Fax No.: (617) 434-4339

                        BANK OF AMERICA N.T.&S.A.       Commitment in
                        (LONDON ENGLAND                 U.K. Revolving
                        BRANCH OFFICE)                  Credit Facility

                        By: /s/ PAUL HANOCK             U.S.$8,333,333.34
                            ---------------------------
                        Name: Paul Hancock
                        Title: Senior Vice President

                        1 Alie Street, 5/th/ Floor
                        London, England E1 8DE
                        Attention: Tim Jacobs
                        Fax No.:

                        BANKBOSTON, N.A.                Commitment in
                                                        U.K. Revolving
                                                        Credit Facility
                        By: /s/ THOMAS R. SOMMERFIELD   U.S.$8,333,333.33
                            ---------------------------
                        Name: Thomas R. Sommerfield
                        Title: Division Executive

                        BankBoston House
                        39 Victoria Street
                        London, England SW1 H0ED

                        cc. Boston Office:

                        40 Broad Street, 10/th/ Floor
                        Boston, Massachusetts 02109

                        Attention: Francis O'Connor
                        Fax No.: (617) 434-4339

                        BURDALE ACCEPTANCES
                        LIMITED                         Commitment in
                                                        U.K. Revolving
                                                        Credit Facility
                        By: /s/ ILLEGIBLE               U.S.$8,333,333.33
                            ---------------------------
                        Name:
                        Title: Director

                        53 Queen Anne Street
                        London, England W1
                        Attention: Dennis Levine
                        Fax No.: 011-44-171-935-5445

`